Exhibit 10.8





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                                CREDIT AGREEMENT

                                      AMONG

                             NABISCO HOLDINGS CORP.,

                                  NABISCO, INC.

                                       AND

                             BANKERS TRUST COMPANY,
                         THE CHASE MANHATTAN BANK, N.A.,
                                 CHEMICAL BANK,
                                 CITIBANK, N.A.

                                       AND

                             THE FUJI BANK, LIMITED,
                            AS SENIOR MANAGING AGENTS

                                       AND

                          VARIOUS LENDING INSTITUTIONS



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                          Dated as of November 3, 1995

                        ---------------------------------

                                 $1,500,000,000



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                                TABLE OF CONTENTS
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SECTION 1.   Amount and Terms of Credit . . . . . . . . . . . . . . . . . .    1
     1.01  Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     1.02  Minimum Amount of Each Borrowing; Maximum Number of Borrowings .    2
     1.03  Notice of Borrowing of Revolving Loans . . . . . . . . . . . . .    2
     1.04  Competitive Bid Borrowings . . . . . . . . . . . . . . . . . . .    3
     1.05  Disbursement of Funds  . . . . . . . . . . . . . . . . . . . . .    5
     1.06  Notes; Register  . . . . . . . . . . . . . . . . . . . . . . . .    6
     1.07  Conversions  . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     1.08  Pro Rata Borrowings  . . . . . . . . . . . . . . . . . . . . . .    7
     1.09  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     1.10  Interest Periods . . . . . . . . . . . . . . . . . . . . . . . .    8
     1.11  Increased Costs, Illegality, etc.  . . . . . . . . . . . . . . .    9
     1.12  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     1.13  Change of Lending Office . . . . . . . . . . . . . . . . . . . .   12
     1.14  Replacement of Banks . . . . . . . . . . . . . . . . . . . . . .   12
     1.15  Notice of Certain Costs  . . . . . . . . . . . . . . . . . . . .   13
     1.16  Commitment Increases . . . . . . . . . . . . . . . . . . . . . .   13

SECTION 2.   Fees; Commitments  . . . . . . . . . . . . . . . . . . . . . .   14
     2.01  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     2.02  Voluntary Reduction of Commitments . . . . . . . . . . . . . . .   15
     2.03  Mandatory Reduction of Commitments, etc. . . . . . . . . . . . .   15

SECTION 3.   Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     3.01  Voluntary Prepayments  . . . . . . . . . . . . . . . . . . . . .   15
     3.02  Mandatory Prepayments  . . . . . . . . . . . . . . . . . . . . .   16
     3.03  Method and Place of Payment  . . . . . . . . . . . . . . . . . .   16
     3.04  Net Payments . . . . . . . . . . . . . . . . . . . . . . . . . .   17

SECTION 4.  Conditions Precedent to the Effective Date  . . . . . . . . . .   19
     4.01  Execution of Agreement . . . . . . . . . . . . . . . . . . . . .   19
     4.02  Notes; Effectiveness of Second Amendment . . . . . . . . . . . .   19
     4.03  Officers' Certificate  . . . . . . . . . . . . . . . . . . . . .   19
     4.04  Opinions of Counsel  . . . . . . . . . . . . . . . . . . . . . .   19

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     4.05  Corporate Proceedings  . . . . . . . . . . . . . . . . . . . . .   19
     4.06  Organizational Documentation, etc. . . . . . . . . . . . . . . .   19
     4.07  Adverse Change, etc. . . . . . . . . . . . . . . . . . . . . . .   20
     4.08  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     4.09  Fees, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

SECTION 5.  Conditions Precedent to Loans . . . . . . . . . . . . . . . . .   20
     5.01  Effectiveness  . . . . . . . . . . . . . . . . . . . . . . . . .   20
     5.02  No Default; Representations and Warranties . . . . . . . . . . .   20
     5.03  Notice of Borrowing  . . . . . . . . . . . . . . . . . . . . . .   20

SECTION 6.   Representations, Warranties and Agreements . . . . . . . . . .   21
     6.01  Corporate Status . . . . . . . . . . . . . . . . . . . . . . . .   21
     6.02  Corporate Power and Authority  . . . . . . . . . . . . . . . . .   21
     6.03  No Violation . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     6.04  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     6.05  Use of Proceeds; Margin Regulations  . . . . . . . . . . . . . .   22
     6.06  Governmental Approvals . . . . . . . . . . . . . . . . . . . . .   22
     6.07  Investment Company Act . . . . . . . . . . . . . . . . . . . . .   23
     6.08  True and Complete Disclosure . . . . . . . . . . . . . . . . . .   23
     6.09  Financial Condition; Financial Statements  . . . . . . . . . . .   23
     6.10  Tax Returns and Payments . . . . . . . . . . . . . . . . . . . .   23
     6.11  Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . .   24
     6.12  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . .   24
     6.13  Patents, etc.  . . . . . . . . . . . . . . . . . . . . . . . . .   24
     6.14  Pollution and Other Regulations  . . . . . . . . . . . . . . . .   24
     6.15  Properties . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

SECTION 7.  Affirmative Covenants . . . . . . . . . . . . . . . . . . . . .   25
     7.01  Information Covenants  . . . . . . . . . . . . . . . . . . . . .   25
     7.02  Books, Records and Inspections . . . . . . . . . . . . . . . . .   27
     7.03  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     7.04  Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . .   27
     7.05  Consolidated Corporate Franchises  . . . . . . . . . . . . . . .   27
     7.06  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . .   28
     7.07  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     7.08  Good Repair  . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     7.09  End of Fiscal Years; Fiscal Quarters . . . . . . . . . . . . . .   29
     7.10  Commercial Paper and Competitive Bid Loan Outstandings . . . . .   29

SECTION 8.  Negative Covenants  . . . . . . . . . . . . . . . . . . . . . .   29
     8.01  Changes in Business  . . . . . . . . . . . . . . . . . . . . . .   29
     8.02  Consolidation, Merger, Sale of Assets, etc.  . . . . . . . . . .   30
     8.03  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     8.04  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . .   31



                                      (ii)

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     8.05  Limitation on Restricted Payments  . . . . . . . . . . . . . . .   33
     8.06  Transactions with Affiliates . . . . . . . . . . . . . . . . . .   34
     8.07  Consolidated Net Worth . . . . . . . . . . . . . . . . . . . . .   34
     8.08  Fixed Charge Coverage Ratio  . . . . . . . . . . . . . . . . . .   34
     8.09  Leverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . .   34
     8.10  Cash Interest Coverage Ratio . . . . . . . . . . . . . . . . . .   34

SECTION 9.   Events of Default  . . . . . . . . . . . . . . . . . . . . . .   34
     9.01  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
     9.02  Representations, etc.  . . . . . . . . . . . . . . . . . . . . .   34
     9.03  Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
     9.04  Default Under Other Agreements . . . . . . . . . . . . . . . . .   35
     9.05  Bankruptcy, etc. . . . . . . . . . . . . . . . . . . . . . . . .   36
     9.06  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
     9.07  Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
     9.08  Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

SECTION 10.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . .   38

SECTION 11.  The Senior Managing Agents . . . . . . . . . . . . . . . . . .   57
     11.01  Appointment . . . . . . . . . . . . . . . . . . . . . . . . . .   57
     11.02  Delegation of Duties  . . . . . . . . . . . . . . . . . . . . .   57
     11.03  Exculpatory Provisions  . . . . . . . . . . . . . . . . . . . .   57
     11.04  Reliance by Senior Managing Agents  . . . . . . . . . . . . . .   58
     11.05  Notice of Default . . . . . . . . . . . . . . . . . . . . . . .   58
     11.06  Non-Reliance on Senior Managing Agents and Other Banks  . . . .   59
     11.07  Indemnification . . . . . . . . . . . . . . . . . . . . . . . .   59
     11.08  Senior Managing Agents in Their Individual Capacities . . . . .   60
     11.09  Successor Senior Managing Agents  . . . . . . . . . . . . . . .   60

SECTION 12.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . .   60
     12.01  Payment of Expenses, etc. . . . . . . . . . . . . . . . . . . .   60
     12.02  Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . .   61
     12.03  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
     12.04  Benefit of Agreement  . . . . . . . . . . . . . . . . . . . . .   62
     12.05  No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . .   64
     12.06  Payments Pro Rata . . . . . . . . . . . . . . . . . . . . . . .   65
     12.07  Calculations; Computations  . . . . . . . . . . . . . . . . . .   65
     12.08  Governing Law; Submission to Jurisdiction; Venue  . . . . . . .   66
     12.09  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . .   67
     12.10  Headings Descriptive  . . . . . . . . . . . . . . . . . . . . .   67
     12.11  Amendment or Waiver . . . . . . . . . . . . . . . . . . . . . .   67
     12.12  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
     12.13  Domicile of Loans . . . . . . . . . . . . . . . . . . . . . . .   67
     12.14  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . .   68



                                      (iii)

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     12.15  Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . .   68

SECTION 13.  Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
     13.01  The Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . .   68
     13.02  Bankruptcy  . . . . . . . . . . . . . . . . . . . . . . . . . .   69
     13.03  Nature of Liability . . . . . . . . . . . . . . . . . . . . . .   69
     13.04  Independent Obligation  . . . . . . . . . . . . . . . . . . . .   69
     13.05  Authorization . . . . . . . . . . . . . . . . . . . . . . . . .   70
     13.06  Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
     13.07  Subordination . . . . . . . . . . . . . . . . . . . . . . . . .   70
     13.08  Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
     13.09  Limitation on Enforcement . . . . . . . . . . . . . . . . . . .   71


ANNEX  I    --  List of Banks and Commitments
ANNEX  II   --  Bank Addresses
ANNEX  III  --  Schedule of Material Subsidiaries
ANNEX  IV   --  Certain Litigation
ANNEX  V    --  Specified Permitted Existing Debt



EXHIBIT A   --  Form of Note
EXHIBIT B-1 --  Form of Opinion of General Counsel
                  of the Borrower
EXHIBIT B-2 --  Form of Opinion of White & Case,
                  Special Counsel to the Banks
EXHIBIT C-1 --  Notice of Assignment
EXHIBIT C-2 --  Form of Assignment Agreement
EXHIBIT C-3 --  Agreement of Commitment Increase
EXHIBIT D   --  Form of Confidentiality Agreement



                                      (iv)

          CREDIT AGREEMENT, dated as of November 3, 1995, among NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), NABISCO, INC., a New Jersey cor-poration (the "Borrower"), and the lending institutions listed from time to time on Annex I hereto (each, a "Bank" and, collectively, the "Banks"). Unless otherwise defined herein, all capitalized terms used herein and defined in
Section 10 are used herein as so defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available the credit facility provided for herein.


          NOW, THEREFORE, IT IS AGREED:

          SECTION 1.   Amount and Terms of Credit.
                       --------------------------

          1.01  Commitments.  (a)  Subject to and upon the terms and conditions
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herein set forth, each Bank severally agrees to make a loan or loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans:

              (i)shall be made at any time and from time to time on and after the Effective Date and prior to the Commitment Expiry Date;

              (ii)may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Reference Rate Loans or Eurodollar Loans, provided that all Revolving Loans made by all Banks pursuant to the
            --------
     same Borrowing shall, unless otherwise specifically provided herein, con-sist entirely of Revolving Loans of the same Type;

              (iii)may be repaid and reborrowed in accordance with the provi-sions hereof; and

              (iv)shall not exceed for any Bank at any time of incurrence thereof and after giving effect thereto and the use of the proceeds thereof that aggregate principal amount which, when added to the product of (x) such Bank's Percentage and (y) the sum of (I) the aggregate outstanding principal amount of all Competitive Bid Loans then outstanding and (II) Commercial Paper Outstandings at such time, equals the Commitment of such Bank at such time.

          (b) Subject to and upon the terms and conditions herein set forth, each Bank severally agrees that the Borrower may incur a loan or loans (each, a "Competitive Bid Loan" and, collectively, the "Competitive Bid Loans") pursuant to a Competitive Bid Borrowing from time to time on and after the Effective Date and prior to the date which is the third Business Day preceding the date which is 14 days prior to the Commitment Expiry Date, provided, that after giving
                                                --------
effect to any Competitive Bid Borrowing and the use of the proceeds thereof, the aggregate outstanding principal amount of Competitive Bid Loans when combined with the aggregate outstanding principal amount of all Revolving Loans then outstanding and the aggregate Commercial Paper Outstandings at such time shall not exceed the Total Commitment at such time. Within the foregoing limits and subject to the conditions set out in Section 1.04, Competitive Bid Loans may be repaid and reborrowed in accordance with the provisions hereof.

          1.02  Minimum Amount of Each Borrowing; Maximum Number of Borrowings.
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The aggregate principal amount of each Borrowing of Revolving Loans shall not be less than the Minimum Borrowing Amount. More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than eight
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Borrowings of Eurodollar Loans under this Agreement.

          1.03  Notice of Borrowing of Revolving Loans.  (a)  Whenever the Bor-
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rower desires to incur Revolving Loans hereunder, it shall give the Payments Administrator at the Payments Administrator's Office (x) prior to 11:00 A.M. (New York time) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Revolving Loans constituting Eurodollar Loans and (y) prior to 11:00 A.M. (New York time) prior written notice (or telephonic notice promptly confirmed in writing) on the date of each Borrowing of Revolving Loans constituting Reference Rate Loans. E-ach such notice (each, a "Notice of Borrowing") shall be irrevocable and shall specify: (i) the aggregate principal amount of the Revolving Loans to be made pursuant to such Borrowing; (ii) the date of Borrowing (which shall be a Business Day); and (iii) whether the respective Borrowing shall consist of Reference Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Payments Administrator shall promptly give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of Revolving Loans, of such Bank's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

          (b) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Payments Administrator may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice, believed by the Payments Administrator in good faith to be from the Chairman, Chief Financial Officer or Treasurer of the Borrower, or from any other person designated in writing to the Payments Administrator by the Chief Financial Officer or

Treasurer of the Borrower as a person entitled to give telephonic notices under this Agreement on behalf of the Borrower. In each such case the Borrower hereby waives the right to dispute the Payments Administrator's record of the terms of any such telephonic notice.

          1.04  Competitive Bid Borrowings.  (a) Whenever the Borrower desires
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to incur a Competitive Bid Borrowing, it shall deliver to the Payments Administrator at the Payments Administrator's Office, prior to 11:00 A.M. (New York time) (x) at least four Business Days prior to the date of such proposed Competitive Bid Borrowing, in the case of a Spread Borrowing, and (y) at least one Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of an Absolute Rate Borrowing, a written notice (a "Notice of Competitive Bid Borrowing"), which notice shall specify in each case (i) the date (which shall be a Business Day) and the aggregate amount of the proposed Competitive Bid Borrowing, (ii) the maturity date for repayment of each and every Competitive Bid Loan to be made as part of such Competitive Bid Borrowing (which maturity date may be (A) one, two, three or six months after the date of such Competitive Bid Borrowing in the case of a Spread Borrowing, and (B) between 7 and 180 days, inclusive, after the date of such Competitive Bid Borrowing in the case of an Absolute Rate Borrowing, provided that in no event
                                                     --------
shall the maturity date of any Competitive Bid Borrowing be later than the third Business Day preceding the Commitment Expiry Date), (iii) the interest payment date or dates relating thereto, (iv) whether the proposed Competitive Bid Borrowing is to be an Absolute Rate Borrowing or a Spread Borrowing, and if a Spread Borrowing, the Interest Rate Basis, and (v) any other terms to be applic-able to such Competitive Bid Borrowing. The Payments Administrator shall promptly notify each Bidder Bank of each such request for a Competitive Bid Borrowing received by it from the Borrower by telecopying to each such Bidder Bank a copy of the related Notice of Competitive Bid Borrowing.

          (b) Each Bidder Bank shall, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Loans to the Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest (which shall be a specified Spread over or under the Interest Rate Basis in the case of a Spread Borrowing or an Absolute Rate in the case of an Absolute Rate Borrowing) specified by such Bank in its sole discretion and determined by such Bank independently of each other Bank, by notifying the Payments Administrator (which shall give prompt notice thereof to the Borrower) before 10:00 A.M. (New York time) on the date (the "Reply Date") which is (x) in the case of an Absolute Rate Borrowing, the date of such proposed Competitive Bid Borrowing and (y) in the case of a Spread Borrowing, three Business Days before the date of such proposed Competitive Bid Borrowing, of the minimum amount and maximum amount of each Competitive Bid Loan which such Bank would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to Section 1.01(b), exceed such Bank's Commitment), the rate or rates of interest therefor and such Bank's lending office with respect to such Competitive Bid Loan, provided that
                                                  --------
if the Payments Administrator in its capacity as a Bank shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:30 A.M. (New York time) on the Reply Date. Any Bidder Bank not giving the Payments Administrator the notice specified in the preceding sentence shall not be obligated to, and shall not, make any Competitive Bid Loan as part of such Competitive Bid Borrowing.

          (c)  The Borrower shall, in turn, before 11:00 A.M. (New York time)
(x) on the Reply Date in the case of a proposed Absolute Rate Borrowing and (y) on the Business Day following the Reply Date in the case of a proposed Spread Borrowing, either:

          (i) cancel such Competitive Bid Borrowing by giving the Payments Administrator notice to such effect, or

          (ii) accept one or more of the offers made by any Bidder Bank or Banks by giving notice (in writing or by telephone confirmed in writing) to the Payments Administrator of the amount of each Competitive Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Payments Administrator on behalf of such Bidder Bank for such Competitive Bid Borrowing) to be made by each Bidder Bank as part of such Competitive Bid Borrowing, and reject any remaining offers made by Banks by giving the Payments Administrator notice to that effect, provided that (x) acceptance of
                                          --------
     offers may only be made on the basis of ascending Absolute Rates (in the case of an Absolute Rate Borrowing) or Spreads (in the case of a Spread Borrowing), commencing with the lowest rate so offered and (y) if offers are made by two or more Bidder Banks at the same rate and acceptance of all such equal offers would result in a greater principal amount of Competitive Bid Loans being accepted than the aggregate principal amount requested by the Borrower, the Borrower shall then have the right to accept one or more such equal offers in their entirety and reject the other equal offer or offers or to allocate acceptance among all such equal offers (but giving effect to the minimum and maximum amounts specified for each such offer), as the Borrower may elect in its sole discretion, provided further that in no
                                                ----------------
     event shall the aggregate principal amount of the Competitive Bid Loans accepted by the Borrower as part of a Competitive Bid Borrowing exceed the amount specified by the Borrower in the related Notice of Competitive Bid Borrowing.

          (d) If the Borrower notifies the Payments Administrator that such Competitive Bid Borrowing is cancelled, the Payments Administrator shall give prompt notice thereof to the Bidder Banks and such Competitive Bid Borrowing shall not be made.

          (e) If the Borrower accepts one or more of the offers made by any Bidder Bank or Banks, the Payments Administrator shall in turn promptly notify
(x) each Bidder Bank that has made an offer of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Bidder Bank have been accepted by the Borrower and (y) each Bidder Bank that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing of the amount of each Competitive Bid Loan to be made by such Bidder Bank.

          (f) On the last Business Day of each calendar quarter, the Payments Administrator shall notify the Banks of the aggregate principal amount of Competitive Bid Loans outstanding at such time.

          1.05  Disbursement of Funds.  (a)  No later than 1:00 P.M. (New York
                ---------------------
time) on the date of each Borrowing, each Bank will make available its pro rata
                                                                       --- ----
portion, if any, of each Borrowing requested to be made on such date in the manner provided below.

          (b) Each Bank shall make available all amounts it is to fund under any Borrowing in U.S. dollars and immediately available funds to the Payments Administrator at the Payments Administrator's Office and the Payments Adminis-trator will make available to the Borrower by depositing to its account at the Payments Administrator's Office the aggregate of the amounts so made available in U.S. dollars and the type of funds received. Unless the Payments Admin-istrator shall have been notified by any Bank prior to the date of any such Borrowing that such Bank does not intend to make available to the Payments Administrator its portion of the Borrowing or Borrowings to be made on such date, the Payments Administrator may assume that such Bank has made such amount available to the Payments Administrator on such date of Borrowing, and the Payments Administrator, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Payments Administrator by such Bank and the Payments Administrator has made available same to the Borrower, the Payments Administrator shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Payments Administrator's demand therefor, the Payments Administrator shall promptly notify the Borrower, and the Borrower shall immediately pay such corre-sponding amount to the Payments Administrator. The Payments Administrator shall also be entitled to recover from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Payments Administrator to the Borrower to the date such corresponding amount is recovered by the Payments Administrator, at a rate per annum equal to (x) if paid by such Bank, the overnight Federal Funds Rate or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with Section 1.09, for the respective Loans.

          (c) Nothing in this Section 1.05 shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder.

          1.06  Notes; Register.  (a)  The Borrower's obligation to pay the
                ---------------
principal of, and interest on, the Revolving Loans made by each Bank shall, except as provided in Sections 1.14 and 12.04, be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit A with blanks appropriately completed in conformity herewith (each, a "Note" and, collectively, the "Notes").

          (b) The Note issued to each Bank shall: (i) be payable to the order of such Bank and be dated the Effective Date; (ii) be in a stated principal amount equal to the Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby; (iii) mature on the Maturity Date; and (iv) bear interest as provided in the appropriate clause of Section
1.09 in respect of the Reference Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby.

          (c) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of Revolving Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the Borrower's obligations in respect of such Revolving Loans.

          (d) The Payments Administrator shall maintain at the Payments Administrator's Office a register for the recordation of the names and addresses of the Banks, the Commitments of the Banks from time to time, and the principal amount of the Revolving Loans and Competitive Bid Loans owing to each Bank from time to time, together with the maturity and interest rates applicable to each such Competitive Bid Loan and other terms applicable thereto (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          1.07  Conversions.  The Borrower shall have the option to convert on
                -----------
any Business Day all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Revolving Loans of one Type into a Borrowing or Borrowings of another Type, provided that: (i) no partial
                                         --------
conversion of Eurodollar Loans shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount; (ii) Reference Rate Loans may only be converted into Eurodollar Loans if no Event of Default is in existence on the date of the conversion; and (iii) Borrowings resulting from conversions pursuant to this
Section 1.07 shall be limited in number as provided in Section 1.02. Each such conversion shall be effected by the Borrower by giving the Payments Administrator at the Payments Administrator's Office prior to 11:00 A.M. (New York time) at least three Business Days' (or one Business Day's in the case of a conversion into Reference Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each, a "Notice of Conversion") specifying the Revolving Loans to be so converted, the Type of Revolving Loans to be converted into and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Payments Administrator shall give each Bank notice as promptly as practicable of any such proposed conversion affecting any of its Revolving Loans.

          1.08  Pro Rata Borrowings.  All Borrowings of Revolving Loans under
                -------------------
this Agreement shall be loaned by the Banks pro rata on the basis of their
                                            --- ----
Percentages; provided, that the Borrower may make a Borrowing from an existing
             --------
Bank or a New Bank which agrees to a commitment increase pursuant to Section
1.16 on a non-pro-rata basis in an amount equal to such Bank's or New Bank's Percentage of the Total Commitment (after giving effect to any such commitment increase). It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

          1.09  Interest.  (a)  The unpaid principal amount of each Reference
                --------
Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Reference Rate in effect from time to time.

          (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Eurodollar Margin plus the relevant Eurodollar Rate.

          (c) The unpaid principal amount of each Competitive Bid Loan shall bear interest from the date the proceeds thereof are made available to the Borrower until maturity (whether by acceleration or otherwise) at the rate or rates per annum specified by a Bidder Bank or Banks, as the case may be, pursuant to Section 1.04(b) and accepted by the Borrower pursuant to Section 1.04(c).

          (d) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall bear interest at a rate per annum equal to 2% in excess of the Reference Rate in effect from time to time; provided that
                                                                   --------
each Eurodollar Loan and Competitive Bid Loan shall bear interest after maturity (whether by acceleration or otherwise) until the end of the Interest Period then applicable thereto at a rate per annum equal to 2% in excess of the rate of interest applicable thereto at maturity.

          (e) Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable: (i) in respect of each Reference Rate Loan, quarterly in arrears on the 15th day of each January, April, July and October; (ii) in respect of any Competitive Bid Loan, at such times as specified in the Notice of Competitive Bid Borrowing relating thereto; (iii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period; (iv) in respect of each Loan (other than a Reference Rate Loan), on any prepayment (on the amount prepaid); and (v) in respect of each Loan, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          (f) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

          (g) The Payments Administrator, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the Borrower and the Banks thereof.

          1.10  Interest Periods.  At the time the Borrower gives a Notice of
                ----------------
Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 11:00 A.M. (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Payments Administrator written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

              (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Reference Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

              (ii) if any Interest Period relating to a Borrowing of Eurodollar Loans or a Spread Borrowing priced by reference to the Eurodollar Rate begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

              (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of
                              --------
     a Eurodollar Loan or a Spread Borrowing priced by reference to the Eurodollar Rate would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; and

              (iv) no Interest Period in respect of Eurodollar Loans shall extend beyond the Maturity Date.

Notwithstanding the foregoing, if an Event of Default is in existence at the time any Interest Period in respect of any Eurodollar Loans is to expire, such Eurodollar Loans may not be continued as Eurodollar Loans but instead shall be automatically converted on the last day of such Interest Period into Reference Rate Loans. If upon the expiration of any Interest Period in respect of Eurodollar Loans, the Borrower has failed to elect a new Interest Period to be applicable thereto as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Reference Rate Loans effective as of the expiration date of such current Interest Period.

          1.11  Increased Costs, Illegality, etc.  (a)  In the event that (x) in
                ---------------------------------
the case of clause (i) below, the Majority SMA or (y) in the case of clauses
(ii) and (iii) below, any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

              (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising on or after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

              (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans or Competitive Bid Loans because of (x) any change since the date of this Agreement (or, in the case of any such cost or reduction with respect to any Competitive Bid Loan, since the date of the making of such Competitive Bid Loan) in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order) (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the compu-tation of the Eurodollar Rate) and/or (y) other circumstances affecting the interbank Eurodollar market; or

              (iii) at any time, that the making or continuance of any Loan (other than Reference Rate Loans) has become unlawful by compliance by such Bank in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or, in the case of a Eurodollar Loan, has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Majority SMA, in the case of clause (i) above) shall on such date give notice (if by telephone confirmed in writing) to the Borrower and to the Payments Administrator of such determination (which notice the Payments Administrator shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Payments Administrator notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Majority SMA no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.11(b) as promptly as possible and, in any event, within the time period required by law.

          (b) At any time that any Eurodollar Loan or Competitive Bid Loan is affected by the circumstances described in Section 1.11(a)(ii) (for Eurodollar Loans only) or (iii), the Borrower may (and in the case of a Eurodollar Loan or Competitive Bid Loan affected pursuant to Section 1.11(a)(iii) shall) either (x) if the affected Eurodollar Loan or Competitive Bid Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Payments Administrator telephonic notice (confirmed promptly in writing) thereof as promptly as practicable after the Borrower was notified by a Bank pursuant to
Section 1.11(a)(ii) or (iii), (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Payments Administrator, require the affected Bank to convert each such Eurodollar Loan into a Reference Rate Loan or (z) if the affected

Competitive Bid Loan is then outstanding, prepay such Competitive Bid Loan in full, provided that if more than one Bank is affected in a similar manner at any
      --------
time, then all such similarly affected Banks must be treated the same pursuant to this Section 1.11(b).

          (c) If after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by a Bank or its parent with any request or directive made or adopted after the date hereof regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or its parents' capital or assets as a consequence of such Bank's commitments or obligations hereunder to a level below that which such Bank or its parent could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's or its parent's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Bank (with a copy to the Payments Administrator), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or its parent for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.11(c), will give prompt written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such addi-tional amounts, although the failure to give any such notice shall not, subject to Section 1.15, release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.11(c) upon receipt of such notice.

          1.12  Compensation.  The Borrower shall compensate each Bank, upon its
                ------------
written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans or Competitive Bid Loans but excluding any loss of anticipated profit with respect to such Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Payments Administrator) a Borrowing of Eurodollar Loans or Competitive Bid Loans accepted by the Borrower in accordance with Section 1.04(c)(ii) does not occur on a date specified therefor in a Notice of Borrowing, Notice of Competitive Bid Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.11); (ii) if any repayment or conversion of any of its Eurodollar Loans or any repayment of Competitive Bid Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans or Competitive Bid Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.11(b). Calculation of all amounts payable to a Bank under this Section 1.12 in respect of Eurodollar Loans shall be made as though that Bank had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Bank to a domestic office of that Bank in the United States of America; provided, however, that each Bank may fund each of its
                          --------  -------
Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.12.

          1.13  Change of Lending Office.  Each Bank agrees that, upon the
                ------------------------
occurrence of any event giving rise to the operation of Section 1.11(a)(ii) or
(iii) or 3.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans affected by such event; provided, that such designation is made on such terms that such Bank and its
--------
lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 1.13 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section
1.11 or 3.04.

          1.14  Replacement of Banks.  If (x) any Bank becomes a Defaulting Bank
                --------------------
or otherwise defaults in its obligations to make Loans, (y) any Bank refuses to give timely consent to proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks or
(z) any Bank is owed increased costs under Section 1.11 or Section 3.04 which in the judgment of the Borrower are material in amount and which are not otherwise requested generally by the other Banks, the Borrower shall have the right, if no Event of Default then exists and, in the case of a Bank described in clause (z) above, such Bank has not withdrawn its request for such compensation or changed its applicable lending office with the effect of eliminating or substantially decreasing (to a level which in the judgment of the Borrower is not material) such increased cost, to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees (collectively, the "Replacement Bank") reasonably acceptable to the Majority SMA, provided that (i) at the time of any
                                           --------
replacement pursuant to this Section 1.14, the Replacement Bank shall enter into one or more Assignment Agreements pursuant to which the Replacement Bank shall acquire all of the Commitment and outstanding Loans of the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (a) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank and (b) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 2.01, (ii) all obligations of the Borrower owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement and (iii) in the event that such Replaced Bank is a party to the Nabisco Credit Agreement, the Borrower shall also take the actions specified in Section 1.14 of the Nabisco Credit Agreement and replace such Bank as a Bank thereunder. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note executed by the Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank.

          1.15  Notice of Certain Costs.  Notwithstanding anything in this
                -----------------------
Agreement to the contrary, to the extent any notice required by Section 1.11 is given by any Bank more than 180 days after the occurrence of the event giving rise to the additional cost, reduction in amounts or other additional amounts of the type described in such Section, such Bank shall not be entitled to compensa-tion under Section 1.11 for any such amounts incurred or accruing prior to the giving of such notice to the Borrower.

          1.16  Commitment Increases.  (a)  The Banks hereby acknowledge and
                --------------------
agree that the Borrower may at any time prior to the Commitment Expiry Date, but no more than once during any calendar quarter, increase the Total Commitment under this Agreement, in incremental amounts of $10,000,000, by an aggregate amount not in excess of $500,000,000 for all such increases by either requesting a Bank or Banks to increase its Commitment or Commitments (provided that no Bank shall be required to agree to any such increase) or by requesting a financial institution that is an Eligible Transferee to become a party to this Agreement (such institution, a "New Bank"), provided that (i) no Event of Default has
                                  --------
occurred and is continuing at the time of any such increase, (ii) the Credit Rating shall be either an Increased Investment Grade Rating or a Maximum Investment Grade Rating at the time of any such increase, (iii) the Borrower shall deliver a notice of such increase to the Payments Administrator describing
(x) the amount of such increase and the Total Commitment after giving effect to such increase and (y) the Bank(s) or New Bank(s) agreeing to such increase and the amount of each such entity's Commitment after giving effect to such increase, and (iv) the Borrower and each such Bank or New Bank shall deliver an Agreement of Commitment Increase to the Payments Administrator. Any such Total Commitment increase will become effective upon (A) in the case of New Banks only, the payment to the Payments Administrator of a nonrefundable fee of $2,500 and (B) in all cases, the recording by the Payments Administrator of such addition to the Total Commitment in the Register, the Payments Administrator hereby agreeing to effect such recordation no later than three Business Days after its receipt of an Agreement of Commitment Increase. Upon the effective-ness of any additional Commitment pursuant to this Section 1.16, (x) the New Bank, if any, will become a "Bank" for all purposes of this

Agreement and the other Credit Documents with a Commitment as so recorded by the Payments Administrator in the Register and (y) the Borrower shall issue to the respective Bank or New Bank a new Note. The Payments Administrator will prepare on the last Business Day of each calendar quarter during which an increase has become effective pursuant to this Section 1.16 a new Annex I hereto giving effect to all such increases effected during such quarter and will promptly provide same to the Borrower and each of the Banks.

          (b) If the Total Commitment is increased pursuant to Section 1.16(a) at a time when Loans are outstanding, then the Borrower shall take all such actions as appropriate to repay and reborrow Loans (but without any obligation to repay Eurodollar Loans other than on the last day of an Interest Period applicable thereto and without regard to the provisions of the first sentence of
Section 1.08), so that, as soon as practicable, the outstanding principal amount of the Loans of each Non-Defaulting Bank equals such Bank's Percentage of the aggregate outstanding principal amount of all Loans of all Non-Defaulting Banks.


          SECTION 2.   Fees; Commitments.
                       -----------------

          2.01  Fees.  (a)  The Borrower agrees to pay the Payments
                ----
Administrator a facility fee (the "Facility Fee") for the account of each Non-Defaulting Bank for the period from and including the Effective Date to but not including the Termination Date computed for each day at a rate equal to the Facility Fee Percentage for such day multiplied by the then Commitment of such Bank (or if after the date the Total Commitment has terminated, on the then aggregate outstanding principal amount of Loans made by such Bank). Such Facility Fee shall be due and payable quarterly in arrears on the 15th day of each January, April, July and October and on the Termination Date.

          (b) The Borrower agrees to pay to the Payments Administrator a utilization fee (the "Utilization Fee") for the account of the Banks pro rata on
                                                                     --- ----
the basis of their respective Adjusted Percentages, computed for each day during a Utilization Period at a rate equal to the Applicable Utilization Fee Percentage for such day multiplied by the daily average Total Adjusted Utilization Amount for such Utilization Period. Such Utilization Fee shall be due and payable in arrears on the 15th day of the month following the end of each Utilization Period and on the Termination Date.

          (c) The Borrower shall pay the Payments Administrator for the account of each Senior Managing Agent and each Bank the fees specified in the accepted commitment letter, or related fee letter, executed by such Senior Managing Agent or such Bank, as the case may be, when and as due.

          (d) All computations of Fees shall be made in accordance with Section 12.07(b).

          2.02  Voluntary Reduction of Commitments.  Upon at least three
                ----------------------------------
Business Days' prior written notice (or telephonic notice confirmed in writing) to the Payments Administrator at the Payments Administrator's Office (which notice the Payments Administrator shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Commitment, in part or in whole (or, to the extent that at such time there are no Loans outstanding, to terminate the Total Commitment, in whole); provided, that (x) any such termination shall apply to proportionately
        --------
and permanently reduce the Commitment of each of the Banks and (y) any partial reduction pursuant to this Section 2.02 shall be in the amount of at least $50,000,000.

          2.03  Mandatory Reduction of Commitments, etc.  (a)  The Total
                ----------------------------------------
Commitment (and the Commitment of each Bank) shall be terminated on the Expiration Date unless the Effective Date has occurred on or before such date.

          (b) On the date which is the earlier of (x) 30 days after any date on which a Change of Control occurs and (y) the date on which any Indebtedness of the Borrower in excess of $100,000,000 individually or $250,000,000 in the aggregate is required to be repurchased as a result of any such Change of Control, the Total Commitment shall be reduced to zero.

          (c)  The Total Commitment shall terminate on the Commitment Expiry
Date.

          SECTION 3.   Payments.
                       --------

          3.01  Voluntary Prepayments.  The Borrower shall have the right to
                ---------------------
prepay Revolving Loans in whole or in part from time to time on the following terms and conditions: (i) the Borrower shall give the Payments Administrator at the Payments Administrator's Office written notice (or telephonic notice promptly confirmed in writing) of its intent to make such prepayment, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower no later than 11:00 A.M. (New York time) one Business Day prior to such prepayment and shall promptly be transmitted by the Payments Administrator to each of the Banks; (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least $25,000,000, provided that no partial
                                                    --------
prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Revolving Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount for Eurodollar Loans; and (iii) each prepayment in respect of any Revolving Loans made pursuant to a Borrowing shall be applied pro rata among such Revolving Loans, provided
           --- ----                             --------
that at the Borrower's election in connection with any prepayment pursuant to this Section 3.01, such prepayment shall not be applied to any Revolving Loan of a Defaulting Bank at any time when the aggregate amount of Revolving Loans of any Non-Defaulting Bank exceeds such Non-Defaulting Bank's Percentage of all Revolving Loans then outstanding. The Borrower shall not have the right to voluntarily prepay any Competitive Bid Loans.

          3.02  Mandatory Prepayments.
                ---------------------

          (A)  Requirements.  If on any date prior to the Commitment Expiry Date
               ------------
the sum of the outstanding principal amount of Revolving Loans made by Non-Defaulting Banks and Competitive Bid Loans and the aggregate amount of Commercial Paper Outstandings (all the foregoing, collectively, the "Aggregate Outstandings") exceeds the Adjusted Total Commitment as then in effect, the Borrower shall repay on such date the principal of the Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Revolving Loans, the Aggregate Outstandings exceed the Adjusted Total Commitment then in effect, the Borrower shall repay on such date the principal of Competitive Bid Loans in an aggregate amount equal to such excess, provided that no Competitive Bid Loan shall be prepaid pursuant to this sentence
--------
unless the Bank that made same consents to such prepayment.

          (B)  Application.  With respect to each prepayment of Loans required
               -----------
by this Section 3.02, the Borrower may designate the Types of Loans which are to be prepaid and the specific Borrowing(s) pursuant to which made, provided
                                                                 --------
that: (i) if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Revolving Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount for Eurodollar Loans, such Borrowing shall immediately be converted into Reference Rate Loans;
(ii) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; and (iii) notwithstanding the provisions of the pre-
--- ----
ceding clause (ii), no prepayment made pursuant to Section 3.02(A) of Revolving Loans shall be applied to the Revolving Loans of any Defaulting Bank. In the absence of a designation by the Borrower as described in the preceding sentence, the Payments Administrator shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.12.

          3.03  Method and Place of Payment.  (a)  Except as otherwise
                ---------------------------
specifically provided herein, all payments under this Agreement shall be made to the Payments Administrator for the ratable account of the Banks entitled thereto, not later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payments Administrator's Office, it being understood that written, telex or facsimile transmission notice by the Borrower to the Payments Administrator to make a payment from the funds in the Borrower's account at the Payments Administrator's Office shall constitute the making of such payment to the extent of such funds held in such account. The Payments Administrator will thereafter cause to be distributed on the same day (if pay-ment was actually received by the Payments Administrator prior to 2:00 P.M. (New York time) on such day) like funds relating to the payment of principal or interest or Fees ratably to the Banks entitled thereto. If and to the extent that any such distribution shall not be so made by the Payments Administrator in full on the same day (if payment was actually received by the Payments Adminis-trator prior to 2:00 P.M. (New York time) on such day), the Payments Administra-tor shall pay to each Bank its ratable amount thereof and each such Bank shall be entitled to receive from the Payments Administrator, upon demand, interest on such amount at the overnight Federal Funds Rate for each day from the date such amount is paid to the Payments Administrator until the date the Payments Admin-istrator pays such amount to such Bank.

          (b) Any payments under this Agreement which are made later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

          3.04  Net Payments.  (a)  All payments made by the Borrower hereunder
                ------------
will be made without setoff or counterclaim. The Borrower will pay, prior to the date on which penalties attach thereto, all present and future income, stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of a Loan and/or the recording, registration, notarization or other formalization thereof and/or any payments of principal, interest or other amounts made on or in respect of a Loan (all such taxes, levies, costs and charges being herein collectively called "Taxes"; provided that Taxes shall not include taxes imposed on or measured by the
--------
overall net income of that Bank (or any alternative tax imposed generally by any relevant jurisdiction in lieu of a tax on net income) by the United States of America or any political subdivision or taxing authority thereof or therein, taxes imposed under Section 884 of the Code or taxes on or measured by the overall net income (or any alternative tax imposed generally by any relevant jurisdiction in lieu of a tax on net income) of that Bank or any foreign office, branch or subsidiary of that Bank by any foreign country or subdivision thereof in which that Bank or that office, branch or subsidiary is doing business). The Borrower shall also pay such additional amounts equal to increases in taxes payable by that Bank described in the foregoing proviso which increases are attributable to payments made by the Borrower described in the immediately preceding sentence of this Section. Promptly after the date on which payment of any such Tax is due pursuant to applicable law, the Borrower will, at the request of that Bank, furnish to that Bank evidence, in form and substance satisfactory to that Bank, that the Borrower has met its obligation under this
Section 3.04. The Borrower will indemnify each Bank against, and reimburse each Bank on demand for, any Taxes, as determined by that Bank in its good faith and reasonable discretion. Such Bank shall provide the Borrower with appropriate receipts for any payments or reimbursements made by the Borrower pursuant to this Section 3.04.

          (b) Each Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes agrees to provide to the Borrower on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.14 or Section 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer and such Bank is in compliance with the provisions of this Section 3.04(b)), on the date of such assignment or transfer to such Bank, two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or succes-sor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement or any Note. Each Bank that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, but that is not a corporation (as such term is defined in Section 7701(a)(3) of the Code) for such purposes, agrees to provide to the Borrower on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.14 or Section 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer and such Bank is in compliance with the provisions of this Section 3.04(b)), on the date of such assignment to such Bank, two accurate and complete original signed copies of Internal Revenue Service Form W-9 (or successor form). In addition, each such Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from United States withholding tax with respect to payments under this Agreement or any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such form. Notwithstanding anything to the contrary contained in
Section 3.04(a), (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for United States federal income tax purposes and which has not provided to the Borrower such forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 3.04(a) to pay a Bank in respect of income or similar taxes imposed by the United States or any additional amounts with respect thereto if such Bank has not provided to the Borrower the Internal Revenue Service forms required to be provided to the Borrower pursuant to this
Section 3.04(b).

          SECTION 4.  Conditions Precedent to the Effective Date.  This
                      ------------------------------------------
Agreement shall become effective on the date (the "Effective Date") on which the following conditions shall have been satisfied:

          4.01  Execution of Agreement.  Each of Holdings, the Borrower and each
                ----------------------
of the Banks shall have signed a copy of this Agreement (whether the same or different copies) and shall have delivered same to the Payments Administrator or, in the case of the Banks, shall have given to the Payments Administrator telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office that the same has been signed and mailed to it.

          4.02  Notes; Effectiveness of Second Amendment.  On the Effective
                ----------------------------------------
Date, (i) there shall have been delivered to the Payments Administrator for the account of each Bank the appropriate Note executed by the Borrower in the amount, maturity and as otherwise provided herein, and (ii) the Second Amendment shall have become effective.

          4.03  Officers' Certificate.  On the Effective Date, the Payments
                ---------------------
Administrator shall have received certificates dated such date signed by an appropriate officer of each of Holdings and the Borrower stating that all of the applicable conditions set forth in Sections 4.02, 4.07 and 4.09 exist as of such date.

          4.04  Opinions of Counsel.  On the Effective Date, the Payments
                -------------------
Administrator shall have received an opinion, or opinions, in form and substance satisfactory to each Senior Managing Agent, addressed to each of the Banks and dated the Effective Date, from (i) James A. Kirkman III, Esq., General Counsel of Holdings and the Borrower, which opinion shall cover the matters contained in Exhibit B-1 hereto and (ii) White & Case, special counsel to the Banks, which opinion shall cover the matters contained in Exhibit B-2 hereto.

          4.05  Corporate Proceedings.  On the Effective Date, all corporate and
                ---------------------
legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to each Senior Managing Agent, and the Payments Administrator shall have received all information and copies of all certificates, documents and papers, including records of corporate proceedings and governmental approvals, if any, which any Senior Managing Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          4.06  Organizational Documentation, etc.  On the Effective Date, the
                ----------------------------------
Banks shall have received copies of the Certificate of Incorporation and By-Laws of each Credit

Party, certified as true and complete by an appropriate corporate officer or governmental authority.

          4.07  Adverse Change, etc.  On the Effective Date, (x) nothing shall
                --------------------
have occurred which has a material adverse effect on the ability of either Credit Party to perform its obligations to the Banks and (y) there shall have been no material adverse change in the operations, business, property, assets or financial condition of Holdings and its Subsidiaries taken as a whole from that of Holdings and its Subsidiaries taken as a whole on December 31, 1994. None of the Pro Forma Events shall be deemed such a material adverse change.

          4.08  Litigation.  On the Effective Date, except as set forth in
                ----------
Annex IV hereto, there shall be no actions, suits or proceedings pending or threatened with respect to Holdings or any of its Subsidiaries that (i) are reasonably likely to have a material adverse effect on the business, properties, assets, operations, financial condition or prospects of Holdings and its Subsid-iaries taken as a whole or (ii) are reasonably likely to have a material adverse effect on the rights or remedies of the Banks or on the ability of either Credit Party to perform its obligations to the Banks hereunder or under any other Credit Document to which it is a party.

          4.09  Fees, etc.  On the Effective Date, the Borrower shall have paid
                ----------
to each Senior Managing Agent and each Bank all costs, fees and expenses payable to the Senior Managing Agents or the Banks, to the extent then due.

          SECTION 5.  Conditions Precedent to Loans.  The obligation of each
                      -----------------------------
Bank to make any Loans is subject, at the time of the making of each such Loan, to the satisfaction of the following conditions at such time:

          5.01  Effectiveness.  The Effective Date shall have occurred.
                -------------

          5.02  No Default; Representations and Warranties.  At the time of the
                ------------------------------------------
making of each Loan and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents (other than, in the case of a CP Refinancing Borrowing, in Section 6.04 and the last sentence of Section 6.09) shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loan.

          5.03  Notice of Borrowing.  Prior to the making of each Revolving
                -------------------
Loan, the Payments Administrator shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of each Competitive Bid Loan, the Payments Administrator shall have received a Notice of Competitive Bid Borrowing meeting the requirements of Section 1.04(a).

The acceptance of the benefits of each Loan shall constitute a representation and warranty by each Credit Party to each of the Banks that all of the applicable conditions specified above in Section 5 exist as of that time. All of the certificates, legal opinions and other documents and papers referred to in Section 4, unless otherwise specified, shall be delivered to the Payments Administrator at the Payments Administrator's Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to each Senior Managing Agent.

          SECTION 6.   Representations, Warranties and Agreements.  In order to
                       ------------------------------------------
induce the Banks to enter into this Agreement and to make the Loans as provided for herein, each of Holdings and the Borrower makes the following representations and warranties to and agreements with the Banks, all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the making of each Loan being deemed to constitute a representation and warranty that the matters specified in this Section 6, subject to the exceptions set forth in Section 5.02, are true and correct in all material respects on and as of the date hereof and as of the date of each such Loan unless such representation and warranty expressly indicates that it is being made as of any specific date):

          6.01  Corporate Status.  Each of Holdings and each of its Material
                ----------------
Subsidiaries (i) is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a material adverse effect on the operations, bus-iness, properties, assets or financial condition of Holdings and its Subsidiaries taken as a whole.

          6.02  Corporate Power and Authority.  Each Credit Party has the
                -----------------------------
corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms.

          6.03  No Violation.  Neither the execution, delivery and performance
                ------------
by either Credit Party of the Credit Documents to which it is a party (including, without limitation, the incurrence of Loans by the Borrower hereunder) nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Holdings or any of its Subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, agreement or other instrument to which Holdings or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of Holdings or any of its Subsidiaries.

          6.04  Litigation.  Except as set forth on Annex IV, there are no
                ----------
actions, suits or proceedings pending or threatened with respect to Holdings or any of its Subsidiaries (i) that are reasonably likely to have a material adverse effect on the business, properties, assets, operations, financial condition or prospects of Holdings and its Subsidiaries taken as a whole or (ii) that are reasonably likely to have a material adverse effect on the rights or remedies of the Banks or on the ability of either Credit Party to perform its obligations to them hereunder and under the other Credit Documents to which it is a party.

          6.05  Use of Proceeds; Margin Regulations.  (a)  The proceeds of all
                -----------------------------------
Loans shall be utilized by the Borrower for general corporate purposes of Holdings and/or its Subsidiaries (including, without limitation, the refinancing of Indebtedness and financing acquisitions permitted hereunder). The proceeds of CP Refinancing Borrowings may only be utilized to pay when due Commercial Paper Outstandings.

          (b) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System. At the time of the making of each Loan, not more than 25% of the value of the assets of the Borrower or Holdings and its Subsidiaries on a consolidated basis subject to the restrictions contained in Sections 8.02 and 8.03 will constitute Margin Stock. Notwithstanding the foregoing provisions of this Section 6.05, no proceeds of any Loan will be utilized to purchase any Margin Stock in a transaction, or as part of a series of transactions, the result of which is the ownership by Holdings and/or its Subsidiaries (including, without limitation, the Borrower) of 5% or more of the capital stock of a corporation unless the Board of Directors of such corporation has approved such transaction prior to any public announcement of the purchase, or the intent to purchase, any such Margin Stock.

          6.06  Governmental Approvals.  No order, consent, approval, license,
                ----------------------
authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

          6.07  Investment Company Act.  Neither Holdings nor any of its
                ----------------------
Subsidiaries is an "investment company" or a company "controlled" by an "invest-ment company," within the meaning of the Investment Company Act of 1940, as amended.

          6.08  True and Complete Disclosure.  All factual information (taken as
                ----------------------------
a whole) heretofore or contemporaneously furnished by or on behalf of either Credit Party or any of its Subsidiaries in writing to any Senior Managing Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such Persons in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided. The projections and pro forma financial information contained in such materials were based on good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

          6.09  Financial Condition; Financial Statements.  The consolidated
                -----------------------------------------
balance sheet of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries at December 31, 1994 and the related consolidated statements of income and cash flows for the fiscal years ended as of said dates, which statements have been examined by Deloitte & Touche, independent certified public accountants, who delivered an unqualified opinion in respect thereof, copies of which have heretofore been furnished to each Bank, present fairly the consolidated financial position of each of Holdings and the Borrower, as the case may be, at the dates of said statements and the results of operations for the periods covered thereby. All such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements. There has been no material adverse change in the operations, business, property, assets or financial condition of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Sub-sidiaries taken as a whole from that of Holdings and its Subsidiaries or the Borrower and its Subsidiaries, as the case may be, on December 31, 1994.

          6.10  Tax Returns and Payments.  Each of Holdings and its Subsidiaries
                ------------------------
has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent, those contested in good faith and those for which RJRN is indemnifying the Borrower pursuant to the Tax Sharing

Agreement. Holdings and each of its Subsidiaries have paid, or have provided adequate reserves (in the good faith judgment of the management of Holdings) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

          6.11  Compliance with ERISA.  Each Plan is in substantial compliance
                ---------------------
with ERISA and the Code; no Reportable Event has occurred with respect to any Plan; no Plan is insolvent or in reorganization, no Plan has an Unfunded Current Liability, and no Plan has an accumulated or waived funding deficiency or permitted decreases in its funding standard account within the meaning of
Section 412 of the Code; none of Holdings, any of its Subsidiaries or any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069, 4201 or
4204 of ERISA or Section 4971 or 4975 of the Code; no proceedings have been instituted to terminate any Plan; no condition exists which presents a material risk to Holdings or any of its Subsidiaries of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code, except to the extent that all events described in the preceding clauses of this
Section 6.11 and then in existence would not, in the aggregate, be likely to have a material adverse effect on the business, operations or financial condition of Holdings and its Subsidiaries taken as a whole. With respect to Plans that are multiemployer plans (within the meaning of Section 3(37) of ERISA) and Plans which are not currently maintained or contributed to by Holdings, any of its Subsidiaries or any ERISA Affiliate, the representations and warranties in this Section are made to the best knowledge of Holdings.

          6.12  Subsidiaries.  Annex III hereto lists each Material Subsidiary
                ------------
of Holdings (and the direct and indirect ownership interest of Holdings therein), in each case existing on the Effective Date. All ownership percentages referred to in Annex III are calculated without regard to directors' or nominees' qualifying shares.

          6.13  Patents, etc.  Holdings and each of its Subsidiaries have
                -------------
obtained all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted.

          6.14  Pollution and Other Regulations.  Holdings and each of its
                -------------------------------
Subsidiaries are in material compliance with all material laws and regulations relating to pollution and environmental control, equal employment opportunity and employee safety in all domestic jurisdictions in which Holdings and each of its Subsidiaries is presently doing business, and Holdings will comply and cause each of its Subsidiaries to comply with all such laws and regulations which may be imposed in the future in jurisdictions in which Holdings or such Subsidiary may then be doing business other than in each case those the non-compliance with which would not have a material adverse effect on the business, assets, properties or financial condition of Holdings and its Subsidiaries taken as a whole.

          6.15  Properties.  Holdings and each of its Subsidiaries have good
                ----------
title to all properties owned by Holdings or such Subsidiary and a valid leasehold interest in all properties leased by Holdings or such Subsidiary, in each case, that are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted, free and clear of all Liens, other than as permitted by this Agreement.

          SECTION 7.  Affirmative Covenants.  Holdings hereby covenants and
                      ---------------------
agrees that on the Effective Date and thereafter, for so long as this Agreement is in effect and until the Commitments have terminated and the Loans, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

          7.01  Information Covenants.  Holdings will furnish to each Bank:
                ---------------------

          (a)  Annual Financial Statements.  As soon as available and in any
               ---------------------------
     event within 100 days after the close of each fiscal year of Holdings, to the extent prepared to comply with SEC requirements, a copy of the SEC Form 10-Ks filed by Holdings and the Borrower with the SEC for such fiscal year, or, if no such Form 10-K was so filed by Holdings and the Borrower for such fiscal year, the consolidated balance sheet of Holdings and its Subsidiaries and of the Borrower and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of Holdings or the Borrower or any of their respective Subsidiaries as a going concern, together in any event with a certificate of such accounting firm stating that in the course of its regular audit of the business of Holdings and the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

          (b)  Quarterly Financial Statements.  As soon as available and in any
               ------------------------------
     event within 55 days after the close of each of the first three quarterly accounting periods in each fiscal year of Holdings, to the extent prepared to comply with SEC requirements, a copy of the SEC Form 10-Qs filed by Holdings and the Borrower with the SEC for each such quarterly period, or, if no such Form 10-Q was so filed by Holdings and the Borrower with respect to any such quarterly period, the consol-idated balance sheet of Holdings and its Subsidiaries and of the Borrower and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of income for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and the related consolidated statement of cash flows for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year or, in the case of such consolidated balance sheet, for the last day of the prior fiscal year, all of which shall be certified by the Chief Financial Officer, Controller, Chief Accounting Officer or other Authorized Officer of Holdings or the Borrower, as the case may be, subject to changes resulting from audit and normal year-end audit adjustments.

          (c)  Officer's Certificates.  At the time of the delivery of the
               ----------------------
     financial statements provided for in Section 7.01(a) and (b), a certificate of the Chief Financial Officer, Controller, Chief Accounting Officer or other Authorized Officer of Holdings to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether Holdings and its Subsid-iaries were in compliance with the provisions of Sections 8.03(e), 8.04(h), 8.05, 8.07, 8.08, 8.09 and 8.10 as at the end of such fiscal period or year, as the case may be.

          (d)  Notice of Default or Litigation.  Promptly, and in any event
               -------------------------------
     within three Business Days after any senior financial or legal officer of either Credit Party obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default which notice shall specify the nature thereof, the period of existence thereof and what action Holdings proposes to take with respect thereto and (y) any litigation or governmental proceeding pending against or affecting Holdings or any of its Subsidiaries which is likely to have a material adverse effect on the business, properties, assets, financial condition or prospects of Holdings and its Subsidiaries taken as a whole or the ability of either Credit Party to perform its obligations hereunder or under any other Credit Document.

          (e)  Credit Rating Changes.  Promptly after any senior financial or
               ---------------------
     legal officer of either Credit Party obtains knowledge thereof, notice of any change in the Applicable Credit Rating assigned by either Rating Agency.

          (f)  Other Information.  Promptly upon transmission thereof, copies of
               -----------------
     any filings and registrations with, and reports to, the Securities and Exchange Commission or any successor thereto (the "SEC") by Holdings, the Borrower or any of their respective Subsidiaries (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Banks), exhibits to any registration statement and any registration statements on Form S-8) and copies of all financial statements, proxy statements, notices and reports that Holdings, the Borrower or any of their respective Subsidiaries shall send to analysts or the holders of any publicly issued debt of Holdings and/or any of its Subsidiaries in their capacity as such holders (in each case to the extent not theretofore delivered to the Banks pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as any Senior Managing Agent on its own behalf or on behalf of the Required Banks may reasonably request from time to time.

          7.02  Books, Records and Inspections.  Holdings will, and will cause
                ------------------------------
each of its Subsidiaries to, permit, upon reasonable notice to the Chief Financial Officer, Controller or any other Authorized Officer of the Borrower, officers and designated representatives of any Senior Managing Agent or the Required Banks to visit and inspect any of the properties or assets of Holdings and any of its Subsidiaries in whomsoever's possession, and to examine the books of account of Holdings and any of its Subsidiaries and discuss the affairs, finances and accounts of Holdings and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as any Senior Managing Agent or the Required Banks may desire.

          7.03  Insurance.  Holdings will, and will cause each of its
                ---------
Subsidiaries to, at all times be covered by or maintain in full force and effect insurance in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice.

          7.04  Payment of Taxes.  Holdings will pay and discharge, and will
                ----------------
cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of Holdings or any of its Subsidiaries, provided that neither Holdings nor any Subsidiary shall be required to pay any
--------
such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of Holdings) with respect thereto in accordance with GAAP.

          7.05  Consolidated Corporate Franchises.  Holdings will do, and will
                ---------------------------------
cause each of its Material Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, rights and authority, provided that any transaction permitted by Section 8.02 will not
               --------
constitute a breach of this Section 7.05.

          7.06  Compliance with Statutes, etc.  Holdings will, and will cause
                ------------------------------
each Subsidiary to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than those the non-compliance with which would not have a material adverse effect on the business, properties, assets or financial condition of Holdings and its Subsidiaries taken as a whole or on the ability of either Credit Party to perform its obligations under any Credit Document to which it is a party.

          7.07  ERISA.  As soon as possible and, in any event, within 10 days
                -----
after Holdings or any of its Subsidiaries knows or has reason to know of the occurrence of any of the following, Holdings will deliver to each of the Banks a certificate of the Chief Financial Officer, Treasurer or Controller of Holdings setting forth details as to such occurrence and the action, if any, which Holdings, such Subsidiary or an ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant (other than notices relating to an individual participant's benefits) or the Plan administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a Plan which has an Unfunded Current Liability has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code, that proceedings may be or have been instituted to terminate a Plan which has an Unfunded Current Liability, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that Holdings, any of its Subsidiaries or any ERISA Affiliate will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or with respect to a Plan under Section 4971 or 4975 of the Code or Section 409 or 502(i) or 502(l) of ERISA. Upon request of a Bank, Holdings will deliver to such Bank a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of any notices received by Holdings or any of its Subsidiaries shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants (other than notices relating to an individual participant's benefits) or received by Holdings or such Subsidiary.

          7.08  Good Repair.  Holdings will, and will cause each of its Subsidi-
                -----------
aries to, ensure that its properties and equipment used or useful in its business in whomsoever's possession they may be, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar businesses.

          7.09  End of Fiscal Years; Fiscal Quarters.  Holdings will, for
                ------------------------------------
financial reporting purposes, cause (i) each of its and the Borrower's fiscal years to end on December 31 of each year, (ii) each of its and the Borrower's fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year and (iii) each of the Subsidiaries of the Borrower to maintain the accounting periods maintained by such Subsidiary on the Effective Date, consistent with the past practice and procedures of each such Subsidiary, provided that any of the foregoing fiscal or reporting periods may be changed if
--------
(x) Holdings gives the Banks 30 days' prior written notice of such proposed change and (y) prior to effecting such change Holdings and the Majority SMA shall have agreed upon adjustments, if any, to Sections 8.03(e), 8.04(h), 8.05, 8.07, 8.08, 8.09 and 8.10 (and the definitions used therein) the sole purpose of which shall be to give effect to the proposed change in fiscal or accounting periods (it being understood and agreed that to the extent that Holdings and the Majority SMA cannot agree on appropriate adjustments to such Sections (or that no adjustments are necessary), the proposed change may not be effected).

          7.10  Commercial Paper and Competitive Bid Loan Outstandings.  On the
                ------------------------------------------------------
date of the delivery by the Borrower of any Notice of Borrowing or Notice of Competitive Bid Borrowing at any time when the Borrower shall have knowledge that a mandatory prepayment is required pursuant to Section 3.02(A) of this Agreement and, in any event, on the last Business Day of each fiscal quarter of the Borrower, the Borrower will furnish to the Payments Administrator (with an information copy to each of the other Senior Managing Agents) a statement setting forth the aggregate amount of Commercial Paper Outstandings and the aggregate outstanding principal amount of Competitive Bid Loans at such time.

          SECTION 8.  Negative Covenants.  Holdings hereby covenants and agrees
                      ------------------
that on the Effective Date and thereafter, for so long as this Agreement is in effect and until the Commitments have terminated and the Loans, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

          8.01  Changes in Business.  Except as otherwise permitted by Section
                -------------------
8.02, Holdings and its Subsidiaries, taken as a whole, will not substantively alter the character of their business from that conducted by Holdings and its Subsidiaries taken as a whole at the Effective Date.

          8.02  Consolidation, Merger, Sale of Assets, etc.  Holdings will not,
                -------------------------------------------
and will not permit any Subsidiary to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, sell or otherwise dispose of all or a substantial part of its property or assets or agree to do any of the foregoing at any future time, except that:

          (a) so long as no Event of Default would result therefrom, the Borrower may merge or consolidate with Holdings or any Wholly-Owned Subsidiary of Holdings, provided that the surviving corporation, if not the
                             --------
     Borrower, executes and delivers agreements assuming the obligations of the Borrower under this Agreement and the Notes, which assumption agreements and all related actions and documentation shall be in form and substance satisfactory to the Senior Managing Agents; and

          (b) any Subsidiary of Holdings may be merged or consolidated with or into, or be liquidated into, any Person (other than Holdings, unless the Borrower has merged into or consolidated with Holdings) and any such Subsidiary may convey, lease, sell or transfer all or any part of its business, properties and assets to any such Person, provided that if any
                                                         --------
     such transaction involves a Material Subsidiary, after giving effect to such transaction, no Event of Default would result therefrom.

Notwithstanding anything to the contrary contained in this Section 8.02, no Restricted Sale shall be permitted.

          8.03  Liens.  Holdings will not, and will not permit any of its
                -----
Subsidiaries to, (x) create, incur, assume or suffer to exist any Lien in respect of Indebtedness upon any property or assets of any kind (real or personal, tangible or intangible) of Holdings or any such Subsidiary whether now owned or hereafter acquired or (y) assign any right to receive income as security for the payment of Indebtedness, except:

          (a) (i) Liens and assignments under the Hanover Facility or under any Replacement Receivables Facility, and (ii) other Liens existing on the Effective Date securing Indebtedness outstanding on April 28, 1995 in an aggregate principal amount not exceeding $150,000,000 and Liens securing extensions, renewals or refinancings of any of the Indebtedness referred to in this clause (a)(ii) to the extent that any such Indebtedness (x) is not increased from that outstanding at the time of any such extension, renewal or refinancing and (y) is not secured by Liens on any additional assets;

          (b) Liens encumbering customary initial deposits and margin deposits, and other Liens incurred in the ordinary course of business and which are within the general parameters customary in the industry, securing obligations under Permitted Commodities Agreements;

          (c) Liens securing reimbursement obligations of the Borrower and its Subsidiaries with respect to trade letters of credit incurred in the ordinary course of business, which are to be repaid in full not more than one year after the date originally incurred to finance the purchase of goods by the Borrower or any of its Subsidiaries, provided that such Liens
                                                       --------
     shall attach only to documents or other property relating to such letters of credit and the products and proceeds thereof;

          (d) Liens (x) arising pursuant to purchase money mortgages securing Indebtedness (and any extensions, renewals or refinancings of such Indebtedness to the extent not increasing the outstanding principal amount thereof), representing the purchase price (or financing of the purchase price within 180 days after the respective purchase) of assets acquired after the Effective Date, provided that (i) any such Liens attach only to
                               --------
     the assets so purchased and (ii) the Indebtedness (including any such permitted extensions, renewals or refinancings) secured by any such Lien does not exceed 100%, nor is less than 70%, of the purchase price of the property being purchased and (y) existing on specific tangible assets at the time acquired by Holdings or any of its Subsidiaries or on assets of a Person at the time such Person first becomes a Subsidiary (together with Liens securing any extensions, renewals or refinancings of the Indebtedness secured thereby to the extent not increasing the outstanding principal amount thereof), provided that (i) any such Liens were not created at the
                      --------
     time of or in contemplation of the acquisition of such assets or Person by Holdings and/or its Subsidiaries, (ii) in the case of any such acquisition of a Person, any such Lien attaches only to a specific tangible asset of such Person and not assets of such Person generally and (iii) the Indebtedness secured by any such Lien does not exceed 100% of the fair market value of the asset to which such Lien attaches, determined at the time of the acquisition of such asset or at the time such Person first becomes a Subsidiary, as the case may be; and

          (e) Liens and assignments not otherwise permitted by the foregoing clauses (a) through (d) securing any Indebtedness of Holdings and/or its Subsidiaries, provided that the aggregate principal amount of Indebtedness
                   --------
     on a consolidated basis secured by Liens permitted by this clause (e) shall not exceed an amount equal to 7-1/2% of Consolidated Net Worth at any time.

          8.04  Indebtedness.  Holdings will not permit any of its Subsidiaries
                ------------
(other than the Borrower) to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (a) (i) Indebtedness under the Hanover Facility or any Replacement Receivables Facility to the extent that the aggregate outstanding principal amount of Indebtedness permitted pursuant to this clause (a)(i) shall not exceed $500,000,000 and (ii) other Specified Permitted Existing Debt and any extensions, renewals or refinancings of any of the Indebtedness referred to in this clause (a)(ii), either by the original obligor thereunder or by another Subsidiary to the extent that such Indebtedness is not increased from that outstanding at the time of any such extension, renewal or refinancing;

          (b)  Obligations under letters of credit described in Section 8.03(c);

          (c) Indebtedness in respect of Permitted Currency Agreements and Permitted Commodities Agreements;

          (d) Obligations of Subsidiaries of the Borrower under letters of credit incurred in the ordinary course of business in connection with the purchase of products or goods for use in the day-to-day operations of the Borrower and its Subsidiaries consistent with the Borrower's past practices or then current industry practices;

          (e)  Indebtedness secured by Liens permitted by Section 8.03(d);

          (f) (i) Indebtedness owing by any such Subsidiary to Holdings or any Wholly-Owned Subsidiary of Holdings and (ii) Indebtedness of any such Subsidiary (x) consisting of Contingent Obligations in respect of, or (y) constituting reimbursement obligations under letters of credit issued in support of, obligations of any Subsidiary of Holdings (other than the Borrower) to the extent such other obligations are permitted by this Agreement;

          (g) Indebtedness of any such Subsidiary in any manner guaranteeing or intended to guarantee, whether directly or indirectly, any leases, dividends or other monetary obligations of any Person in which such Subsidiary has an ownership interest, provided that the aggregate maximum
                                           --------
     stated or determinable amount (or, if not stated or determinable, the maximum reasonably anticipated liability in respect of such Indebtedness as determined in good faith by such Subsidiary) of all Indebtedness permitted pursuant to this clause (g) shall not exceed at any time an amount in excess of $150,000,000; and

          (h) Indebtedness not otherwise permitted by the foregoing clauses (a) through (g), provided that the aggregate outstanding principal amount of
                  --------
     Indebtedness on a consolidated basis incurred pursuant to this clause (h) shall not exceed an amount equal to 7-1/2% of Consolidated Net Worth at any time.

          8.05  Limitation on Restricted Payments.  Neither Holdings nor the
                ---------------------------------
Borrower will (A) declare or pay any dividends (other than dividends payable solely in its capital stock) or return any capital to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of Holdings or the Borrower now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by Holdings or the Borrower with respect to its capital stock) (all of the foregoing, "Dividends"), or (B) purchase or otherwise acquire for consideration any shares of any class of the capital stock of any RJRN Entity (now or hereafter outstanding) (or any options or warrants or stock appreciation rights issued by any RJRN Entity with respect to its capital stock) or permit any of its Subsidiaries to do any of the foregoing or (C) make any loan or advance to, or investment in, any RJRN Entity, or permit any of its Subsidiaries to do any of the foregoing (all of clauses
(A), (B) and (C), collectively, "Restricted Payments"), provided that, except
                                                        --------
with respect to the following clauses (i) and (v), so long as no Event of Default then exists:

              (i) each of Holdings and the Borrower may (x) pay cash in lieu of issuing fractions of shares of its common stock at a time when it issues shares of its common stock upon the exercise of any warrants or options or upon the conversion or redemption of any convertible or redeemable preferred or preference stock and (y) repurchase its common stock and preferred stock (and/or options or warrants in respect thereof) pursuant to, and in accordance with the terms of, management and/or employee stock plans;

              (ii) Holdings may declare and pay, or otherwise effect, any other Dividend and the Borrower may declare and pay, or otherwise effect, any other Dividend to Persons other than Holdings, provided that the aggregate
                                                    --------
     amount of any such Dividend at the time declared, when added to all Dividends theretofore declared pursuant to this clause (ii) after April 28, 1995, shall not exceed an amount equal to the sum of (x) $300,000,000 plus
     (y) 50% of Cumulative Consolidated Net Income determined at the time of the declaration thereof, provided that such Dividend is paid within 45 days of
                          --------
     the making of such declaration;

              (iii) the Borrower and any of its Subsidiaries may make additional loans and advances to one or more RJRN Entities that is a Foreign Subsidiary, provided that the aggregate principal amount of such loans and
                 --------
     advances made pursuant to this clause (iii) shall not exceed $100,000,000 at any time;

              (iv) the Borrower may pay Dividends to Holdings; and

              (v) each of Holdings and the Borrower may issue and exchange shares of any class or series of its common stock now or hereafter outstanding for shares of any other class or series of its common stock at the time outstanding.

          8.06  Transactions with Affiliates.  Holdings will not, and will not
                ----------------------------
permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any Affiliate (other than a Nabisco Entity) other than on terms and conditions substantially as favorable to Holdings or such Subsidiary as would be obtainable by Holdings or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided, that the foregoing restrictions shall
                                --------
not apply to: (i) customary fees paid to members of the Board of Directors of Holdings and of its Subsidiaries and (ii) the RJRN Agreements.

          8.07  Consolidated Net Worth.  Holdings will not permit Consolidated
                ----------------------
Net Worth at any time to be less than an amount equal to the sum of (x) $3,750,000,000 plus (y) the sum of 25% of Consolidated Net Income, if positive, for each prior fiscal year of Holdings, if any, ending after January 1, 1996.

          8.08  Fixed Charge Coverage Ratio.  Holdings will not permit the ratio
                ---------------------------
of (i) Adjusted Operating Income to (ii) Consolidated Fixed Charges for any Test Period to be less than 1.15 to 1.00.

          8.09  Leverage Ratio.  Holdings will not permit the ratio of (i)
                --------------
Adjusted Consolidated Debt to (ii) Adjusted Operating Income for any Test Period to be more than 3.70 to 1.00.

          8.10  Cash Interest Coverage Ratio.  Holdings will not permit the
                ----------------------------
ratio of (i) Adjusted Operating Income to (ii) Consolidated Cash Interest Expense for any Test Period to be less than 3.00 to 1.00.

          SECTION 9.   Events of Default.  Upon the occurrence of any of the
                       -----------------
following specified events (each, an "Event of Default"):

          9.01  Payments.  The Borrower shall (i) default in the payment when
                --------
due of any principal of the Loans or (ii) default, and such default shall continue for five or more days, in the payment when due of any interest on the Loans or any Fees or any other amounts owing hereunder or under any Note; or

          9.02  Representations, etc.  Any representation, warranty or statement
                ---------------------
made or deemed made by either Credit Party herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          9.03  Covenants.  Either Credit Party shall (a) default in the due
                ---------
performance or observance by it of any term, covenant or agreement contained in
Section 7.10 or 8, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9.01, 9.02 or clause (a) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after notice to the Borrower by any Senior Managing Agent or the Required Banks; or

          9.04  Default Under Other Agreements.  (a)  Holdings or any of its
                ------------------------------
Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) in excess of $75,000,000 individually or $150,000,000 in the aggregate, for Holdings and its Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice or lapse of time is required, provided that the existence of any Event of Default under this Section
          --------
9.04(a)(ii) with respect to Indebtedness outstanding under the Nabisco Credit Agreement shall be determined after giving effect to any notice or lapse of time provided to the Borrower in the Nabisco Credit Agreement), any such Indebtedness to become due prior to its stated maturity; or (b) any such Indebtedness shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof, provided that to the extent Holdings or any of its
                  --------
Subsidiaries incurs (including pursuant to a committed facility not borrowed thereunder but with commitments aggregating) or issues Indebtedness in an aggregate principal amount of at least $100,000,000 at any time that contains any default covering any action, failure to act and/or other circumstances of or affecting any Affiliate of Holdings (other than the Borrower and its Subsidiaries) not included as Events of Default hereunder (other than any of the foregoing relating solely to Holdings and its Subsidiaries), then this Section
9.04 shall be deemed to be automatically amended to include such defaults effective as of the date of the incurrence or issuance of such Indebtedness (it being agreed that the Borrower and Holdings will cooperate with the Senior Managing Agents to obtain an amendment to this Agreement, in form and substance satisfactory to the Majority SMA, formalizing the inclusion of such defaults under this Agreement); or

          9.05  Bankruptcy, etc.  Holdings or any of its Material Subsidiaries
                ----------------
(each, a "Designated Party") shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against a Designated Party and the petition is not controverted within 10 days after service of notice of such case on such Designated Party, or is not dismissed within 60 days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of a Designated Party; or a Designated Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to a Designated Party; or there is commenced against a Designated Party any such proceeding which remains undismissed for a period of 60 days; or a Designated Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or a Designated Party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or a Designated Party makes a general assignment for the benefit of creditors; or any corporate action is taken by a Designated Party for the purpose of effecting any of the foregoing; or

          9.06  ERISA.  (a)  A single-employer plan (as defined in Section 4001
                -----
of ERISA) maintained or contributed to by Holdings or any of its Subsidiaries or any ERISA Affiliate shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under
Section 412 of the Code or shall provide security to induce the issuance of such waiver or extension, (b) any Plan is or shall have been terminated or the subject of termination proceedings under ERISA or an event has occurred entitling the PBGC to terminate a Plan under Section 4042(a) of ERISA, (c) any Plan shall have an Unfunded Current Liability, (d) Holdings or any of its Subsidiaries or any ERISA Affiliate has incurred or is likely to incur a material liability to or on account of a termination of or a withdrawal from a Plan under Section 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA, (e)
Holdings or any of its Subsidiaries has incurred, after the Effective Date, liabilities (after giving effect to any reserves applicable thereto and maintained on the Effective Date) pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA) (except in each case solely as a result of a change in estimate or adjustment of liabilities existing on the Effective Date upon the adoption or implementation of Financial Accounting Statement 106), or (f) Holdings or any of its Subsidiaries or any ERISA Affiliate has incurred a liability under Section 409, 502(i) or 502(l) of ERISA or Section 4971 or 4975 of the Code; and there shall result from any such event or events described in the preceding clauses of this Section 9.06 the imposition of a Lien upon the assets of Holdings or any of its Subsidiaries, the granting of a security interest, or a liability or a material risk of incurring a liability, which Lien, security interest or liability would have a material adverse effect upon the business, operations or financial condition of Holdings and its Subsidiaries taken as a whole; or

          9.07  Judgments.  One or more judgments or decrees shall be entered
                ---------
against Holdings or any of its Material Subsidiaries involving a liability of $75,000,000 or more in the case of any one such judgment or decree and $150,000,000 or more in the aggregate for all such judgments and decrees for Holdings and its Material Subsidiaries (to the extent not paid or fully covered by insurance) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

          9.08  Guaranty.  The Guaranty or any provision thereof shall cease to
                --------
be in full force or effect, or the Guarantor or any Person acting by or on behalf of the Guarantor shall deny or disaffirm the Guarantor's obligations under the Guaranty or the Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, any Senior Managing Agent shall, upon the written request of the Required Banks, by written notice to Holdings and the Borrower, take any or all of the following actions, without prejudice to the rights of any Senior Managing Agent or any Bank to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (provided that
                                                                 --------
if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by any Senior Managing Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any Facility Fee and Utilization Fee theretofore accrued shall forthwith become due and payable without any other notice of any kind and (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Holdings and the Borrower.

          Notwithstanding anything contained in the foregoing paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to the preceding paragraph, the Borrower shall pay all arrears of interest and all pay-ments on account of principal which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 12.11, then Non-Defaulting Banks holding at least 66-2/3% of the Adjusted Total Commitment (which Banks shall include in any event the Majority SMA), by written notice to Holdings and the Borrower, may at their option rescind and annul the acceleration and its consequences; but such action shall not affect any subse-quent Event of Default or Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind the Banks to a decision which may be made at the election of the aforesaid percentage of the Banks and are not intended to benefit the Borrower and do not grant the Borrower the right to require the Banks to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

          SECTION 10.  Definitions.  As used herein, the following terms shall
                       -----------
have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

          "Absolute Rate" shall mean an interest rate (rounded to the nearest .0001) expressed as a decimal.

          "Absolute Rate Borrowing" shall mean a Competitive Bid Borrowing with respect to which the Borrower has requested that the Banks offer to make Competitive Bid Loans at Absolute Rates.

          "Adjusted Consolidated Debt" shall mean the sum (without duplication) of (i) notes payable, (ii) the current maturities of long-term debt, (iii) long-term debt and (iv) all other amounts representing liabilities with respect to pay-in-kind interest to the extent included in "Other Liabilities," all as determined for Holdings and its Subsidiaries in accordance with GAAP, it being understood that determinations of the amounts specified in clauses (i), (ii),
(iii) and (iv) shall be made on a consistent basis with the methodology utilized by Holdings to determine such amounts on the Effective Date.

          "Adjusted Operating Income" shall mean for any period (x) the consolidated operating income of Holdings and its Subsidiaries for such period plus (y) the sum of the consolidated depreciation expense and consolidated amortization expense of Holdings and its Subsidiaries for such period, all as determined in accordance with GAAP, it being understood that the determination of the amount specified in clauses (x) and (y) shall be made on a consistent basis with the methodology utilized by Holdings to determine such amount on the Effective Date, provided that (i) for the purposes of Section 8.08 only, for any
                --------
Test Period during which Consolidated Fixed Charges includes cash taxes paid as a result of any extraordinary sale of assets, Adjusted Operating Income shall include a portion of the gross cash proceeds received by Holdings and/or its Subsidiaries as a result of such extraordinary sale of assets equal to the percentage of such gross cash proceeds determined by dividing the cash taxes paid during such Test Period as a result of such sale by the aggregate cash taxes payable as a result of such sale and (ii) for the purposes only of Section 8.09, for any Test Period during which any acquisition of any Person or business occurs, Adjusted Operating Income shall give pro forma effect
                                                                --- -----
to such acquisition as if it occurred on the first day of such Test Period.

          "Adjusted Percentage" shall mean (x) at a time when no Bank Default exists, for each Bank such Bank's Percentage and (y) at a time when a Bank Default exists (i) for each Bank that is a Defaulting Bank, zero and (ii) for each Bank that is a Non-Defaulting Bank, the percentage determined by dividing such Bank's Commitment at such time by the Adjusted Total Commitment at such time, it being understood that all references herein to Commitments at a time when the Total Commitment has been terminated shall be references to the Commitments in effect immediately prior to such termination.

          "Adjusted Total Commitment" shall mean at any time the Total Commitment less the aggregate Commitments of all Defaulting Banks.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 20% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Aggregate Outstandings" shall have the meaning provided in Section 3.02(A).

          "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

          "Agreement of Commitment Increase" shall mean an agreement in the form of Exhibit C-3, appropriately completed.

          "Applicable Credit Rating" shall mean the highest rating level (a rating level being, e.g., each of BBB-, BBB and BBB+, in the case of S&P)
                    ----
assigned by each Rating Agency to any of the Long Term Debt Issues of Holdings or the Borrower.

          "Applicable Eurodollar Margin" shall mean, (x) at any time prior to the Commitment Expiry Date, .275% and (y) at any time on and after the Commitment Expiry Date in respect of each Interest Period commencing during a period set forth below, the percentage set forth below opposite such period below:

                                             Applicable
                                             -----------
       Period                             Eurodollar Margin
       ------                             -----------------

       NIG Period                               .625%

       Minimum Investment                       .375%
       Grade Period

       Increased
       Investment Grade                         .275%
       Period

       Maximum Investment                       .225%
       Grade Period

          "Applicable Utilization Fee Percentage" shall mean, at any time during a period set forth below, the percentage set forth opposite such period below:


                                             Applicable
                                             -----------
       Period                        Utilization Fee Percentage
       ------                        --------------------------

       NIG Period                               .250%

       Minimum Investment                       .125%
       Grade Period

       Increased
       Investment Grade                           0%
       Period

       Maximum Investment                         0%
       Grade Period


          "Assignment Agreement" shall have the meaning provided in Section 12.04(b)(A).

          "Authorized Officer" shall mean any senior officer of Holdings or the Borrower, as the case may be, designated as such in writing to the Senior Managing Agents by Holdings or the Borrower, in each case to the extent acceptable to the Majority SMA.

          "Bank" shall have the meaning provided in the first paragraph of this Agreement.

          "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or (ii) a Bank having notified any Senior Managing Agent and/or the Borrower that it does not intend to comply with its obligations under Section 1.01(a), in the case of either (i) or (ii) as a result of the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority.

          "Bankruptcy Code" shall have the meaning provided in Section 9.05.

          "Base Rate" shall mean, for any day, the average of the publicly announced prime rates, base rates and/or reference rates on such date of BTCo, Chase, Chemical and Citibank.

          "Bidder Bank" shall mean each Bank that has notified in writing (and has not withdrawn such notice) the Payments Administrator that it desires to participate generally in the bidding arrangements relating to Competitive Bid Borrowings.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement and shall also include any Person which is the surviving corporation after giving effect to any transaction permitted by Section 8.02 involving the Borrower.

          "Borrowing" shall mean and include (i) the incurrence of one Type of Revolving Loan by the Borrower from all of the Banks on a pro rata basis on a
                                                          --- ----
given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period, provided that Reference Rate Loans
                                              --------
incurred pursuant to Section 1.11(b) shall be considered part of any related Borrowing of Eurodollar Loans and (ii) a Competitive Bid Borrowing.

          "BTCo" shall mean Bankers Trust Company and any successor corporation thereto by merger, consolidation or otherwise.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking insti-tutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

          "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of Holdings or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

          "Change of Control" shall mean and include (a) at any time Continuing Directors shall not constitute a majority of the Board of Directors of Holdings or the Borrower; and/or (b) any Person or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than RJRN, Holdings and its Subsidiaries, shall acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 under the Exchange Act) of 30% or more, on a fully diluted basis, of the economic or voting interest in Holdings' capital stock; and/or (c) Holdings shall own less than 80% on a fully diluted basis of (x) the economic interest of the common stock of the Borrower or (y) the voting interest of the capital stock of the Borrower.

          "Chase" shall mean The Chase Manhattan Bank, N.A. and any successor corporation thereto by merger, consolidation or otherwise.

          "Chemical" shall mean Chemical Bank and any successor corporation thereto by merger, consolidation or otherwise.

          "Citibank" shall mean Citibank, N.A. and any successor corporation thereto by merger, consolidation or otherwise.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

          "Commercial Paper Outstandings" shall mean, at any time, an amount equal to the lesser of (i) the sum of (x) the face amount of all commercial paper previously issued by Holdings and/or any of its Subsidiaries at a discount and outstanding at such time plus (y) the principal amount of all commercial
                             ----
paper previously issued by Holdings and/or any of its Subsidiaries on an interest bearing basis and outstanding at such time, and (ii) the remainder, if any, of (x) the Total Commitment at such time less (y) the then aggregate principal amount of all Loans outstanding at such time.

          "Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I hereto, as the same may be increased from time to time pursuant to Section 1.16 and/or reduced from time to time pursuant to Section 2.02, 2.03, 9 and/or 12.04(b)(A).

          "Commitment Expiry Date" shall mean the date which is 364 days after the Effective Date.

          "Commodities Agreement" shall mean any forward contract, futures contract, option contract or similar agreement or arrangement, in each case intended to protect the Persons entering into same from fluctuations in the price of, or shortage of supply of, commodities.

          "Competitive Bid Borrowing" shall mean a Borrowing of Competitive Bid Loans pursuant to Section 1.04 with respect to which the Borrower has requested that the Banks offer to make Competitive Bid Loans at Absolute Rates.

          "Competitive Bid Loans" shall have the meaning provided in Section 1.01(b).

          "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases but excluding any amount representing capitalized interest) by Holdings and its Subsidiaries during that period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of Holdings and its Subsidiaries, provided that Consolidated Capital Expenditures shall in any event
              --------
exclude (x) additions to property, plant and equipment reflected on the consolidated balance sheet of Holdings and its Subsidiaries that result from the acquisition of any Person (including through the purchase of the capital stock or ownership interests of such Person or through merger or consolidation) and
(y) expenditures made in connection with the replacement, substitution or restoration of assets (i) to the extent financed from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored or
(ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

          "Consolidated Cash Interest Expense" shall mean, for any period, (i) consolidated interest expense of Holdings and its Subsidiaries, but excluding, however, to the extent included in consolidated interest expense, (x) non-cash interest expense and (y) amortization of debt issuance cost plus (ii) cash dividends paid on all preferred stock of Holdings and its Subsidiaries (except to the extent paid to Holdings or a Wholly-Owned Subsidiary of Holdings) during such period, it being understood that the determination of the amounts specified in clauses (i)(x) and (i)(y) shall be made on a consistent basis with the methodology utilized by Holdings to determine such amounts on the Effective Date.

          "Consolidated Fixed Charges" shall mean, for any period, the sum, without duplication, of the amounts for such period of (i) Consolidated Cash Interest Expense, (ii) cash taxes paid during such period, and (iii) Consolidated Capital Expenditures, all as determined on a consolidated basis for Holdings and its Subsidiaries in accordance with GAAP, it being understood that the determination of the amounts specified in clause (iii) shall be made on a consistent basis with the method-ology utilized by Holdings to determine such amount on the Effective Date.

          "Consolidated Net Income" shall mean, for any period, for any Person the consolidated net income of such Person and its Subsidiaries, determined in accordance with GAAP, for such period.

          "Consolidated Net Worth" shall mean, as at any date of determination, the stockholders' equity of Holdings as determined in accordance with GAAP and as would be reflected on a consolidated balance sheet of Holdings prepared as of such date, it being understood that the determination of such amounts shall be made on a consistent basis with the methodology utilized by Holdings to determine such amount on the Effective Date.

          "Contingent Obligations" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other monetary obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property con-stituting direct or indirect security therefor, (b) to advance or supply funds
(i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof, provided
                                                                      --------
however that the term Contingent Obligation shall not include endorsements of
-------
instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the lesser of (x) the maximum stated or determinable amount of such Contingent Obligation and (y) the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Continuing Director" shall mean, at any date, an individual (x) who is a member of the Board of Directors of Holdings or the Borrower, as the case may be, on the date of this Agreement, (y) who, as at such date, has been a member of such Board of Directors for at least the twelve preceding months, or
(z) who has been nominated to be a
member of such Board of Directors by a majority of the other Continuing Directors then in office.

          "Corporate Agreement" shall mean the Corporate Agreement, dated as of January 26, 1995, between Holdings and RJRN.

          "CP Refinancing Borrowing" shall mean any Borrowing of Revolving Loans, any of the proceeds of which are to be utilized to repay Commercial Paper Outstandings, to the extent such Borrowing is identified as such by the Borrower in the Notice of Borrowing given in respect of such Borrowing.

          "Credit Documents" shall mean this Agreement and the Notes.

          "Credit Party" shall mean each of Holdings and the Borrower.

          "Credit Rating" shall mean (i) the Applicable Credit Rating assigned by each Rating Agency, if such Applicable Credit Ratings are the same or (ii) if the Applicable Credit Ratings assigned by the Rating Agencies differ, the higher of the Applicable Credit Ratings assigned by the Rating Agencies, provided that
                                                                  --------
in the event the Applicable Credit Rating of any Rating Agency shall be more than one rating level above the Applicable Credit Rating of the other Rating Agency, the Credit Rating shall be one level below the higher Applicable Credit Rating.

          "Cumulative Consolidated Net Income" shall mean, at any time for any determination thereof, the sum of (i) Consolidated Net Income of Holdings for the period (taken as one accounting period) commencing January 1, 1995 and ending on the last day of the last fiscal quarter of Holdings then ended plus
(ii) all losses from debt retirement deducted in determining Consolidated Net Income of Holdings for the period referred to in clause (i) above.

          "Currency Agreement" shall mean any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement designed to protect the Persons entering into same against fluctuations in currency values.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

          "Designated Party" shall have the meaning provided in Section 9.05.

          "Dividends" shall have the meaning provided in Section 8.05.

          "Effective Date" shall have the meaning provided in Section 4.

          "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), provided that Eligible Transferee shall not include any Person
               --------
(or any Affiliate thereof) who competes with Holdings and its Subsidiaries in the cookie, cracker, snack food or candy business.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings, a Subsidiary or a Credit Party would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

          "Eurodollar Loans" shall mean each Revolving Loan bearing interest at the rates provided in Section 1.09(b).

          "Eurodollar Rate" shall mean with respect to each Interest Period for a Eurodollar Loan (or for a Spread Borrowing priced by reference to the Eurodollar Rate), (i) the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the interbank Eurodollar market by each Reference Bank for dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of such Reference Bank for which an interest rate is then being determined with matur-ities comparable to the Interest Period to be applicable to such Eurodollar Loan (or in the case of such Spread Borrowing, the arithmetic average of the offered rates for deposits in U.S. dollars for the applicable Interest Period (or the period closest to such applicable Interest Period) which appear on the Reuters Screen LIBO Page), determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), provided, that if one or more of the Reference Banks fails to provide the
--------
Payments Administrator with its aforesaid rate for an Interest Period applicable to Eurodollar Loans, then the Eurodollar

Rate for such Interest Period shall be determined based on the rate or rates provided to the Payments Administrator by the other Reference Bank or Banks.

          "Event of Default" shall have the meaning provided in Section 9.

          "Exchange Agreement" shall mean the Exchange Agreement, dated as of April 26, 1995, among Holdings, the Borrower and RJRN.

          "Expiration Date" shall mean December 31, 1995.

          "Facility Fee" shall have the meaning provided in Section 2.01(a).

          "Facility Fee Percentage" shall mean .100%.

          "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Payments Administrator from three Federal Funds brokers of recognized standing selected by the Payments Administrator.

          "Fees" shall mean all amounts payable pursuant to, or referred to in,
Section 2.01.

          "Foreign Subsidiary" shall mean each Subsidiary of RJRN (other than any Nabisco Entity) doing business primarily outside the United States or any state or territory thereof.

          "Fuji" shall mean The Fuji Bank, Limited and any successor corporation thereto by merger, consolidation or otherwise.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, shall be made pursuant to Section 12.07(a).

          "Guarantor" for purposes of Section 13 of this Agreement shall mean Holdings, to the extent not merged or consolidated with the Borrower in accordance with Section 8.02.

          "Guaranty" shall mean the guaranty of Holdings set forth in Section 13, as the same may be supplemented, amended or modified from time to time.

          "Hanover" shall mean one or more special purpose, Wholly-Owned Subsidiaries of the Borrower engaged exclusively in the business of purchasing and financing domestic trade accounts receivable generated by the Borrower and its Subsidiaries.

          "Hanover Facility" shall mean a receivables purchase facility among Hanover, Corporate Asset Funding Company, Inc., CIESCO L.P., Citibank, N.A. and/or Citicorp North America, Inc. governed by documentation (including the receivables purchase agreements between Hanover and the Borrower) in effect on the Effective Date as such documentation may be amended from time to time (other than to the extent any such amendment changes the non-recourse nature of such facility in respect of the Borrower). References to the Hanover Facility shall include any liquidity facility relating to the receivables purchase facility referred to in the preceding sentence.

          "Hedging Agreements" shall mean and include Commodities Agreements, Currency Agreements and Interest Rate Agreements.

          "Holdings" shall have the meaning provided in the first paragraph of this Agreement and shall also include any Person which is the surviving corporation after giving effect to any transaction permitted by Section 8.02 involving Holdings.

          "Increased Investment Grade Period" shall mean any period during which the Credit Rating at all times is the Increased Investment Grade Rating.

          "Increased Investment Grade Rating" shall mean the rating assigned by each Rating Agency which is one rating level above the Minimum Investment Grade Rating, it being understood that as of the date of this Agreement the "Increased Investment Grade Rating" of S&P is BBB and the "Increased Investment Grade Rating" of Moody's is Baa2.

          "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or ser-vices whether or not delivered or accepted, i.e., take-or-pay and similar
                                            ----
obligations, (vii) all obligations of such Person under Hedging Agreements,
(viii) all Contingent Obligations of such

Person, and (ix) the outstanding unreimbursed purchase price paid to Hanover in respect of the purchase of receivables from it pursuant to the Hanover Facility, provided that Indebtedness shall not include (x) trade payables and accrued
--------
expenses, in each case arising in the ordinary course of business and (y) any obligation of the Borrower or any Subsidiary thereof to purchase products, services and produce utilized in its business pursuant to the RJRN Agreements or agreements entered into in the ordinary course of business on a basis consistent with Holdings' past practices or then current industry practices, and provided
                                                                      --------
further, that (a) for the purposes of Section 9.04, the amount of Indebtedness
-------
represented by any Hedging Agreement shall be at any time the unrealized net loss position, if any, of the Borrower and/or its Subsidiaries thereunder on a marked to market basis determined no more than one month prior to such time and
(b) for the purposes of determining the Indebtedness permitted to be secured by
Section 8.03(e) or outstanding under Section 8.04(h), the amount of Indebtedness included in such determination that is attributable to all Hedging Agreements secured or permitted thereunder, as the case may be, shall be the Net Termination Value, if any, of all such Hedging Agreements.

          "Interest Period" shall mean with respect to (i) any Revolving Loan constituting a Eurodollar Loan, the interest period applicable thereto as determined pursuant to Section 1.10 and (ii) any Competitive Bid Loan, the period from the date of the making thereof to the maturity date thereof as specified in the respective Notice of Competitive Bid Borrowing.

          "Interest Rate Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement.

          "Interest Rate Basis" shall mean the Eurodollar Rate and/or such other basis for determining an interest rate as the Borrower and the Payments Administrator may agree upon from time to time.

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement (other than customary negative pledge clauses) to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

          "Loan" shall mean any Competitive Bid Loan or Revolving Loan.

          "Long Term Debt Issues" shall mean, with respect to each of Holdings and the Borrower, each issuance of long-term senior debt of such Person which ranks on a parity, as to payment and security, with the Guaranty or the Loans, as the case may be.

          "Majority SMA" shall mean, at any time, at least one-half in number of the Senior Managing Agents.

          "Margin Stock" shall have the meaning provided in Regulation U.

          "Material Subsidiary" shall mean and include, at any time, the Borrower and each other Subsidiary of Holdings to the extent that (x) the aggre-gate consolidated book value of the assets of such Subsidiary is equal to or more than $300,000,000 or (y) the revenues of such Subsidiary during its then most recently ended fiscal year were equal to or more than $200,000,000.

          "Maturity Date" shall mean the date which is the third anniversary of the Commitment Expiry Date.

          "Maximum Investment Grade Period" shall mean any period during which the Credit Rating is, or is at any level above, the Maximum Investment Grade Rating.

          "Maximum Investment Grade Rating" shall mean the rating assigned by each Rating Agency which is at least one or more levels above the Increased Investment Grade Rating, it being understood that as of the date of this Agreement the lowest "Maximum Investment Grade Rating" of S&P is BBB+ and the lowest "Maximum Investment Grade Rating" of Moody's is Baa1.

          "Minimum Borrowing Amount" shall mean $25,000,000.

          "Minimum Investment Grade Period" shall mean any period during which the Credit Rating is at all times the Minimum Investment Grade Rating.

          "Minimum Investment Grade Rating" shall mean the lowest rating level established as investment grade by each Rating Agency, it being understood that as of the date of this Agreement the "Minimum Investment Grade Rating" of S&P is BBB- and the "Minimum Investment Grade Rating" of Moody's is Baa3.

          "Moody's" shall mean Moody's Investors Service, Inc., or any successor corporation thereto.

          "Nabisco Biscuit Division" shall mean the portion of the business of Holdings and its Subsidiaries engaged in the manufacture and sale of crackers and cookies in the United States.

          "Nabisco Credit Agreement" shall mean the Credit Agreement, dated as of April 28, 1995, among Holdings, the Borrower, various lending institutions party thereto and the Senior Managing Agents, as the same may be amended, modified or supplemented from time to time.

          "Nabisco Entity" shall mean Holdings and its Subsidiaries.

          "Net Termination Value" shall mean at any time, with respect to all Hedging Agreements for which a Net Termination Value is being determined, the excess, if positive, of (i) the aggregate of the unrealized net loss position of the Borrower and/or its Subsidiaries under each of such Hedging Agreements on a marked to market basis determined no more than one month prior to such time less
(ii) the aggregate of the unrealized net gain position of the Borrower and/or its Subsidiaries under each of such Hedging Agreements on a marked to market basis determined no more than one month prior to such time.

          "NIG Period" shall mean any period during which the Credit Rating is at all times below the Minimum Investment Grade Rating.

          "Non-Defaulting Bank" shall mean and include each Bank other than a Defaulting Bank.

          "Note" shall have the meaning provided in Section 1.06(a).

          "Notice of Borrowing" shall have the meaning provided in Section 1.03.

          "Notice of Competitive Bid Borrowing" shall have the meaning provided in Section 1.04.

          "Notice of Conversion" shall have the meaning provided in Section
1.07.

          "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to any Senior Managing Agent, the Payments Administrator or any Bank pursuant to the terms of this Agreement or any other Credit Document.

          "Payments Administrator" shall mean Citibank, provided that if
                                                        --------
Citibank shall cease to constitute a Senior Managing Agent hereunder, the remaining Senior Managing Agents shall have the option to appoint one of such remaining Senior Managing Agents as the Payments Administrator.

          "Payments Administrator's Office" shall mean the office of the Payments Administrator located at 399 Park Avenue, New York, New York 10043, or such other office in New York City as the Payments Administrator may hereafter designate in writing as such to the other parties hereto.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "Percentage" shall mean at any time for each Bank, the percentage obtained by dividing such Bank's Commitment by the Total Commitment, provided
                                                                     --------
that at any time when the Total Commitment shall have been terminated each Bank's Percentage shall be the percentage obtained by dividing such Bank's outstanding Revolving Loans by the aggregate outstanding Revolving Loans.

          "Permitted Commodities Agreement" shall mean any Commodities Agreement entered into in the ordinary course of business by any Subsidiary of the Borrower to the extent consistent with the practices of the Borrower and its Subsidiaries prior to the Effective Date or with then current practices in the industry.

          "Permitted Currency Agreement" shall mean any Currency Agreement entered into in the ordinary course of business by any Subsidiary of the Borrower to the extent consistent with the practices of the Borrower and its Subsidiaries prior to the Effective Date or with then current practices in the industry, provided that no domestic Subsidiary (other than domestic Subsidiaries
          --------
of the Borrower all or substantially all of the business and operations of which are conducted outside the United States) may be an obligor under or a guarantor of any such Currency Agreements entered into after the Effective Date.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribution of), or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to by (or to which there was an obligation to contribution of), the Borrower, a Subsidiary or an ERISA Affiliate.

          "Pro Forma Events" shall mean, with respect to the financial statements of the Credit Parties, the transactions and events in the Refinancing leading to the adjustments set forth in the pro forma balance sheets referred to in Section 6.09 of the Nabisco Credit Agreement.

          "Rating Agency" shall mean each of S&P and Moody's.

          "Reference Banks" shall mean BTCo, Chase, Chemical and Citibank.

          "Reference Rate" shall mean, at any time, the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (y) the Base Rate as in effect from time to time.

          "Reference Rate Loan" shall mean each Revolving Loan bearing interest at the rates provided in Section 1.09(a).

          "Refinancing" shall have the meaning provided such term in the Nabisco Credit Agreement.

          "Register" shall have the meaning provided in Section 1.06(d).

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

          "Replacement Receivables Facility" shall mean any receivables purchase facility that replaces or refinances the Hanover Facility or any prior Replacement Receivables Facility, together with any liquidity facility relating thereto, to the extent the Liens created thereunder, and under any related purchase agreements between Hanover, on the one hand, and the Borrower on the other hand, do not attach to any assets not subject to the Liens created under the Hanover Facility or the Replacement Receivables Facility, as the case may be, being replaced or refinanced. References to the Replacement Receivables Facility shall include any liquidity facility relating to the receivables purchase facility referred to in the preceding sentence.

          "Reply Date" shall have the meaning provided in Section 1.04(b).

          "Reportable Event" shall mean an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

          "Required Banks" shall mean at any time either (A) (i) the Majority SMA plus (ii) Non-Defaulting Banks (including any of the Senior Managing Agents) holding more than 50% of the Adjusted Total Commitment (or, if the Total Commitment has been terminated, of the aggregate principal amount of Loans held by Non-Defaulting Banks), or (B) Non-Defaulting Banks holding more than 66-2/3% of the Adjusted Total Commitment (or, if the Total Commitment has been terminated, of the aggregate principal amount of Loans held by Non-Defaulting Banks).

          "Restricted Payments" shall have the meaning provided in Section 8.05.

          "Restricted Sales" shall mean and include the sale or other disposition, whether such sale or disposition is of capital stock or assets, by Holdings or any of its Subsidiaries to any Person other than the Borrower or a Wholly-Owned Subsidiary of the Borrower in one or more transactions of all or substantially all or any substantial portion of the assets (other than (i) inventory and equipment to the extent sold or disposed of in the ordinary course of business and (ii) receivables pursuant to the Hanover Facility or under any Replacement Receivables Facility) of the Nabisco Biscuit Division as constituted on the Effective Date, provided that Restricted Sales shall not include any
                       --------
issuance by Holdings or the Borrower of its capital stock.

          "Revolving Loan" shall have the meaning provided in Section 1.01(a).

          "RJRN" shall mean RJR Nabisco, Inc., a Delaware corporation.

          "RJRN Agreements" shall mean, collectively, the Corporate Agreement, the Services Agreement, the Tax Sharing Agreement and the Exchange Agreement.

          "RJRN Entity" shall mean RJRN Holdings and each Subsidiary of RJRN other than Holdings and any of its Subsidiaries.

          "RJRN Holdings" shall mean RJR Nabisco Holdings Corp., a Delaware corporation.

          "S&P" shall mean Standard & Poor's Ratings Group, or any successor corporation thereto.

          "SEC" shall have the meaning provided in Section 7.01(e).

          "SEC Regulation D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

          "Second Amendment" shall mean the Second Amendment, dated as of November 3, 1995, to the Nabisco Credit Agreement.

          "Senior Managing Agent" shall mean and include BTCo, Chase, Chemical, Citibank and Fuji, and any successor to any thereof appointed pursuant to
Section 11.09.

          "Services Agreement" shall mean the Intercompany Services and Operating Agreement, dated as of January 26, 1995, between Holdings and RJRN.

          "Specified Permitted Existing Debt" shall mean the Indebtedness existing as of April 28, 1995 as described in Annex IV and such other Indebtedness of Subsidiaries of the Borrower existing as of April 28, 1995 and not so listed in an aggregate principal amount not to exceed $10,000,000.

          "Spread" shall mean a percentage per annum (rounded to the nearest .0001%) in excess of, or less than, an Interest Rate Basis.

          "Spread Borrowing" shall mean a Competitive Bid Borrowing with respect to which the Borrower has requested the Banks to make Competitive Bid Loans at a Spread over or under a specified Interest Rate Basis.

          "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of Holdings.

          "Tax Sharing Agreement" shall mean the agreement, dated as of January 26, 1995, as amended on March 23, 1995, between Holdings and RJRN.

          "Taxes" shall have the meaning provided in Section 3.04(a).

          "Termination Date" shall mean the first date after the Effective Date on which the Total Commitment is zero and there are no outstanding Loans.

          "Test Period" shall mean for any determination under Section 8.08,
8.09 or 8.10 the four consecutive fiscal quarters of Holdings then last ended.

          "Total Adjusted Utilization Amount" at any time shall mean the Total Utilization Amount at such time less the aggregate principal amount of all Loans made by Defaulting Banks outstanding at such time.

          "Total Commitment" shall mean the sum of the Commitments of each Bank.

          "Total Unutilized Commitment" shall mean the excess of (x) the Total Commitment over (y) the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Competitive Bid Loans and (ii) at any time on or prior to the Commitment Expiry Date, the Commercial Paper Outstandings.

          "Total Utilization Amount" shall mean at any time the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Competitive Bid Loans plus (ii) at any time on or prior to the Commitment Expiry Date, the Commercial Paper Outstandings.

          "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Reference Rate Loan or Eurodollar
                                    ----
Loan.

          "UCC" shall mean the Uniform Commercial Code.

          "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the present value of the accrued benefits under such Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by such Plan's actuary in the most recent annual valuation of such Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

          "Utilization Fee" shall have the meaning provided in Section 2.01(b).

          "Utilization Period" shall mean each calendar quarter (or portion thereof) ending on or prior to the Termination Date to the extent that during such period the average daily Total Utilization Amount exceeds (x) at all times on or prior to the Commitment Expiry Date, 50% of the average daily Total Commitment and (y) at all times thereafter, 50% of the Total Commitment on the Commitment Expiry Date.

          "Wholly-Owned Subsidiary" of any Person shall mean any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsidiary, other than directors' or nominees' qualifying shares, is directly or indirectly owned by such Person. Establecimiento Modelo Terrabusi SAIC, an Argentine corporation, shall be deemed a Wholly-Owned Subsidiary of the Credit Parties so long as at least 95% of its capital stock is owned, directly or indirectly, by the Borrower.

          "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile transmission, telegraph or cable.

          SECTION 11.  The Senior Managing Agents.
                       --------------------------

          11.01  Appointment.  Each Bank hereby irrevocably designates and
                 -----------
appoints BTCo, Chase, Chemical, Citibank and Fuji as Senior Managing Agents (such term to include any of the Senior Managing Agents acting as Payments Administrator) of such Bank to act as specified herein and in the other Credit Documents, and each such Bank hereby irrevocably authorizes BTCo, Chase, Chemical, Citibank, Fuji, as the Senior Managing Agents for such Bank, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the respective Senior Managing Agents by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each Senior Managing Agent agrees to act as such upon the express conditions contained in this Section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Senior Managing Agent shall have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibil-ities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Senior Managing Agent. The provisions of this
Section 11 are solely for the benefit of the Senior Managing Agents and the Banks, and no Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof, provided that Holdings shall have the rights
                              --------
granted to it pursuant to Section 11.09. In performing its functions and duties under this Agreement, each Senior Managing Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for either Credit Party.

          11.02  Delegation of Duties.  Each Senior Managing Agent may execute
                 --------------------
any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Senior Managing Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 11.03.

          11.03  Exculpatory Provisions.  No Senior Managing Agent nor any of
                 ----------------------
its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by Holdings, any Subsidiary or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by any Senior Managing Agent under or in connection with, this Agreement or any other Credit Document or for any failure of Holdings or any Subsidiary or any of their respective officers to perform its obligations hereunder or thereunder. No Senior Managing Agent shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of Holdings or any Subsidiary. No Senior Managing Agent shall be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by any Senior Managing Agent to the Banks or by or on behalf of the Borrower to any Senior Managing Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

          11.04  Reliance by Senior Managing Agents.  Each Senior Managing Agent
                 ----------------------------------
shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile transmission, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by such Senior Managing Agent. Each Senior Managing Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Senior Managing Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks (or to the extent specifically provided in Section 12.11, all the Banks), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

          11.05  Notice of Default.  No Senior Managing Agent shall be deemed to
                 -----------------
have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Senior Managing Agent has received notice from a Bank or the Borrower or Holdings referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that any Senior Managing Agent receives such a notice, such Senior Managing Agent shall give prompt notice thereof to the Banks. Each Senior Managing Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks, provided that,
                                                               --------
unless and until a Senior Managing Agent shall have received such directions, such Senior Managing Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

          11.06  Non-Reliance on Senior Managing Agents and Other Banks.  Each
                 ------------------------------------------------------
Bank expressly acknowledges that no Senior Managing Agent nor any of its offi-cers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Senior Managing Agent hereafter taken, including any review of the affairs of Holdings or any Subsidiary, shall be deemed to constitute any representation or warranty by any Senior Managing Agent to any Bank. Each Bank represents to each Senior Managing Agent that it has, independently and without reliance upon any Senior Managing Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of Holdings and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon any Senior Managing Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of Holdings and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Payments Administrator hereunder, no Senior Managing Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of Holdings or any Subsidiary which may come into the possession of such Senior Managing Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          11.07  Indemnification.  The Banks agree to indemnify each Senior
                 ---------------
Managing Agent in its capacity as such ratably according to their aggregate Commitments (or, if the Total Commitment has been terminated, their aggregate Commitments as in effect immediately prior to such termination), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Senior Managing Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by any Senior Managing Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by

Holdings or any of its Subsidiaries, provided that no Bank shall be liable to
                                     --------
any Senior Managing Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Senior Managing Agent's gross negligence or willful misconduct. If any indemnity furnished to any Senior Managing Agent for any purpose shall, in the opinion of such Senior Managing Agent, be insufficient or become impaired, such Senior Managing Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 11.07 shall survive the payment of all Obligations.

          11.08  Senior Managing Agents in Their Individual Capacities.  Each
                 -----------------------------------------------------
Senior Managing Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings and its Subsidiaries as though such Senior Managing Agent were not a Senior Managing Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, each Senior Managing Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not a Senior Managing Agent, and the terms "Bank" and "Banks" shall include each Senior Managing Agent in its individual capacity.

          11.09  Successor Senior Managing Agents.  Any Senior Managing Agent
                 --------------------------------
may resign as a Senior Managing Agent upon 20 days' notice to the Banks, provided that prior to, and as a condition of, the last remaining Senior
--------
Managing Agent so resigning, the Required Banks shall appoint from among the Banks a successor Senior Managing Agent for the Banks subject to prior approval by Holdings (such approval not to be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Senior Managing Agents, and the term "Senior Managing Agents" shall include such successor agent effective upon its appointment, and the resigning Senior Managing Agent's rights, powers and duties as a Senior Managing Agent shall be terminated, without any other or further act or deed on the part of such former Senior Managing Agent or any of the parties to this Agreement. After any retiring Senior Managing Agent's resignation hereunder as a Senior Managing Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Senior Managing Agent under this Agreement.

          SECTION 12.  Miscellaneous.
                       -------------

          12.01  Payment of Expenses, etc.  The Borrower agrees to:  (i) pay all
                 -------------------------
reasonable out-of-pocket costs and expenses of (x) the Senior Managing Agents, whether or not the transactions herein contemplated are consummated, in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of White & Case but of no other counsel) and (y) each Senior Managing Agent and each of the Banks in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for each Senior Managing Agent and for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Bank is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such los-ses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          12.02  Right of Setoff.  In addition to any rights now or hereafter
                 ---------------
granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to either Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of either Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of such Credit Party purchased by such Bank pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          12.03  Notices.  Except as otherwise expressly provided herein, all
                 -------
notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to a Credit Party, at the address specified opposite its signature below; if to any Bank, at its address specified for such Bank on Annex II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

          12.04  Benefit of Agreement.  (a)  This Agreement shall be binding
                 --------------------
upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that no Credit Party may assign or
                                   --------
transfer any of its interests hereunder, except to the extent any such assignment results from the consummation of a transaction permitted under
Section 8.02, without the prior written consent of the Banks, and provided
                                                                  --------
further, that the rights of each Bank to transfer, assign or grant participa-
-------
tions in its rights and/or obligations hereunder shall be limited as set forth below in this Section 12.04, provided that nothing in this Section 12.04 shall
                             --------
prevent or prohibit any Bank from pledging its rights under this Agreement and/or its Loans and/or Note hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

          (b) Each Bank shall have the right to transfer, assign or grant participations in all or any part of its remaining rights and obligations hereunder on the basis set forth below in this clause (b).

          (A)  Assignments.  Each Bank may assign pursuant to an Assignment
               -----------
     Agreement substantially in the form of Exhibit C-2 hereto (each, an "Assignment Agreement") all or a portion of its rights and obligations hereunder pursuant to this clause (b)(A) to (x) one or more Banks or (y) one or more other Eligible Transferees, provided that any such assignment
                                             --------
     pursuant to clause (y) above shall be in the aggregate amount of at least
     (I) in the event of an assignment relating to this Agreement only, $10,000,000, except to the extent that after giving effect to any such assignment the assigning Bank shall have reduced its Commitment to zero and
     (II) in the event of an assignment relating to this Agreement and the Nabisco Credit Agreement, $5,000,000, provided that the aggregate amount of
                                           --------
     such assignment under this Agreement and the Nabisco Credit Agreement is at least $10,000,000, except to the extent that after giving effect to any such assignment the assigning Bank shall have reduced its Commitment hereunder to zero. Any assignment to another Bank pursuant to this clause
     (b)(A) will become effective upon the payment to the Payments Administrator by (I) either the assigning or the assignee Bank or (II) in the case of an assignment pursuant to Section 1.14, the Replacement Bank, of a nonrefundable assignment fee of $2,500 and the recording by the Payments Administrator of such assignment, and the resultant effects thereof on the Commitments of the assigning Bank and the assignee Bank, in the Register, the Payments Administrator hereby agreeing to effect such recordation no later than five Business Days after its receipt of a written notification by the assigning Bank and the assignee Bank of the proposed assignment, provided that the Payments Administrator shall not be required to, and
     --------
     shall not, so record any assignment in
     the Register on or after the date on which any proposed amendment, modification or supplement in respect of this Agreement has been circulated to the Banks for approval until the earlier of (x) the effectiveness of such amendment, modification or supplement in accordance with Section 12.11 or (y) 30 days following the date on which such proposed amendment, modification or supplement was circulated to the Banks. Assignments pursuant to this clause (b)(A) to any Person not theretofore a Bank hereunder will only be effective if the Payments Administrator shall have received a written notice in the form of Exhibit C-1 hereto from the assigning Bank and the assignee Bank and payment of a nonrefundable assignment fee of $2,500 to the Payments Administrator (provided, that in
                                                             --------
     the event of simultaneous assignments relating to this Agreement and the Nabisco Credit Agreement, the fees for such assignments shall total $2,500) by (I) either the assigning or the assignee Bank or (II) in the case of an assignment pursuant to Section 1.14, the Replacement Bank. No later than five Business Days after its receipt of such written notice, the Payments Administrator will record such assignment, and the resultant effects thereof on the Commitment of the assigning Bank, in the Register, at which time such assignment shall become effective, provided that the Payments
                                                  --------
     Administrator shall not be required to, and shall not, so record any assignment in the Register on or after the date on which any proposed amendment, modification or supplement in respect of this Agreement has been circulated to the Banks for approval until the earlier of (x) the effectiveness of such amendment, modification or supplement in accordance with Section 12.11 or (y) 30 days following the date on which such proposed amendment, modification or supplement was circulated to the Banks. Upon the effectiveness of any assignment pursuant to this clause (b)(A), (x) the assignee will become a "Bank" for all purposes of this Agreement and the other Credit Documents with a Commitment as so recorded by the Payments Administrator in the Register, and to the extent of such assignment, the assigning Bank shall be relieved of its obligations hereunder with respect to the portion of its Commitment being assigned and (y) if such assignment occurs after the Effective Date, the Borrower shall issue new Notes (in exchange for the Note of the assigning Bank) to the assigning Bank (to the extent such Bank's Commitment is not reduced to zero as a result of such assignment) and to the assignee Bank, in each case to the extent requested by the assigning Bank or assignee Bank, as the case may be, in conformity with the requirements of Section 1.06 to the extent needed to reflect the revised Commitments of such Banks. The Payments Administrator will prepare on the last Business Day of each calendar quarter during which an assignment has become effective pursuant to this clause (b)(A) a new Annex I giving effect to all such assignments effected during such quarter and will promptly provide same to the Borrower and each of the Banks.

          (B)  Participations.  Each Bank may transfer, grant or assign
               --------------
     participations in all or any part of such Bank's interests and obligations hereunder pursuant to this clause (b)(B) to any Eligible Transferee, provided that (i) such Bank shall
                                               --------
     remain a "Bank" for all purposes of this Agreement and the transferee of such participation shall not constitute a Bank hereunder and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of any of the Loans or the Commitment in which such participant is participating or (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or Fees applicable to any of the Loans or Commitments or postpone the payment of any thereof or (z) release the Guaranty. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against the granting Bank in respect of such partici-pation to be those set forth in the agreement with such Bank creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, provided that
                                                                 --------
     such participant shall be entitled to receive additional amounts under Sections 1.11, 1.12 and 3.04 on the same basis as if it were a Bank. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.14 and such participant shall have executed a confidentiality agreement in the form of Exhibit D hereto.

          (c) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Bank hereunder or any grant of participations therein shall be permitted if such transfer, assign-ment or grant would require the Borrower or the Guarantor to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

          (d) Each Bank initially party to this Agreement hereby represents, and each Person that becomes a Bank pursuant to an assignment permitted by the preceding clause (b)(A) will upon its becoming party to this Agreement repre-sent, that it is an Eligible Transferee which makes loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, provided that subject to the preceding
                                      --------
clauses (a) through (c), the disposition of any promissory notes or other evid-ences of or interests in Indebtedness held by such Bank shall at all times be within its exclusive control.

          12.05  No Waiver; Remedies Cumulative.  No failure or delay on the
                 ------------------------------
part of any Senior Managing Agent, Payments Administrator or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between either Credit Party and any Senior Managing Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Senior Managing Agent or any Bank would otherwise have. No notice to or demand on either Credit Party in any case shall entitle either Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Senior Managing Agents or the Banks to any other or further action in any circumstances without notice or demand.

          12.06  Payments Pro Rata.  (a)  The Payments Administrator agrees that
                 -----------------
promptly after its receipt of each payment from or on behalf of either Credit Party in respect of any Obligations of such Credit Party, it shall, except as otherwise provided in this Agreement (or to the extent waived by any Bank), distribute such payment to the Banks pro rata based upon their respective
                                     --- ----
shares, if any, of the Obligations with respect to which such payment was received.

          (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligations then owed and due to such Bank bears to the total of such Obligations then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount, provided that if all or any portion of such
                                 --------
excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          12.07  Calculations; Computations.  (a)  The financial statements to
                 --------------------------
be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks), provided that, except as otherwise specifically
                               --------
provided herein, all computations determining compliance with Section 8, including definitions used therein, shall utilize accounting principles and pol-icies in effect at the time of the preparation of, and in conformity with those used to prepare, the historical financial statements delivered to the Banks pursuant to Section 6.09, provided that in the event GAAP shall be modified from
                          --------
that in effect at the time of the preparation of such financial statements, the Borrower shall be entitled to utilize GAAP, as so modified, for purposes of such computations to the extent that (x) the Borrower gives the Banks 30 days' prior written notice of such proposed modification and (y) prior thereto the Borrower and the Majority SMA shall have agreed upon adjustments, if any, to Sections 8.03(e), 8.04(h), 8.05, 8.07, 8.08, 8.09 and 8.10 (and the definitions used therein) the sole purpose of which shall be to give effect to such proposed change (it being understood and agreed that to the extent that the Borrower and the Majority SMA cannot agree on appropriate adjustments to such Sections (or that no adjustments are necessary), the proposed change may not be effected), and provided further, (i) that if at any time the computations determining
    ----------------
compliance with Section 8 utilize accounting principles different from those utilized in the financial statements furnished to the Banks, such financial statements shall be accompanied by reconciliation work-sheets and (ii) in the event that the Indebtedness and related receivables under the Hanover Facility or under any Replacement Receivables Facility are no longer given off-balance sheet treatment, any such Indebtedness, the interest expense or discount thereon and related receivables under the Hanover Facility or any Replacement Receivables Facility shall continue to receive off-balance sheet treatment for purposes of determining compliance with Section 8.

          (b) All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

          12.08  Governing Law; Submission to Jurisdiction; Venue.  (a)  THIS
                 ------------------------------------------------
AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the respective Credit Party at its address for notices pursuant to
Section 12.03, such service to become effective 30 days after such mailing.
Each Credit Party hereby irrevocably appoints Nabisco International, Inc., located at 345 Park Avenue, New York, New York 10154 as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of any Senior Managing Agent or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against either Credit Party in any other jurisdiction.

          (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in the preceding clause (a) and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          12.09  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Holdings and the Payments Administrator.

          12.10  Headings Descriptive.  The headings of the several sections and
                 --------------------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          12.11  Amendment or Waiver.  Except for deemed amendments provided for
                 -------------------
in Section 9.04, neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Required Banks, provided that (x) no such change, waiver, discharge or
                --------
termination shall, without the consent of each Bank (other than a Defaulting
Bank) with Obligations being directly affected thereby, (i) extend the scheduled final maturity of any Loan or Note, or any portion thereof, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees or reduce the principal amount thereof, or increase the Commitment of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of the Commitment of any Bank), (ii) release the Guaranty, (iii) amend, modify or waive any provision of this Section, or Section 1.11, 1.12, 3.04, 9.01, 11.07, 12.01, 12.02, 12.04, 12.06,
12.07(b) or 12.14, (iv) reduce any percentage specified in, or otherwise modify, the definition of Required Banks or (v) consent to the assignment or transfer by either Credit Party of any of its rights and obligations under this Agreement; and (y) the financial covenants set forth in Sections 8.03(e), 8.04(h), 8.05, 8.07, 8.08, 8.09 and 8.10 (and the defined terms used therein) may be adjusted with the consent of Holdings, the Borrower and the Majority SMA to the extent provided in Sections 7.09 and 12.07(a). No provision of Section 11 may be amended or modified without the consent of any Senior Managing Agent adversely affected thereby.

          12.12  Survival.  All indemnities set forth herein including, without
                 --------
limitation, in Section 1.11, 1.12, 3.04, 11.07 or 12.01 shall survive the execution and delivery of this Agreement and the making of the Loans, the repayment of the Obligations and the termination of the Total Commitment.

          12.13  Domicile of Loans.  Subject to Section 12.04, each Bank may
                 -----------------
transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Bank, provided that the Borrower shall not be
                                      --------
responsible for costs arising under Section 1.11, 1.12 or 3.04 resulting from any such transfer (other than a transfer pursuant to Section 1.13) to the extent not otherwise applicable to such Bank prior to such transfer.

          12.14  Confidentiality.  Subject to Section 12.04, each Bank shall
                 ---------------
hold all non-public information furnished by or on behalf of Holdings or the Borrower in connection with such Bank's evaluation of whether to become a Bank hereunder or obtained pursuant to the requirements of this Agreement, which has been identified as such by Holdings ("Confidential Information"), in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by any bona fide transferee or participant (which shall be an Eligible Transferee) in connection with the contemplated transfer of any Loans or participations therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process or to such Bank's attorneys, affiliates or independent auditors, provided that, unless specifically prohibited by applicable law or court order,
--------
each Bank shall notify Holdings of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information, and provided further, that in no event shall any Bank be obligated
                 ----------------
or required to return any materials furnished by Holdings or any Subsidiary. Each Bank agrees that it will not provide to prospective assignees, transferees or participants any of the Confidential Information unless such Person has executed a Confidentiality Agreement in the form of Exhibit D.

          12.15  Waiver of Jury Trial.  Each of the parties to this Agreement
                 --------------------
hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the other Credit Documents or the transactions contemplated hereby or thereby.

          SECTION 13.  Guaranty.
                       --------

          13.01  The Guaranty.  In order to induce the Banks to enter into this
                 ------------
Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantor from the proceeds of the Loans, the Guarantor hereby agrees with the Banks as follows: the Guarantor hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to the Banks. If any or all of the indebtedness of the Borrower to the Banks becomes due and payable hereunder, the Guarantor unconditionally promises to pay such indebtedness to the Banks, or order, on demand, together with any and all expenses which may be incurred by the Senior Managing Agents or the Banks in collecting any of the indebtedness. The word "indebtedness" is used in this
Section 13 in its most
comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement and any other Credit Document, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

          13.02  Bankruptcy.  Additionally, the Guarantor unconditionally and
                 ----------
irrevocably guarantees the payment of any and all indebtedness of the Borrower to the Banks whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05, and unconditionally promises to pay such indebtedness to the Banks, or order, on demand, in lawful money of the United States.

          13.03  Nature of Liability.  The liability of the Guarantor hereunder
                 -------------------
is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by the Guarantor, any other guarantor or by any other party, and the liability of the Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Senior Managing Agents or the Banks on the indebtedness which the Senior Managing Agents or such Banks repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

          13.04  Independent Obligation.  The obligations of the Guarantor
                 ----------------------
hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other guarantor or the Borrower be joined in any such action or actions. The Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Guarantor.

          13.05  Authorization.  The Guarantor authorizes the Senior Managing
                 -------------
Agents and the Banks without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the indebtedness or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this guaranty or the indebtedness and exchange, enforce, waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Senior Managing Agents and the Banks in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

          13.06  Reliance.  It is not necessary for the Senior Managing Agents
                 --------
or the Banks to inquire into the capacity or powers of the Borrower or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          13.07  Subordination.  Any indebtedness of the Borrower now or
                 -------------
hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Borrower to the Senior Managing Agents and the Banks; and such indebtedness of the Borrower to the Guarantor, if any Senior Managing Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by the Guarantor as trustee for the Banks and be paid over to the Banks on account of the indebtedness of the Borrower to the Banks, but without affecting or impairing in any manner the liability of the Guarantor under the other provisions of this Guaranty. Prior to the transfer by the Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to the Guarantor, the Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

          13.08  Waiver.  (a)  The Guarantor waives any right (except as shall
                 ------
be required by applicable statute and cannot be waived) to require the Senior Managing Agents or the Banks to (a) proceed against the Borrower, any other guarantor or any other party, (b) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (c) pursue any other remedy in the Senior Managing Agents' or the Banks' power whatsoever. The Guarantor waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the indebtedness, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness. The Senior Managing Agents and the Banks may, at their election, foreclose on any security held by the Senior Managing Agents or the Banks by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Senior Managing Agents and the Banks may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the indebtedness has been paid. The Guarantor waives any defense arising out of any such election by the Senior Managing Agents and the Banks, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other party or any security. Until all indebtedness of the Borrower to the Banks shall have been paid in full, the Guarantor shall not have any right of subrogation, and waives any right to enforce any remedy which the Senior Managing Agents and the Banks now have or may hereafter have against the Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Senior Managing Agents and the Banks.

          (b) The Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which the Guarantor assumes and incurs hereunder, and agrees that the Senior Managing Agents and the Banks shall have no duty to advise the Guarantor of information known to them regarding such cir-cumstances or risks.

          13.09  Limitation on Enforcement.  The Banks agree that this Guaranty
                 -------------------------
may be enforced only by the action of a Senior Managing Agent acting upon the instructions of the Required Banks and that no Bank shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by each Senior Managing Agent for the benefit of the Banks upon the terms of this Agreement.

                             *          *          *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

Address:
--------

  Parsippany Plaza I               NABISCO HOLDINGS CORP.
  7 Campus Drive
  P.O. Box 311
  Parsippany, NJ 07054-0311        By /s/ Frank Suozzi
  Attention: Frank Suozzi             -----------------------------------
  Telephone: (201) 682-7300           Title: Vice President & Treasurer
  Telecopy: (201) 539-9150



  Parsippany Plaza I               NABISCO, INC.
  7 Campus Drive
  P.O. Box 311
  Parsippany, NJ 07054-0311        By /s/ Frank Suozzi
  Attention: Frank Suozzi             -----------------------------------
  Telephone: (201) 682-7300           Title:  Vice President & Treasurer
  Telecopy: (201) 539-9150

                                       SENIOR MANAGING AGENTS

                                       BANKERS TRUST COMPANY


                                       By  /s/ Mary Kay Coyle
                                         ----------------------------------
                                         Title:  Managing Director



                                       THE CHASE MANHATTAN BANK, N.A.


                                       By  /s/ Patricia B. Bril
                                         ----------------------------------
                                         Title:  Managing Director



                                       CHEMICAL BANK


                                       By  /s/ Robert Gaynor
                                         ----------------------------------
                                         Title:  Vice President



                                       CITIBANK, N.A.


                                       By  /s/ Steven R. Victorin
                                          ----------------------------------
                                          Title:  Attorney in Fact



                                       THE FUJI BANK LIMITED


                                       By  /s/ Katsunori Nozawa
                                         -----------------------------------
                                         Title:  Vice President & Manager

                                       MANAGING AGENTS

                                       ABN AMRO BANK N.V.
                                         NEW YORK BRANCH


                                       By /s/ Frances Logan
                                         ---------------------------------
                                         Title:  Vice President


                                       By /s/ Janet T. Marple
                                         ---------------------------------
                                         Title:  Assistant Vice President



                                       BANK OF AMERICA NT & SA


                                       By /s/ David Noda
                                         ---------------------------------
                                         Title:  Vice President



                                       THE BANK OF NEW YORK


                                       By /s/ Russell Gorman
                                         ---------------------------------
                                         Title:  Vice President



                                       THE BANK OF NOVA SCOTIA


                                       By /s/ Terry K. Fryett
                                         ---------------------------------
                                         Title:  Authorized Signatory



                                       BANQUE PARIBAS


                                       By /s/ Mary T. Finnegan
                                         ---------------------------------
                                         Title:  Group Vice President


                                       By /s/ John J. McCormick III
                                         ---------------------------------
                                         Title:  Assistant Vice President

                                       CIBC, INC.


                                       By /s/ Judy Domkowski
                                         ---------------------------------
                                          Title:  Authorized Signatory



                                       CREDIT LYONNAIS - CAYMAN
                                         ISLAND BRANCH


                                       By /s/ Mark Campellone
                                         ---------------------------------
                                          Title:  Authorized Signature



                                       CREDIT LYONNAIS - NEW YORK
                                         BRANCH


                                       By /s/ Mark Campellone
                                         ---------------------------------
                                         Title:  Vice President



                                       THE DAI-ICHI KANGYO BANK,
                                         LIMITED, NEW YORK BRANCH


                                       By  /s/ Bertram H. Tang
                                         ---------------------------------
                                         Title:  Assistant Vice President



                                       DEUTSCHE BANK AG, NEW YORK
                                         BRANCH AND/OR CAYMAN ISLANDS
                                         BRANCHES


                                       By  /s/ Robert M. Wood, Jr.
                                         ---------------------------------
                                         Title:  Vice President


                                       By  /s/ James Fox
                                         ---------------------------------
                                         Title:  Assistant Vice President

                                       THE INDUSTRIAL BANK OF
                                         JAPAN, LIMITED - NEW YORK BRANCH


                                       By /s/ Junri Oda
                                         ---------------------------------
                                         Title:  Senior Vice President
                                                  & Senior Manager



                                       MIDLAND BANK PLC


                                       By /s/ Mark J. Rakov
                                         ---------------------------------
                                         Title:  Authorized Signatory



                                       THE MITSUBISHI BANK, LIMITED-NEW
                                         YORK BRANCH


                                       By /s/ Paula Mueller
                                         ---------------------------------
                                         Title:  Vice President



                                       MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                       By /s/ Adam J. Silver
                                         ---------------------------------
                                         Title:  Associate



                                       THE SAKURA BANK, LTD.


                                       By /s/ Masahiro Nakajo
                                         ---------------------------------
                                         Title:  Senior Vice President & Manager



                                       THE SANWA BANK LIMITED


                                       By /s/ Yasuhiro Maeda
                                         ---------------------------------
                                         Title:  Vice President & Area Manager

                                       SOCIETE GENERALE


                                       By  /s/ Robert Petersen
                                         ----------------------------------
                                         Title:  Vice President



                                       THE SUMITOMO BANK, LIMITED
                                         NEW YORK BRANCH


                                       By  /s/ Yoshinori Kawamura
                                         ----------------------------------
                                         Title:  Joint General Manager



                                       THE TOKAI BANK, LIMITED


                                       By /s/ Stuart M. Schulman
                                         ----------------------------------
                                         Title:  Senior Vice President



                                       LEAD MANAGERS

                                       BANCA COMMERCIALE ITALIANA
                                         NEW YORK BRANCH


                                       By /s/ Charles Dougherty
                                         ----------------------------------
                                         Title:  Vice President


                                       By /s/ Julia M. Welch
                                         ----------------------------------
                                         Title:  Assistant Vice President



                                       THE BANK OF TOKYO TRUST
                                         COMPANY


                                       By /s/ Michael C. Irwin
                                         ----------------------------------
                                         Title:  Vice President

                                       THE LTCB TRUST COMPANY


                                       By  /s/ Rene O. LeBlanc
                                         -----------------------------------
                                         Title:  Senior Vice President



                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION


                                       By  /s/ Patricia Loret de Mola
                                         -----------------------------------
                                         Title:  Senior Vice President



                                       THE MITSUI TRUST AND BANKING
                                         COMPANY, LIMITED - NEW YORK
                                         BRANCH


                                       By  /s/ Gerard Machado
                                         ------------------------------------
                                         Title:  Vice President & Manager



                                       NATIONSBANK, N.A.


                                       By  /s/ James T. Gilland
                                         ------------------------------------
                                         Title:  Senior Vice President



                                       ROYAL BANK OF CANADA


                                       By  /s/ David A. Barsalou
                                         -------------------------------------
                                         Title:  Senior Manager



                                       WACHOVIA BANK OF GEORGIA, N.A.


                                       By  /s/ Samuel P. Moss
                                         -------------------------------------
                                         Title:  Senior Vice President

                                       MANAGERS

                                       BAYERISCHE VEREINSBANK AG
                                         NEW YORK BRANCH


                                       By  /s/ Marianne Weinzinger
                                         --------------------------------------
                                         Title:  Vice President



                                       By  /s/ Walter H. Eckmeier
                                         --------------------------------------
                                         Title:  Vice President



                                       CREDIT SUISSE


                                       By  /s/ Edward E. Barr
                                         --------------------------------------
                                         Title:  Associate


                                       By  /s/ Michael C. Mast
                                         --------------------------------------
                                         Title:  Member of Senior Management



                                       WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK BRANCH


                                       By  /s/ Alan S. Bookspan
                                         --------------------------------------
                                         Title:  Vice President


                                       By  /s/ Robert G. Carino
                                         --------------------------------------
                                         Title:  Vice President



                                       YASUDA TRUST & BANKING
                                         COMPANY, LIMITED


                                       By  /s/ Rohn M. Laudenschlager
                                         --------------------------------------
                                         Title:  Senior Vice President

                                       CO-MANAGERS

                                       ASAHI BANK


                                       By  /s/ Tomohiko Kareko
                                         --------------------------------------
                                         Title:  Senior Deputy General Manager



                                       COOPERATIEVE CENTRALE
                                         RAIFFEISEN-BOERENLEENBANK B.A.,
                                         "RABOBANK NEDERLAND"


                                       By  /s/ Dana W. Hemenway
                                         --------------------------------------
                                         Title:  Vice President


                                       By  /s/ Ian Reece
                                         --------------------------------------
                                         Title:  Vice President & Manager



                                       TORONTO DOMINION (NEW YORK), INC.


                                       By  /s/ Reg Waylen
                                         --------------------------------------
                                         Title:  Director



                                       UNION BANK OF SWITZERLAND
                                         NEW YORK BRANCH


                                       By  /s/ Peter B. Yearley
                                         --------------------------------------
                                         Title:  Vice President


                                       By  /s/ James P. Kelleher
                                         --------------------------------------
                                         Title:  Assistant Vice President



                                       OTHER BANKS

                                       ARAB BANK PLC - GRAND CAYMAN
                                         BRANCH


                                       By  /s/ Peter Boyadjian
                                         --------------------------------------
                                         Title:  Senior Vice President

                                       BANCA CASSA DI RISPARMIO DI
                                         TORINO S.P.A.


                                       By  /s/ J. Slade Carter, Jr.
                                         --------------------------------------
                                         Title:  Vice President


                                       By  /s/ Robert P. DeSantes
                                         --------------------------------------
                                         Title:  Vice President & Head of
                                                  Corporate Banking



                                       BANCA DI ROMA S.P.A.


                                       By  /s/ Ralph L. Riehle
                                         --------------------------------------
                                         Title:  First Vice President


                                       By  /s/ Luca Balestra
                                         --------------------------------------
                                         Title:  Assistant Vice President



                                       BANCO CENTRAL HISPANOAMERICANO,
                                         S.A.


                                       By  /s/ Francisco Alcon
                                         --------------------------------------
                                         Title:  Executive Vice President &
                                                  General Manager



                                       BAYERISCHE LANDESBANK GIROZENTRALE


                                       By  /s/ Bert yon Stuelpnagel
                                         --------------------------------------
                                         Title:  Executive Vice President &
                                                  Manager


                                       By  /s/ Peter Obermann
                                         --------------------------------------
                                         Title:  Senior Vice President

                                       FIRST FIDELITY BANK,
                                         NATIONAL ASSOCIATION


                                       By  /s/ Grace Vallacchi
                                         --------------------------------------
                                         Title:  Vice President



                                       ISTITUTO BANCARIO SAN PAOLO
                                         DI TORINO S.P.A.


                                       By  /s/ Robert S. Wurster
                                         --------------------------------------
                                         Title:  First Vice President


                                       By  /s/ Wendell Jones
                                         --------------------------------------
                                         Title:  Vice President



                                       KREDIETBANK N.V.


                                       By  /s/ Armen Karozichian
                                         --------------------------------------
                                         Title:  Vice President


                                       By  /s/ Robert Snauffer
                                         --------------------------------------
                                         Title:  Vice President



                                       NORDDEUTSCHE LANDESBANK
                                         GIROZENTRALE, NEW YORK BRANCH
                                         AND/OR CAYMAN ISLANDS BRANCH


                                       By  /s/ Stephen K. Hunter
                                         --------------------------------------
                                         Title:  Senior Vice President


                                       By /s/ Stephanie Hoevermann
                                         --------------------------------------
                                         Title:  Vice President



                                       THE NORINCHUKIN BANK


                                       By  /s/ Kenichi Yoshikubo
                                         --------------------------------------
                                         Title:  Joint General Manager

                                       THE NORTHERN TRUST COMPANY


                                       By  /s/ Lawson E. Whiting
                                         --------------------------------------
                                         Title:  Commercial Banking Officer



                                       THE ROYAL BANK OF SCOTLAND PLC


                                       By  /s/ David Dougan
                                         --------------------------------------
                                         Title:  Vice President



                                       SWISS BANK CORPORATION
                                         NEW YORK BRANCH


                                       By  /s/ William S. Lutkins
                                         --------------------------------------
                                         Title:  Associate Director Credit Risk
                                                  Management


                                       By  /s/ H. Clark Worthley
                                         --------------------------------------
                                         Title:  Associate Director



                                       THE TOYO TRUST & BANKING CO.,
                                        LTD. - NEW YORK BRANCH


                                       By  /s/ Hiroyuki Fukuro
                                         --------------------------------------
                                         Title:  Vice President



                                       VIA BANQUE


                                       By  /s/ Jean-Louis Simon
                                         --------------------------------------
                                         Title:  DGA


                                       By  /s/ Frederic Fournier
                                         --------------------------------------
                                         Title:  S.S. Directeur

                                       THE CHUO TRUST & BANKING CO.,
                                        LTD. - NEW YORK AGENCY


                                       By  /s/ Kunio Kimura
                                         --------------------------------------
                                         Title:  Deputy General Manager



                                       CREDITO ITALIANO, S.P.A.


                                       By  /s/ Harmon P. Butler
                                         --------------------------------------
                                         Title:  First Vice President


                                       By  /s/ Saiyed A. Abbas
                                         --------------------------------------
                                         Title:  Assistant Vice President



                                       GULF INTERNATIONAL BANK B.S.C.


                                       By  /s/ Haytham F. Khalil
                                         --------------------------------------
                                         Title:  Assistant Vice President


                                       By  /s/ Abdel-Fattah Tahoun
                                         --------------------------------------
                                         Title:  Senior Vice President



                                       THE NIPPON CREDIT BANK, LTD.


                                       By  /s/ Hideaki Mori
                                         --------------------------------------
                                         Title:  Vice President & Manager



                                       STANDARD CHARTERED BANK


                                       By  /s/ Brian S. Taylor
                                         --------------------------------------
                                         Title:  Assistant Vice President



                                       UNITED STATES NATIONAL BANK OF
                                         OREGON


                                       By  /s/ Douglas A. Rich
                                         --------------------------------------
                                         Title:  Vice President

                                       SUMITOMO BANK OF CALIFORNIA


                                       By  /s/ Shuji Ito
                                         ----------------------------------
                                         Title:  Vice President & Assistant
                                                  Division Manager

                                                                         ANNEX I


                           LIST OF BANKS AND COMMITMENTS


   Bank                                                               Commitment

   Senior Managing Agents
   ----------------------

   Bankers Trust Company                                           46,242,857.14

   The Chase Manhattan Bank, N.A.                                  50,528,571.43

   Chemical Bank                                                   50,528,571.43

   Citibank, N.A.                                                  45,171,428.59

   The Fuji Bank, Limited                                          50,528,571.43


   Managing Agents
   ---------------

   ABN AMRO Bank N.V.                                              37,875,000.00
        New York Branch

   Bank of America NT & SA                                         37,875,000.00

   The Bank of New York                                            37,875,000.00

   The Bank of Nova Scotia                                         37,875,000.00

   Banque Paribas                                                  37,875,000.00

   CIBC, Inc.                                                      37,875,000.00

   Credit Lyonnais,                                                37,875,000.00
           New York Branch and
           Cayman Island Branch

   Dai-Ichi Kangyo Bank, Limted,                                   37,875,000.00
           New York Branch

   Deutsche Bank AG,                                               37,875,000.00
           New York Branch and/or
           Cayman Islands Branches

                                                                         ANNEX I
                                                                          Page 2





   The Industrial Bank of Japan, Limited                           41,687,717.77
          New York Branch

   Midland Bank PLC                                                37,875,000.00

   The Mitsubishi Bank, Limited,                                   37,875,000.00
          New York Branch

   Morgan Guaranty Trust Company                                   37,875,000.00
          of New York

   The Sakura Bank, Ltd.                                           37,875,000.00

   The Sanwa Bank Limited                                          37,875,000.00

   Societe Generale                                                37,875,000.00

   The Sumitomo Bank, Limited                                      43,232,142.86
         New York Branch

   The Tokai Bank, Limited                                         37,875,000.00


   Lead Managers
   -------------

   Banca Commerciale Italiana,                                     27,053,571.43
          New York Branch

   Bank of Tokyo Trust Company                                     27,053,571.43

   LTCB Trust Company                                              27,053,571.43

   The Mitsubishi Trust and Banking                                27,053,571.43
          Corporation

   The Mitsui Trust and Banking                                    27,053,571.43
          Company, Limited - New York Branch

   NationsBank, N.A.                                               27,053,571.43

                                                                         ANNEX I
                                                                          Page 3





   Royal Bank of Canada                                            27,053,571.43

   Wachovia Bank of Georgia, N.A.                                  24,910,714.29


   Managers
   --------

   Bayerische Vereinsbank AG,                                      21,428,571.43
           New York Branch

   Credit Suisse                                                   21,428,571.43

   Westdeutsche Landesbank Girozentrale,                           21,428,571.43
         New York Branch

   Yasuda Trust and Banking                                        21,428,571.43
          Company, Limited


   Co-Managers
   -----------

   Asahi Bank                                                      16,071,428.57

   Cooperatieve Centrale Raiffeisen-Boerenleenbank                 16,071,428.57
          B.A., "Rabobank Nederland"

   Toronto Dominion (New York), Inc.                               20,241,413.64

   Union Bank of Switzerland                                       16,071,428.57
          New York Branch


   Other
   -----

   Arab Bank PLC-Grand Cayman Branch                               10,714,285.71

   Banca Cassa di Risparmio                                        10,714,285.71
          di Torino S.p.A.

   Banca di Roma S.p.A.                                            10,714,285.71

                                                                         ANNEX I
                                                                          Page 4





   Banco Central Hispanoamericano S.A.                             10,714,285.71

   Bayerische Landesbank Girozentrale                              10,714,285.71

   First Fidelity Bank,                                            10,714,285.71
           National Association

   Istituto Bancario San Paolo                                     12,064,459.93
           di Torino S.p.A.

   Kredietbank, N.V.                                               10,714,285.71

   Norddeutsche Landesbank Girozentrale,                           10,714,285.71
           New York Branch and/or
           Cayman Islands Branch

   The Norinchukin Bank                                            16,274,265.80

   The Northern Trust Company                                      10,714,285.71

   Royal Bank of Scotland PLC                                      10,714,285.71

   Swiss Bank Corporation,                                         10,714,285.71
           New York Branch

   The Toyo Trust & Banking Co., Ltd.,                             10,714,285.71
           New York Branch

   Via Banque                                                       6,428,571.43

   The Chuo Trust & Banking Co., Ltd.,                              5,357,142.86
           New York Agency

   Credito Italiano S.p.A.                                          5,357,142.86

   Gulf International Bank B.S.C.                                   5,357,142.86

   The Nippon Credit Bank, Ltd.                                     5,357,142.86

   Standard Chartered Bank                                          5,357,142.86

                                                                         ANNEX I
                                                                          Page 5





   United States National                                           5,357,142.86
          Bank of Oregon

   Sumitomo Bank of California                                      2,142,857.14

                                                                        ANNEX II




                                  BANK ADDRESSES


   Senior Managing Agents
   ----------------------


   BANKERS TRUST COMPANY
   130 Liberty Street
   1 Bankers Trust Plaza, 33rd Floor
   New York, NY  10006
   Attn.:    Ms. Mary Kay Coyle
   Tel: (212) 250-9094
   Fax: (212) 250-7218

   THE CHASE MANHATTAN BANK, N.A.
   One Chase Plaza, 5th Floor
   New York, NY  10081
   Attn.:    Ms. Patricia Bril
   Tel: (212) 552-6233
   Fax: (212) 552-1457

   CHEMICAL BANK
   270 Park Avenue, 9th Floor
   New York, NY  10017
   Attn.:    Ms. Nancy Mistretta
   Tel: (212) 270-4732
   Fax: (212) 270-6041

   CITIBANK, N.A.
   399 Park Avenue
   New York, NY  10043
   Attn.:    Ms. Jolie Eisner
   Tel: (212) 559-3498
   Fax: (212) 793-7712

   THE FUJI BANK, LIMITED
   New York Branch
   Two World Trade Center, 79th Floor
   New York, NY  10048
   Attn.:    Mr. Vincent Ingato
   Tel: (212) 898-2051
   Fax: (212) 912-0516

                                                                        ANNEX II
                                                                          Page 2



   Managing Agents
   ---------------


   ABN AMRO BANK N.V.
   New York Branch
   500 Park Avenue
   New York, NY  10022
   Attn.:  Mr. Thomas T. Rogers
   Tel: (212) 446-4122
   Fax: (212) 832-7129

   BANK OF AMERICA NT & SA
   335 Madison Avenue, 5th floor
   New York, New York 10017
   Attn.:    Mr. David Noda
   Tel: (212) 503-7948
   Fax: (212) 503-7771

   THE BANK OF NEW YORK
   One Wall Street, 22nd Floor
   New York, NY  10286
   Attn.:  Mr. Vincent P. O'Leary
   Tel: (212) 635-6801
   Fax: (212) 635-6999

   THE BANK OF NOVA SCOTIA
   One Liberty Plaza, 26th Floor
   New York, NY  10006
   Attn.:    Mr. Terry K. Fryett
   Tel: (212) 225-5035
   Fax: (212) 225-5090

   BANQUE PARIBAS
   787 Seventh Avenue, 37th Floor
   New York, NY  10019
   Attn.:    Mr. Stanley P. Berkman
   Tel: (212) 841-2247
   Fax: (212) 841-2333

                                                                        ANNEX II
                                                                          Page 3




   CIBC, INC.
   425 Lexington Avenue, 6th Floor
   New York, NY  10017
   Attn.:  Ms. Judy Domkowski
   Tel: (212) 856-3509
   Fax: (212) 856-3991

   CREDIT LYONNAIS
   New York Branch and Cayman Island Branch
   1301 Avenue of the Americas
   New York, NY  10019
   Attn.:    Ms. Andrea Griffis
   Tel: (212) 261-7325
   Fax: (212) 459-3179

   THE DAI-ICHI KANGYO BANK, LIMITED
   New York Branch
   One World Trade Center, 48th Floor
   New York, NY  10048
   Attn.:  Mr. Timothy White
   Tel: (212) 432-6629
   Fax: (212) 524-0579

   DEUTSCHE BANK AG
   New York Branch and/or
   Cayman Islands Branches
   31 West 52nd Street
   New York, NY  10019
   Attn.:    Mr. Robert B. Landis
   Tel: (212) 474-8214
   Fax: (212) 474-8212

   THE INDUSTRIAL BANK OF JAPAN, LIMITED
   New York Branch
   245 Park Avenue
   New York, NY  10167-0037
   Attn.:    Mr. Mikihide Katsumata
   Tel: (212) 309-6452
   Fax: (212) 682-2870

                                                                        ANNEX II
                                                                          Page 4




   MIDLAND BANK PLC
   140 Broadway, 4th Floor
   New York, NY  10005
   Attn.:    Mr. Mark Rakov
   Tel: (212) 658-5113
   Fax: (212) 658-5109

   THE MITSUBISHI BANK, LIMITED
   New York Branch
   Two World Financial Center
   225 Liberty Street
   New York, NY  10281
   Attn.:    Mr. J. Bruce Meredith
   Tel: (212) 667-2883
   Fax: (212) 667-3562

   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
   60 Wall Street, 22nd Floor
   New York, NY  10260
   Attn.:    Ms. Deborah Brodheim
   Tel: (212) 648-8063
   Fax: (212) 648-5018

   THE SAKURA BANK, LTD.
   277 Park Avenue, 45th Floor
   New York, NY  10172
   Attn.:    Mr. Stephen A. Santora
   Tel: (212) 756-6813
   Fax: (212) 888-7651

   THE SANWA BANK LIMITED
   55 East 52nd Street
   New York, NY  10055
   Attn.:    Mr. Stephen C. Small
   Tel: (212) 339-6201
   Fax: (212) 754-1304

   SOCIETE GENERALE
   1221 Avenue of the Americas
   New York, NY  10020
   Attn.:    Ms. Jan Wertlieb
   Tel: (212) 278-6881
   Fax: (212) 278-7430

                                                                        ANNEX II
                                                                          Page 5




   THE SUMITOMO BANK, LIMITED
   New York Branch
   277 Park Avenue
   New York, NY  10172
   Attn.:    Mr. Harry Oashi
   Tel: (212) 224-4130
   Fax: (212) 224-5188

   THE TOKAI BANK, LIMITED
   55 East 52nd Street
   New York, NY  10055
   Attn.:    Mr. Stuart M. Schulman
   Tel: (212) 339-1117
   Fax: (212) 754-2170


   Lead Managers
   -------------


   BANCA COMMERCIALE ITALIANA
   New York Branch
   One William Street
   New York, NY  10004
   Attn.:  Mr. Charles Dougherty
   Tel: (212) 607-3656
   Fax: (212) 809-2124

   THE BANK OF TOKYO TRUST COMPANY
   1251 Avenue of the Americas
   New York, NY  10116-3138
   Attn.:    Mr. Michael C. Irwin
   Tel: (212) 782-4316
   Fax: (212) 782-6445

   LTCB TRUST COMPANY
   165 Broadway
   New York, NY  10006
   Attn.:    Mr. Rene LeBlanc
   Tel: (212) 335-4591
   Fax: (212) 608-2371

                                                                        ANNEX II
                                                                          Page 6



   THE MITSUBISHI TRUST AND BANKING CORPORATION
   520 Madison Avenue
   25th Floor
   New York, NY  10022
   Attn.:  Ms. Bea Kossodo
   Tel: (212) 891-8363
   Fax: (212) 593-4691

   THE MITSUI TRUST AND BANKING COMPANY, LIMITED
   New York Branch
   One World Financial Center
   21st Floor
   200 Liberty Street
   New York, NY  10281
   Attn.:    Mr. Garard Machado
   Tel: (212) 341-0369
   Fax: (212) 945-4170 or 4171

   NATIONSBANK, N.A.
   767 Fifth Avenue
   23rd Floor
   New York, NY  10153
   Attn.:    Mr. James T. Gilland
   Tel: (212) 407-5330
   Fax: (212) 751-6909

   ROYAL BANK OF CANADA
   Financial Square, 24th Floor
   New York, NY  10005-3531
   Attn.:    Mr. David A. Barsalou
   Tel: (212) 428-6418
   Fax: (212) 428-6459

   WACHOVIA BANK OF GEORGIA, N.A.
   191 Peachtree Street N.E. MC370
   Atlanta, GA  30303
   Attn.:    Ms. Jane C. Deaver
   Tel: (404) 332-5219
   Fax: (404) 332-6898

                                                                        ANNEX II
                                                                          Page 7



   Managers
   --------


   BAYERISCHE VEREINSBANK AG
   New York Branch
   335 Madison Avenue, 19th Floor
   New York, NY  10017
   Attn.:    Ms. Marianne Weinzinger
   Tel: (212) 210-0352
   Fax: (212) 880-9724

   CREDIT SUISSE
   12 East 49th Street
   Corporate Banking Tower 49
   New York, NY  10017
   Attn.:    Mr. Edward E. Barr
   Tel: (212) 238-5415
   Fax: (212) 238-5439

   WESTDEUTSCHE LANDESBANK GIROZENTRALE
   New York Branch
   1211 Avenue of the Americas
   23rd Floor
   New York, NY  10036
   Attn.:    Mr. Alan Bookspan
   Tel: (212) 852-6023
   Fax: (212) 852-6307

   YASUDA TRUST AND BANKING COMPANY, LIMITED
   666 Fifth Avenue
   Suite 801
   New York, NY  10103
   Attn.:    Mr. Neil T. Chau
   Tel: (212) 373-5711
   Fax: (212) 373-5796

                                                                        ANNEX II
                                                                          Page 8



   Co-Managers
   -----------


   ASAHI BANK
   One World Trade Center
   Suite 6011
   New York, NY  10048
   Attn.:    Mr. Doug Price
   Tel: (212) 912-7037
   Fax: (212) 432-1135

   COOPERATIEVE CENTRALE RAIFFEISEN-
     BOERENLEENBANK "RABOBANK NEDERLAND"
   245 Park Avenue
   36th Floor
   New York, NY  10167
   Attn.:    Mr. Johannes Breukhoven
   Tel: (212) 916-7886
   Fax: (212) 916-7837

   TORONTO DOMINION (NEW YORK), INC.
   31 West 52nd Street
   New York, NY  10019-6101
   Attn.:    Mr. W. Reg Waylen
   Tel: (212) 468-0564
   Fax: (212) 262-1926

   UNION BANK OF SWITZERLAND
   New York Branch
   299 Park Avenue
   New York, NY  10171
   Attn.:    Mr. Peter Yearley
   Tel: (212) 821-3339
   Fax: (212) 821-3383

                                                                        ANNEX II
                                                                          Page 9




   Other Banks
   -----------


   ARAB BANK PLC,
   Grand Cayman Branch
   520 Madison Avenue, 2nd Floor
   New York, NY  10022-4237
   Attn.:  Mr. Peter Boyadjian
   Tel: (212) 715-9702
   Fax: (212) 593-4632

   BANCA CASSA DI RISPARMIO DI TORINO S.P.A.
   500 Park Avenue
   New York, NY  10022
   Attn.:    J. Slade Carter
   Tel: (212) 980-4862
   Fax: (212) 980-0809

   BANCA DI ROMA S.P.A.
   34 East 51st Street
   New York, NY  10022
   Attn.:    Mr. Ralph L. Riehle
   Tel: (212) 407-1772
   Fax: (212) 407-1740

   BANCO CENTRAL HISPANOAMERICANO, S.A
   245 Park Avenue
   New York, NY  10176
   Attn.:    Mr. John Estruch
   Tel: (212) 557-8370
   Fax: (212) 557-8349

   BAYERISCHE LANDESBANK GIROZENTRALE
   560 Lexington Avenue
   New York, NY  10022
   Attn.:    Ms. Joanne Cicino
   Tel: (212) 310-9834
   Fax: (212) 310-9868

                                                                        ANNEX II
                                                                         Page 10



   FIRST FIDELITY BANK, NATIONAL ASSOCIATION
   550 Broad Street - 5th Floor
   Newark, NJ  07102
   Attn.:    Ms. Grace Vallacchi
   Tel: (201) 565-3381
   Fax: (201) 565-6681

   ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.
   245 Park Avenue - 35th Floor
   New York, NY  10167
   Attn.:    Mr. Wendell Jones
   Tel: (212) 692-3140
   Fax: (212) 599-5303

   KREDIETBANK N.V.
   125 West 55th Street
   10th Floor
   New York, NY 10019
   Attn.:    Ms. Diane Grimmig
   Tel: (212) 541-0600
   Fax: (212) 956-5580

   NORDDEUTSCHE LANDESBANK GIROZENTRALE
   New York Branch and/or
   Cayman Islands Branch
   1270 Avenue of the Americas
   New York, NY  10020
   Attn.:    Ms. Stephanie Hoevermann
   Tel: (212) 332-8606
   Fax: (212) 332-8660

   THE NORINCHUKIN BANK
   New York Branch
   245 Park Avenue
   29th Floor
   New York, NY  10167
   Attn.:    Masashi Ishikawa
   Tel: (212) 949-7188
   Fax: (212) 986-9293

                                                                        ANNEX II
                                                                         Page 11




   THE NORTHERN TRUST COMPANY
   50 South LaSalle Streeet (B-11)
   Chicago, IL  60675
   Attn.:    Mr. Michael Bryan
   Tel: (312) 444-3541
   Fax: (312) 444-3508

   THE ROYAL BANK OF SCOTLAND PLC
   Wall Street Plaza
   88 Pine Street, 26th Floor
   New York, NY  10005-1801
   Attn.:    Mr. David Dougan
   Tel: (212) 269-1700
   Fax: (212) 480-0791

   SWISS BANK CORPORATION
   New York Branch
   222 Broadway, 4th Floor
   New York, NY  10038
   Attn.:    Mr. William Lutkins
   Tel: (212) 574-3093
   Fax: (212) 574-4395

   THE TOYO TRUST & BANKING CO., LTD.
   New York Branch
   437 Madison Avenue
   New York, NY  10022
   Attn.:    Mr. Yamauchi
   Tel: (212) 371-3535
   Fax: (212) 371-4963

   VIA BANQUE
   10 Rue Volney
   Paris, France  75022
   Attn.:    Mr. Jean Louis Simon
   Tel: 33-14-926-2626
   Fax: 33-14-926-2926

                                                                        ANNEX II
                                                                         Page 12




   THE CHUO TRUST & BANKING CO., LTD. - NEW YORK AGENCY
   2 World Trade Center
   Suite 8322
   New York, NY  10048
   Attn.:    Mr. Eric Seeley
   Tel: (212) 938-0214
   Fax: (212) 466-1140

   CREDITO ITALIANO S.P.A.
   375 Park Avenue
   New York, NY  10152
   Attn.:    Mr. Saiyed A. Abbas
   Tel: (212) 546-9630
   Fax: (212) 546-9675

   GULF INTERNATIONAL BANK B.S.C.
   380 Madison Avenue
   21st Floor
   New York, NY  10017
   Attn.:    Mr. Haytham F. Khalil
   Tel: (212) 922-2322
   Fax: (212) 922-2339

   THE NIPPON CREDIT BANK, LTD.
   245 Park Avenue, 30th Floor
   New York, NY  10167
   Attn.:    Mr. Yashide Yahiro
   Tel:  (212) 984-1236
   Fax:  (212) 490-3895

   STANDARD CHARTERED BANK
   160 Water Street
   2nd Floor
   New York, NY 10038-4995
   Attn.:    Mr. Brian Taylor
   Tel: (212) 612-0225
   Fax: (212) 612-0242

                                                                        ANNEX II
                                                                         Page 13



   THE UNITED STATES NATIONAL BANK OF OREGON
   555 S.W. Oak Street
   Suite 400 PL-4
   Portland, OR  97204
   Attn.:    Mr. Chris J. Karlin
   Tel: (503) 275-4940
   Fax: (503) 275-4267

   SUMITOMO BANK OF CALIFORNIA
   320 California Street
   San Francisco, CA 94104
   Attn.:    Mr. Shuji Ito
   Tel: (415) 445-8109
   Fax: (415) 421-7813

                                                                   NABISCO
                                                                  ANNEX III


                           MATERIAL SUBSIDIARIES
                           ---------------------


1.  Nabisco Iberis, S. L.

2.  Establecimoemto Modelo Terrabusi SAIC

3.  Nabisco Ltd

4.  Produto alimenticios Fleischmann e Royal Ltds

5.  Nabisco Brands Company

6.  Nabisco Group Ltd.

7. Various intermediate holding companies between the Borrower and the four companies above.

                                                                    NABISCO
                                                                   ANNEX IV


                            CERTAIN LITIGATION
                            -------------------


     As described on page 36 of the Annual Report on Form 10-K of Nabisco Holdings Corp. for the fiscal year ended December 31, 1994 that was filed with the Securities and Exchange Commission.

                                                                                             NABISCO
                                                                                             ANNEX V

                                   EXISTING SUBSIDIARY DEBT
                                   -------------------------
                                        (In Millions)

                                                                                     O/S BAL
                                                                                     12/31/94
                                                                           ------------------
     DOMESTIC DEBT
     -------------
     GUARANTEES OF INDEBTEDNESS
     --------------------------
     J. B. Williams 6% IRB                       02/01/2004                             $4.0
     Julius Wile 8 5/8 IRB                       08/01/2010                              2.7
                                                                           -----------------

     TOTAL DOMESTIC SUBSIDIARY DEBT                                                     $6.7

     TOTAL INTL SUBSIDIARY DEBT            (See attached schedule)                     $80.1
                                                                           -----------------

     INTERCO DEBT: NAB SUBS TO RN          (See attached schedule)                    $337.8
                                                                           -----------------

     TOTAL NABISCO INDEBTEDNESS                                                       $424.6
                                                                           =================

     "Balance as of 3/31/95 may be repaid in consummation of the Refinancings.




     NABISCO INTERNATIONAL CREDIT FACILITIES
     IN MILLIONS (totals may not add exactly due to rounding)
                  13-Apr-95                                         USD EQUIV
                                                                       O/S
     COMPANY NAME                LENDER                       CUR  4th Qtr. 94  FACILITY TYPE
     F & R PERU, S.A.           BANCO DE CREDITO              USD      $1.4     S/T BANK LINE
     F & R PERU, S.A.           CITIBANK                      USD      $3.6     S/T BANK LINE
     FLEISCHMANN ARGENTINA      BANCO ROBERTS                 ARA      $0.1     S/T BANK LINE
     FLEISCHMANN ARGENTINA      BANK OF BOSTON                ARA      $0.3     S/T BANK LINE
     FLEISCHMANN E ROYAL        BANCO DO BRASIL               BCZ      $1.7     S/T BANK LINE
     FLEISCHMANN E ROYAL        BANK OF BOSTON                BCZ      $1.3     CAPITALIZED LEASES
     FLEISCHMANN E ROYAL        BANK OF TOKYO                 BCZ      $1.1     S/T BANK LINE
     FLEISCHMANN E ROYAL        CHEMICAL BANK                 BCZ      $0.4     CAPITALIZED LEASES
     FLEISCHMANN E ROYAL        CITIBANK                      BCZ      $0.3     CAPITALIZED LEASES
     FLEISCHMANN E ROYAL        CITIBANK                      BCZ      $0.7     S/T BANK LINE
     FLEISCHMANN E ROYAL        DEUTSCHE                      BCZ      $0.9     S/T BANK LINE
     FLEISCHMANN E ROYAL        IBM LEASING CO.               BCZ      $2.2     CAPITALIZED LEASES
     FLEISCHMANN E ROYAL        MITSUBISHI BANK               BCZ      $0.3     S/T BANK LINE
     FLEISCHMANN E ROYAL        SUMITOMO BANK                 BCZ      $1.1     S/T BANK LINE
     FLEISCHMANN E ROYAL        UNIBANCO                      BCZ      $3.0     S/T BANK LINE
     FLEISCHMANN E ROYAL        VOTORANTIM                    BCZ      $0.7     S/T BANK LINE
     FLEISCHMANN URUGUAYA       BANK OF BOSTON                UYP      $2.5     S/T BANK LINE
     IRACEMA                    BAMERINDUS                    BCZ      $1.2     S/T BANK LINE
     IRACEMA                    NACIONAL                      BCZ      $1.1     S/T BANK LINE
     LANCE S.A. DE C.V.         BANCO SERFIN                  MEX      $1.5     S/T BANK LINE
     LANCE S.A. DE C.V.         BANK OF AMERICA               USD      $4.5     S/T BANK LINE
     LANDERS Y CIA S.A.         BANCO DE BOGOTA               COP      $0.2     S/T BANK LINE
     LANDERS Y CIA S.A.         BANCO UNION COLOMBIANO        COP      $0.3     S/T BANK LINE
     MEX HOLDINGS II S.A.
       DE C.V.                  DEUTSCHE BANK AG              USD     $21.6     LONG TERM DEBT
     MEX HOLDINGS II S.A.
       DE C.V.                  INVERSIONES WESTMINSTER       MEX      $0.9     S/T BANK LINE
     NABISCO BRANDS, LTD        CANADA UFE ASSURANCE CO.      CAD2     $0.1     LONG TERM DEBT
     NABISCO I. I. ECUADOR      BANCO CONTINENTAL             USD      $0.6     S/T BANK LINE
     NABISCO I. I. ECUADOR      BANCO PICHINCHA               USD      $3.6     S/T BANK UNE
     NABISCO I. I. ECUADOR      BANCO POPULAR                 USD      $2.8     S/T BANK LINE
     PASBINC - TRIN.            ROYAL BANK OF TRIN. & T.      TTD      $0.1     S/T BANK UNE
     TERRABUSI-ARGENTINA        VARIOUS LENDERS               ARA     $20.0     LONG TERM DEBT
     WEST INDIES YEAST CO.      MUTUAL SECURITY BANK LIMITED  JMD      $0.1     LONG TERM DEBT
     CANADA SHORT TERM LINES
     FUNGIBLE SHORT TERM LINES

                                GRAND TOTALS:                         $80.1

                         OFFSHORE NOTES PAYABLE TO RJRN ENTITIES
                         ---------------------------------------
                              (In Millions)


                                                                                                                 MATURITY TOTAL AT
BORROWER                                          ISSUER/LENDER                        FACILITY TYPE             DATE     3/31/95*
__________________________________________________________________________________________________________________________________
Nabisco Argentina SA,                             RJ Reynolds Oversea Finance Co.      Term Intercompany         4/14/96    80.7
Nabisco Investments S.A.                          RJ Reynolds Oversea Finance Co.      Term Intercompany         4/14/96    41.2
Nabisco Espana, S.L.                              RJRT SA                              Term Intercompany         5/25/96    87.2**
Nabisco Espana, S.L.                              RJRT BV                              Revolving intercompany    6/30/95    40.7
Nabisco International S.A.                        RJ Reynolds Oversea Finance Co.      Revolving intercompany    5/27/95    47.0
Produtos Alimenticos Fleischman
(R) Royal Ltda                                    RJ Reynolds Oversea Finance Co.      Medium Term Notes         9/22/01    10.9
Produtos Alimenticos Fleischman
(R) Royal Ltda                                    RJ Reynolds Oversea Finance Co.      Medium Term Note          4/23/97    16.0
Produtos Alimenticos Fleischman
(R) Royal Ltda                                    RJ Reynolds Oversea Finance Co.      Medium Term Notes         12/30/02   12.0
Produtos Alimenticos Fleischman
(R) Royal Ltda                                    RJ Reynolds Oversea Finance Co.      Medium Term Notes         12/30/02    2.1
                                                                                                                          ------


                                                                                                                           337.8
                                                                                                                          ======

* Total includes accrued interest.
**Denominated in Spanish Pesetas.

                                                                  EXHIBIT A
                                                                  ---------




                                FORM OF NOTE
                                ------------


$________________                                        New York, New York
                                                         ____________, 1995


          FOR VALUE RECEIVED, NABISCO, INC., a New Jersey corporation (the "Borrower"), hereby promises to pay to the order of _________________________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Payments Administrator's Office (as defined in the Agreement referred to below) initially located at _______________, New York, New York _____, on the Maturity Date (as defined in the Agreement) the principal sum of _______________ DOLLARS or, if less, the then unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower also promises to pay interest on the unpaid principal amount of each Revolving Loan in like money at said office from the date such Revolving Loan is made until paid at the rates and at the times provided in Section 1.09 of the Agreement referred to below.

          This Note is one of the Notes referred to in the Credit Agreement, dated as of November 3, 1995, among Nabisco Holdings Corp., the Borrower, the financial institutions from time to time party thereto (including the Bank) and Bankers Trust Company, The Chase Manhattan Bank, N.A., Chemical Bank, Citibank, N.A., and The Fuji Bank, Limited, as Senior Managing Agents (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof. This Note is also entitled to the benefits of the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary and mandatory prepayment, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                  EXHIBIT A
                                                                     Page 2



          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                              NABISCO, INC.


                              By_____________________________
                                 Title:

                                                                EXHIBIT B-1
                                                                -----------



              [FORM OF OPINION OF JAMES A. KIRKMAN III, ESQ.]



To:  The Senior Managing Agents and various
     lending institutions (collectively, the
     "Banks") party to the Credit Agreement
     referred to below.

re   Credit Agreement, dated as of November 3, 1995
     (the "Credit Agreement"), among Nabisco
     Holdings Corp. ("Holdings"), Nabisco, Inc.
     (the "Borrower"), the Senior Managing Agents and the Bank
     ----------------------------------------------------------

Ladies and Gentlemen:

          I am General Counsel of Holdings and the Borrower (the "Nabisco Corporations") and in such capacity, I have acted as counsel to the Nabisco Corporations in connection with the Credit Agreement. I or attorneys on my staff or on the legal staffs of Holdings' subsidiaries are familiar with the organization and operations of the Nabisco Corporations and the Material Subsidiaries identified by name on Annex III to the Credit Agreement (collectively, the "Corporations") and, except for federal, state, local and foreign tax matters, their legal affairs are encompassed by my duties as General Counsel for the Nabisco Corporations. This opinion is being delivered to you pursuant to Section 4.04(i) of the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement unless otherwise defined herein.

          I or attorneys on my staff have reviewed the Credit Documents.
In addition, in connection with this opinion, I or attorneys on my staff have examined the originals or certified, conformed or reproduction copies of records, agreements, instruments and other documents, and have made such other investigations, as I have deemed necessary in connection with the opinions expressed herein. For the purposes of this opinion, I or attorneys on my staff have assumed, with your permission, the genuineness of all signatures (other than those of the Corporations) and the authenticity and regularity of all documents examined by me or them and that the parties to the Credit Documents other than the Corporations have the corporate power and authority to enter into and perform each of the Credit Documents and that each of the Credit Documents has been or will be duly authorized, executed and delivered by each such other party.

                                                                EXHIBIT B-1
                                                                     Page 2



          As to questions of fact relevant to this opinion, I have relied upon certificates of officers and representatives of the Corporations or of public officials.

          Based upon and subject to the foregoing, and subject to the qualifications and exceptions set forth herein, I am of the opinion that:

          1. Each of the Corporations (i) is a duly incorporated and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a material adverse effect on the operations, business, properties, assets, or financial condition of Holdings and its Subsidiaries taken as a whole.

          2. With respect to the qualification of the Corporations located outside the United States to carry on the business conducted by them in such jurisdictions, I have made no independent examination but, relying on my knowledge of the procedure of such Corporations in main-taining their own legal staffs or retaining local attorneys in such jurisdictions to supervise the important legal aspects of their busi-ness, I have no reason to believe that such Corporations are not properly qualified to conduct their foreign operations.

          3. Each Nabisco Corporation has the corporate power and authority to execute and deliver each of the Credit Documents to which it is a party and to perform its obligations thereunder. Each Nabisco Corporation has duly authorized each Credit Document to which it is a party and has duly executed and delivered each such Credit Document. Each such Credit Document constitutes the legal, valid and binding obligation of each Nabisco Corporation, enforceable against it in accordance with its terms.

          4. Neither the execution or delivery by any Nabisco Corporation of the Credit Documents to which it is a party, nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, (a) will contravene any applicable provision of any law, statute, rule or regulation of any State of the United States or the United States (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) or any order, writ, injunction or decree of any court or governmental instrumentality of any such State or the United States, (b) will conflict with, or result in

                                                                EXHIBIT B-1
                                                                     Page 3



     any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any material Lien upon any of the property or assets of Holdings or any of its Subsidiaries pursuant to the terms of any material indenture, mort-gage, deed of trust, agreement, or other material instrument to which Holdings or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or
     (c) will violate any provision of the Articles or Certificate of Incorporation or By-Laws of any Corporation.

          5. To the best of my knowledge and the knowledge of attorneys on my staff and except as set forth in Annex IV to the Credit Agreement, there are no actions, suits or proceedings pending or threatened with respect to Holdings or any of its Subsidiaries (a) that are reasonably likely to have a material adverse effect on the business, properties, assets, operations or financial condition of Holdings and its Subsidiaries taken as a whole, or (b) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or on the ability of any Nabisco Corporation to perform its obligations to the Banks under the Credit Documents.

          6. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof in the States in which the Corporations conduct business, is required to be obtained or made by any Corporation to authorize or is required in connection with (i) the execution, delivery and perform-ance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

          7. No Corporation is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          8. All governmental and third party approvals in connection with the transactions contemplated by the Credit Documents and otherwise referred to in the Credit Documents have been obtained and remain in effect.

          My opinion in paragraph 3 above as to the enforceability of the agreements referred to therein is subject to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, general principles of equity, whether such enforceability is considered in a proceeding in

                                                                EXHIBIT B-1
                                                                     Page 4



equity or at law, and to the discretion of the court before which any proceeding therefor may be brought. My opinion in paragraph 4 above as to compliance with certain laws, statutes, rules or regulations is based upon a review of those laws, statutes, rules and regulations which, in my experience, are normally applicable to transactions of the type contem-plated by the Credit Documents.

          I have not been requested to render and, with your permission, I express no opinion as to the applicability to the obligations of any Nabisco Corporation under the Credit Agreement of Section 548 of the Bankruptcy Code and Article 10 of the New York Debtor & Creditor Law relating to fraudulent transfers and obligations. I understand, without independent verification, that the Banks have satisfied themselves on the basis of, among other things, the financial information furnished to the Banks and their knowledge of the credit facilities available to the Nabisco Corporations, that none of the Nabisco Corporations is insolvent or will be rendered insolvent by the transactions contemplated by the Credit Agreement and that, after giving effect to such transactions, none of the Nabisco Corporations will be left with unreasonably small capital with which to engage in its anticipated business and that none of the Nabisco Corporations will have intended to incur, or will have believed it has incurred, debts beyond its ability to pay as such debts mature.

          This opinion is rendered only to the Senior Managing Agents and the Banks (collectively, the "Addressed Parties") and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by any Addressed Party for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.


                              Very truly yours,

                                                                EXHIBIT B-2
                                                                -----------



                     [FORM OF OPINION OF WHITE & CASE]



To:  The Senior Managing Agents and various
     lending institutions (collectively, the
     "Banks") party to the Credit Agreement
     referred to below.

re   Credit Agreement, dated as of November 3,
     1995 (the "Credit Agreement"), among
     Nabisco Holdings Corp. ("Holdings"), Nabisco, Inc.
     (the "Borrower"), the Senior Managing Agents and the Banks
     ----------------------------------------------------------

Ladies and Gentlemen:

          We have acted as special counsel to the Banks party to the Credit Agreement in connection with the execution and delivery of the Credit Agreement. This opinion is delivered to you pursuant to Section 4.04(ii) of the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement unless otherwise defined herein.

          In connection with this opinion, we have examined the originals, or certified, conformed or reproduction copies, of all records, agreements, instruments and documents as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed. In stating our opinion, we have assumed the genuineness of all signatures on original or certified copies, the authenticity of documents submitted to us as originals and the conformity to original or certified copies of all copies submitted to us as certified or reproduction copies.

          We have also assumed, for purposes of the opinions expressed herein, that the parties to the Credit Agreement have the corporate power and authority to enter into and perform the Credit Agreement and that the Credit Agreement has been duly authorized, executed and delivered by each such party.

          Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that the Credit Agreement constitutes the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable in accordance with its terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency,

                                                                EXHIBIT B-2
                                                                     Page 2



reorganization or other similar laws affecting creditors' rights generally and by equity principles (regardless of whether enforcement is sought in equity or at law).

          We have not been requested to render and, with your permission, we express no opinion as to the applicability to the obligations of Holdings or the Borrower under the Credit Agreement of Section 548 of the Bankruptcy Code and Article 10 of the New York Debtor & Creditor Law relating to fraudulent transfers and obligations. We understand, without independent verification, that the Banks have satisfied themselves on the basis of, among other things, the financial information furnished to the Banks and their knowledge of the credit facilities available to Holdings and the Borrower, that neither Holdings nor the Borrower is insolvent or will be rendered insolvent by the transactions contemplated by the Credit Agreement and that, after giving effect to such transactions, neither Holdings nor the Borrower will be left with unreasonably small capital with which to engage in its anticipated business and that neither Holdings nor the Borrower will have intended to incur, or will have believed it has incurred, debts beyond its ability to pay as such debts mature.

          This opinion is limited to the federal law of the United States of America and the law of the State of New York.

                              Very truly yours,

                                                                EXHIBIT C-1
                                                                -----------



                            NOTICE OF ASSIGNMENT
                            --------------------


                                                                     [DATE]


Citibank, N.A.,
  as Payments Administrator
______________________________
New York, New York  __________

Attention:  _____________________

re:  Credit Agreement, dated as of November 3, 1995,
     among Nabisco Holdings Corp., Nabisco, Inc.,
     various financial institutions from time to time
     party thereto and the Senior Managing Agents (as
     the same may be amended, modified or supplemented
     from time to time, the "Credit Agreement")
     -------------------------------------------------

          1. Reference is made to the above-referenced Credit Agreement. All terms defined in the Credit Agreement shall have the same meanings when used herein.

          2. [NAME OF ASSIGNOR] ("Assignor") has sold to [NAME OF ASSIGNEE] ("Assignee") an assignment in the aggregate amount of $________.

          3. The Assignee hereby elects to become party to, and be bound by each of the provisions of, the Credit Agreement as a "Bank" with [a Commitment] [outstanding Loans] equal to the amount set forth in clause 2 above.

          4. Assignee hereby confirms that it has executed and returned to the Borrower a confidentiality agreement in the form set forth as Exhibit D to the Credit Agreement.

          5. Assignee hereby makes, as to itself, the representations set forth in Section 12.04(d) of the Credit Agreement, and agrees, to the extent not a U.S. Person, to deliver the required forms to the Borrower.

                                                                EXHIBIT C-1
                                                                     Page 2



          6. The Assignee's address for purposes of notices under the Credit Agreement is:

               [INSERT ADDRESS]
               --------------------------------------

               ---------------------------------------

               ---------------------------------------


                              Very truly yours,

                              [NAME OF ASSIGNOR]


                              By________________________
                                 Title:


                              [NAME OF ASSIGNEE]


                              By________________________
                                 Title:

                                                                EXHIBIT C-2
                                                                -----------



                        FORM OF ASSIGNMENT AGREEMENT
                        ----------------------------


          ASSIGNMENT AGREEMENT (the "Assignment Agreement"), dated as of ___________, 19__, between ________________ ("Assignor") and ________________
("Assignee"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                           W I T N E S S E T H :
                           - - - - - - - - - -


          WHEREAS, Assignor is a party to a Credit Agreement, dated as of November 3, 1995 (as amended to the date hereof, the "Credit Agreement"), among Nabisco Holdings Corp. ("Holdings"), Nabisco, Inc. (the "Borrower"), various financial institutions (including Assignor) and the Senior Managing Agents;

          WHEREAS, Assignor has [a Commitment of $_____ under the Credit Agreement pursuant to which it has made outstanding Loans of
$__________]1/ [made outstanding Loans under the Credit Agreement of $____
            -
 ]2/;
- -

          WHEREAS, Assignor and Assignee wish Assignor to assign to Assignee, among other things, its rights under the Credit Agreement with respect to a portion of its [Commitment and of its]3/ outstanding Loans;
                                                   -
and

          WHEREAS, Assignor and Assignee wish Assignee to assume the obligations of Assignor under the Credit Agreement to the extent of the rights so assigned;




--------------------
1/  Insert only in Assignment and Assumption Agreements executed prior to
-   the Commitment Expiry Date.

2/  Insert only in Assignment and Assumption Agreements executed after the
-   Commitment Expiry Date.

3/  Insert only in Assignment and Assumption Agreements executed prior to
-   the Commitment Expiry Date.

                                                                EXHIBIT C-2
                                                                     Page 2



          NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

          1.  Assignment.  Assignor hereby assigns to Assignee, without
              ----------
recourse, or representation or warranty (other than as expressly provided herein) and subject to Section 4(b) hereof, that percentage listed on Annex I hereto as the "Assignee's Share" ("Assignee's Share") of all of Assignor's rights, title and interest arising under the Credit Agreement indicated in Item 5 of Annex I hereto, including, without limitation, all or a portion of the Assignor's Commitment, if any, and all rights and obligations with respect to Assignee's Share of the Loans heretofore made by the Assignor under the Credit Agreement. The dollar amount of Assignee's Share of Assignor's Commitment and outstanding Loans is set forth in Item 5(c) of Annex I hereto.

          2.  Assumption.  Assignee hereby assumes from Assignor all of
              ----------
Assignor's obligations arising under the Credit Agreement relating to Assignee's Share of [Assignor's Commitment and of]4/ the Loans. It is
                                                  -
the intent of the parties hereto that Assignor shall be released from all of its obligations under the Credit Agreement relating to Assignee's Share pursuant to Section 12.04(b)(A) of the Credit Agreement.

          3.  Assignments; Participations.  Assignee may assign all or any
              ---------------------------
part of the rights granted to it hereunder, provided that such assignment
                                            --------
complies with the provisions of Sections 12.04(b)(A) and 12.04(c) of the Credit Agreement. Assignee may sell or grant participations in all or any part of the rights granted to it hereunder in accordance with the provisions of Sections 12.04(b)(B) and 12.04(c) of the Credit Agreement.

          4.  Payment of Interest and Fees to Assignee.  (a)  Interest is
              ----------------------------------------
payable by the Borrower in respect of Assignee's Share of the Loans at the rates set forth in Section 1.09 of the Credit Agreement, the Facility Fee is payable by the Borrower in respect of the Assignee's Share of the daily average Commitment of the Assignor (or after the termination of the Total Commitment, of the Loans) at the rate set forth in Section 2.01(a) of the Credit Agreement and Utilization Fees are payable by the Borrower, under certain circumstances, at the rate set forth in Section 2.01(b) of the Credit Agreement, in each case, subject to the




--------------------
4/  Insert  only  in Assignment  and  Assumption Agreements
-
executed prior to the Commitment Expiry Date.

                                                                EXHIBIT C-2
                                                                     Page 3



terms and conditions set forth in the Credit Agreement (Facility Fees and Utilization Fees being hereinafter referred to as the "Fees").5/
                                                              -

          (b) Notwithstanding anything to the contrary contained in this Assignment Agreement, if and when Assignor receives or collects any payment of interest on any Loan attributable to Assignee's Share or any payment of Fees attributable to Assignee's Share which, in any such case, are required to be paid to Assignee pursuant to clause (a) above, Assignor shall dis-tribute to Assignee such payment but only to the extent such interest or Fee accrued after the Assignment Effective Date (as hereinafter defined).

          (c) Notwithstanding anything to the contrary contained in this Assignment Agreement, if and when Assignee receives or collects any payment of interest on any Loan or any payment of Fees which, in any such case, is required to be paid to Assignor pursuant to clause (a) above, Assignee shall distribute to Assignor such payment.

          5.  Payments on Assignment Effective Date.  In consideration of
              -------------------------------------
the assignment by Assignor to Assignee of Assignee's Share of Assignor's Commitment and/or Loans as set forth above, [(a)] Assignee agrees to pay to Assignor on or prior to the Assignment Effective Date an amount specified by Assignor in writing on or prior to the Assignment Effective Date which represents Assignee's Share of the principal amount of the respective Loans made by Assignor pursuant to the Credit Agreement and outstanding on the Assignment Effective Date [and (b) Assignor agrees to pay to Assignee within three Business Days after the Assignment Effective Date the Assignment Facility Fee specified in Annex I hereto].6/
                                                     -

          6.  Effectiveness.  (a)  This Assignment Agreement shall become
              -------------
effective on the date (the "Assignment Effective Date") on which (i) Assignor and Assignee shall have signed a copy hereof (whether the same or different copies) and, in the case of




--------------------
5/  In the event that the  Assignor and Assignee agree that
-
the rate of interest or Fees payable to the Assignee shall be lower than the rate or rates paid by the Borrower, with the Assignor being entitled to any excess, appropriate modifications may be made to Section 4(a) hereof. Any such modified Section 4(a) hereof must provide, however, that the Borrower and the Payments Administrator shall direct the entire amount of such interest or Fees to the Assignee, and that such fee sharing arrangement shall be effectuated through payments between the Assignee and the Assignor.

6/  Include the bracketed language in Section 5 hereof if
-
an Assignment Facility Fee is to be paid.

                                                                EXHIBIT C-2
                                                                     Page 4



Assignee, shall have delivered same to Assignor, (ii) Assignee shall have paid to Assignor the amount set forth in Section 5[(a)] hereof and (iii) Assignor and Assignee shall have executed and delivered to the Payments Administrator a written notice of the assignment contained herein in the form of Exhibit C-1 to the Credit Agreement to the extent required by
Section 12.04(b)(A) thereof and the Payments Administrator shall have recorded the assignment contained herein in the Register.

          (b) It is agreed that all interest on any Loan attributable to Assignee's Share and all Fees attributable to Assignee's Share, which, in each case, accrues on and after the Assignment Effective Date shall be paid directly to the Assignee.

          7.  Amendment of Credit Agreement.  In accordance with the
              -----------------------------
requirements of Section 12.04(b)(A) of the Credit Agreement, on the Assignment Effective Date the Credit Agreement shall be amended by deeming the signature of Assignee herein as a signature to the Credit Agreement. For purposes of Section 12.04(b)(A) of the Credit Agreement, the Assignee shall be deemed a "Bank" for all purposes under the Credit Agreement, and shall be subject to and shall benefit from all of the rights and obligations of a Bank under the Credit Agreement and the address of the Assignee for notice purposes shall be as set forth opposite its signature below.

          8.  Representations and Warranties.  Each of the Assignor and the
              ------------------------------
Assignee represents and warrants to the other party as follows:

          (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement;

          (b) the making and performance by it of this Assignment Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it;

          (c) this Assignment Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

          (d) all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the

                                                                EXHIBIT C-2
                                                                     Page 5



     validity or enforceability of its obligations under this Assignment Agreement have been obtained, and no governmental authorizations other than any already obtained are required in connection with its execution, delivery and performance of this Assignment Agreement.

          9.  Expenses.  The Assignor and the Assignee agree that each
              --------
party shall bear its own expenses in connection with the preparation and execution of this Assignment Agreement.

          10.  Foreign Withholding.  If the Assignee is organized under the
               -------------------
laws of any jurisdiction other than the United States or any state or other political subdivision thereof (a) it represents and warrants to the Payments Administrator and the Borrower that under applicable law and treaties no taxes will be required to be withheld by the Payments Administrator or the Borrower with respect to any payments to be made to Assignee in respect of the Loans and (b) it agrees that it will (i) furnish the Payments Administrator and the Borrower, concurrently with the execution of this Assignment Agreement, either U.S. Internal Revenue Service Form 4224, U.S. Internal Revenue Service Form 1001 or U.S.
Internal Revenue Service Form W-9 (wherein Assignee claims entitlement to complete exemption from U.S. federal withholding tax on all payments under the Credit Agreement) and, upon the expiration or obsolescence of any pre-viously delivered form, with a new U.S. Internal Revenue Service Form 4224, Form 1001 or Form W-9 and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and com-pleted by Assignee and (ii) comply from time to time with all applicable U.S. laws and regulations with regard to the aforementioned withholding tax exemption.

          11.  Miscellaneous.  (a)  Assignor shall not be responsible to
               -------------
Assignee for the execution (by any party other than the Assignor), effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Credit Documents or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by Assignor to Assignee or by or on behalf of either Credit Party to Assignor or Assignee in connection with the Credit Documents and the transactions contemplated thereby. Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, condi-tions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Default or Event of Default.

                                                                EXHIBIT C-2
                                                                     Page 6



          (b) Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of each Credit Party in connection with the making of the Loans and the assignment to Assignee hereunder of Assignee's Share of [Assignor's Commitment and of]7/ Assignor's Loans and has made and shall continue to make its own
   -
appraisal of the creditworthiness of each Credit Party. Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter and shall further have no responsibility with respect to the accuracy of, or the completeness of, any information provided to Assignee, whether by Assignor or by or on behalf of each Credit Party.

          (c) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (d) No term or provision of this Assignment Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties.

          (e) This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

          (f) The Assignor may at any time or from time to time grant to others assignments or participations in its Commitment or the Loans but not in the portions thereof assigned to Assignee pursuant to this Assignment Agreement. The Assignor represents and warrants that it has not at any time prior to the Assignment Effective Date encumbered or assigned the portion of its Commitment or Loans being assigned hereunder.

          (g) All payments hereunder or in connection herewith shall be made in U.S. Dollars and in immediately available funds, if payable to the Assignor, to the account of the Assignor at its office as designated in Annex I hereto, and, if payable to the Assignee, to the account of the As-signee, as designated in Annex I hereto.




--------------------
7/  Insert only in Assignment and Assumption Agreements executed prior to
-
    the Commitment Expiry Date.

                                                                EXHIBIT C-2
                                                                     Page 7



          (h) This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither of the parties hereto may assign or transfer any of its rights or obligations under this Assignment Agreement without the prior consent of the other party. The preceding sentence shall not limit the right of the Assignee to assign all or part of Assignee's Share of [Assignor's Commitment and/or] outstanding Loans assigned under this Assignment Agreement in the manner contemplated by the Credit Agreement, subject to the provisions of Section 3 hereof.

          (i) All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transaction contemplated hereby.

          (j) The Assignor shall promptly provide the Assignee with copies of the documents received in connection with the transactions contemplated by the Credit Documents and this Assignment Agreement.


                               *     *     *

                                                                EXHIBIT C-2
                                                                     Page 8



          IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.


                              [NAME OF ASSIGNOR]


                              By_________________________
                                 Title:



                              [NAME OF ASSIGNEE]


                              By__________________________
                                 Title:

                                                           ANNEX I
                                                            to
                                                       Assignment Agreement
                                                       --------------------



1.  Borrower:  Nabisco, Inc.
    --------

2.  Date of Credit Agreement:  As of November 3, 1995
    ------------------------

3.  Assignee:
    --------

4.  Date of Assignment Agreement:  ________________, 19__
    ----------------------------

5.  Amount of Assignment:
    --------------------

                                                 [Commitment  Loans
                                                  ----------  -----

     a.   Assignor's outstanding
          [Commitment/]Loans...............     $__________ $_________

     b.   Assignee's Share...................    __________% _________%


     c.   Amount of Assignee's Share.....       $__________]1/$_______
                                                            -


[6.  Assignment Facility Fee:  (__% of Assignee's [Commitment][Loan]
     -----------------------
Amount) $___]

7.   Notice and Payment Instructions:
     -------------------------------

    Assignor:  ________________________________

               ________________________________

               ________________________________
               Attention:

    Assignee:  ________________________________

               ________________________________

               ________________________________
               Attention:




--------------------
1/  Insert only in Assignment and Assumption Agreements executed prior to
-
    the Commitment Expiry Date.

                                                                    ANNEX I
                                                                     Page 2



Accepted and Agreed:


[NAME OF ASSIGNOR]


By___________________________
   Title:


[NAME OF ASSIGNEE]


By___________________________
   Title:

                                                                EXHIBIT C-3
                                                                -----------



                  FORM OF AGREEMENT OF COMMITMENT INCREASE
                  ----------------------------------------


          AGREEMENT OF COMMITMENT INCREASE (the "Agreement"), dated as of ___________, 19__, between Nabisco, Inc. (the "Borrower") and ________________
(the "[New] Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                           W I T N E S S E T H :
                           - - - - - - - - - -


          WHEREAS, the Borrower [is a] [and the Bank are] party to a Credit Agreement, dated as of November 3, 1995 (as amended to the date hereof, the "Credit Agreement"), among Nabisco Holdings Corp. ("Holdings"), the Borrower, various financial institutions from time to time party thereto [(including the Bank)] and the Senior Managing Agents;

          [WHEREAS, the Borrower has requested the Bank to increase its Commitment of $________ under the Credit Agreement to $________; and

          WHEREAS, the Bank, pursuant to the terms and conditions hereof, desires to increase its Commitment of $________ under the Credit Agreement to $________;]

          [WHEREAS, the Borrower has requested the New Bank to become a party to the Credit Agreement with a Commitment of $________ thereunder; and

          WHEREAS, New Bank wishes to become party to, and be bound by each of the provisions of, the Credit Agreement as a "Bank" with a Commitment equal to the amount set forth in the previous recital;]


          NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

          1.  Commitment.  [The New Bank hereby agrees to become party to,
              ----------
and be bound by, each of the provisions of the Credit Agreement with a Commitment equal to $__________. Upon the Agreement Effective Date (as defined below), the New Bank shall become a "Bank" for all purposes of the Credit Agreement and the other Credit Documents

                                                                EXHIBIT C-3
                                                                     Page 2



with the Commitment, and the information contained in Annex I hereto, as so recorded by the Payments Administrator in the Register.] [From and after the Agreement Effective Date (as defined below), the Bank hereby agrees to increase its Commitment of $__________ under the Credit Agreement to $__________.]

          2.  Note.  Upon the Agreement Effective Date (as defined below),
              ----
the Borrower hereby agrees to execute a Note in favor of the [Bank] [New Bank] in an aggregate principal amount equal to the [Bank's] [New Bank's] Commitment of $_________[, and upon receipt of such Note the Bank shall deliver the Note currently in its possession to the Borrower marked "cancelled"].

          3.  Assignments; Participations.  The [Bank] [New Bank] may
              ---------------------------
assign all or any part of the rights granted to it hereunder, provided that
                                                              --------
such assignment complies with the provisions of Sections 12.04(b)(A) and 12.04(c) of the Credit Agreement. The [Bank] [New Bank] may sell or grant participations in all or any part of the rights granted to it hereunder in accordance with the provisions of Sections 12.04(b)(B) and 12.04(c) of the Credit Agreement.

          [4.  Payment of Interest and Fees to New Bank.  Interest is
               ----------------------------------------
payable by the Borrower in respect of New Bank's pro rata share of the
                                                 --- ----
Loans at the rates set forth in Section 1.09 of the Credit Agreement, the Facility Fee is payable by the Borrower in respect of the New Bank's daily average Commitment (or after termination of the Total Commitment, of its pro rata share of the outstanding Loans) at the rate set forth in Section
--- ----
2.01(a) of the Credit Agreement and Utilization Fees are payable by the Borrower, under certain circumstances, at the rate set forth in Section 2.01(b) of the Credit Agreement, in each case, subject to the terms and conditions set forth in the Credit Agreement (Facility Fees and Utilization Fees being hereinafter referred to as the "Fees").]

          5.  Effectiveness.  [(a)]  This Agreement shall become effective
              -------------
on the date (the "Agreement Effective Date") on which (i) Borrower and the [Bank] [New Bank] shall have signed a copy hereof (whether the same or different copies) and delivered same to the Payments Administrator, [and]
(ii) [the New Bank shall have paid a nonrefundable fee of $2,500 to the Payments Administrator as required by Section 1.16 of the Credit Agreement and (iii)] the Payments Administrator shall have recorded the [Bank's] [New Bank's] Commitment in the Register.

          [(b) By its execution of this Agreement, the New Bank shall be deemed a "Bank" for all purposes under the Credit Agreement, and shall be subject to and shall benefit from all of the rights and obligations of a Bank under the Credit Agreement and the

                                                                EXHIBIT C-3
                                                                     Page 3



address of the New Bank for notice purposes shall be as set forth opposite its signature below.]

          6.  Representations and Warranties.  (i) Each of the Borrower and
              ------------------------------
the [Bank] [New Bank] represents and warrants to the other party as follows:

          (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement;

          (b) the making and performance by it of this Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it;

          (c) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

          (d) all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the validity or enforce-ability of its obligations under this Agreement have been obtained, and no governmental authorizations other than any already obtained are required in connection with its execution, delivery and performance of this Agreement.

     (ii) [New Bank represents and warrants as follows:

          (a) it has made its own independent investigation of the financial condition and affairs of each Credit Party in connection with the making of the Loans and its agreement to make a Commitment hereunder and has made and shall continue to make its own appraisal of the credit-worthiness of each Credit Party; and

          (b)  it is an Eligible Transferee which makes loans in the ordinary course of its business, and it will make or acquire Loans for its own account in the ordinary course of such business, provided, that
                                                               --------
     subject to Section 12.04(a) through (c) of the Credit Agreement, the disposition of any promissory notes or other

                                                                EXHIBIT C-3
                                                                     Page 4



     evidences of or interests in Indebtedness held by the New Bank shall at all times be within its exclusive control.

     (iii)]    The Borrower represents and warrants as follows:

          (a) no Event of Default has occurred and is continuing on the date hereof; and

          (b)  the Credit Rating of the Borrower is [an Increased
     Investment Grade Rating] [a Maximum Investment Grade Rating] on the date hereof.

          7.  Expenses.  The Borrower and the [Bank] [New Bank] agree that
              --------
each party shall bear its own expenses in connection with the preparation and execution of this Agreement.

          [8.  Foreign Withholding.  If the New Bank is organized under the
               -------------------
laws of any jurisdiction other than the United States or any state or other political subdivision thereof (a) it represents and warrants to the Payments Administrator and the Borrower that under applicable law and treaties no taxes will be required to be withheld by the Payments Administrator or the Borrower with respect to any payments to be made to New Bank in respect of the Loans and (b) it agrees that it will (i) furnish the Payments Administrator and the Borrower, concurrently with the execution of this Agreement, either U.S. Internal Revenue Service Form 4224, U.S. Internal Revenue Service Form 1001 or U.S. Internal Revenue Service Form W-9 (wherein New Bank claims entitlement to complete exemption from U.S. federal withholding tax on all payments under the Credit Agreement) and, upon the expiration or obsolescence of any previously delivered form, with a new U.S. Internal Revenue Service Form 4224, Form 1001 or Form W-9 and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by New Bank and (ii) comply from time to time with all applicable U.S. laws and regulations with regard to the aforementioned withholding tax exemption.]

          9.  Miscellaneous.
              -------------

          (a) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (b) No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties.

                                                                EXHIBIT C-3
                                                                     Page 5



          (c) This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

          (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither of the parties hereto may assign or transfer any of its rights or obligations under this Agreement without the prior consent of the other party. The preceding sentence shall not limit the right of the [Bank] [New Bank] to assign all or part of its Commitment and outstanding Loans in the manner contemplated by the Credit Agreement, subject to the provisions of
Section 3 hereof.

          (e) All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transaction contemplated hereby.

          [(f) The Borrower shall promptly provide the New Bank with copies of the documents received in connection with the transactions contemplated by the Credit Documents and this Agreement.]


                               *     *     *

                                                                EXHIBIT C-3
                                                                     Page 6



          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              NABISCO, INC.


                              By_________________________
                                 Title:



                              [NAME OF [BANK] [NEW BANK]]


                              By__________________________
                                 Title:



Acknowledged this
____day of _______, 199_:



CITIBANK, N.A.,
  as Payments Administrator


By ___________________________________________________

                                                                    ANNEX I
                                                                    -------



1.  Borrower:  Nabisco, Inc.
    --------

2.  Date of Credit Agreement:  As of November   , 1995.
    ------------------------                  --

3.  Name of [New] Bank:
    ------------------

4.  Date of Agreement of Commitment Increase:  ________________, 19__.
    ----------------------------------------

5.  Commitment:  $___________
    ----------

6.  Notice:
    ------

     ________________________________

     ________________________________

     ________________________________
     Attention:

7.  Payment Instructions:
    --------------------

     ________________________________

     ________________________________

     ________________________________
     Attention:
     Reference:

                                                                  EXHIBIT D
                                                                  ---------



                     FORM OF CONFIDENTIALITY AGREEMENT
                     ---------------------------------


                                                                     [DATE]



[Insert Name and Address of
the New Bank, Prospective Assignee
or Holder of a Participation]


Ladies and Gentlemen:

          In connection with the financing of the credit facilities (the "Nabisco Facilities"), Nabisco Holdings Corp. ("Holdings") may from time to time provide to you information (the "Confidential Information") regarding, among other things, Holdings, Nabisco, Inc. ("Nabisco") and the Nabisco Facilities.

          As used herein, the term "Material" means any information concerning Holdings and/or its subsidiaries which is furnished by or on behalf of Holdings (including, without limitation, the Confidential Information), provided that the term "Material" does not include information which was or becomes generally available to the public or becomes available on a non-confidential basis, in each case other than from a source which is bound by a confidentiality agreement with Holdings.

          We are prepared to provide you with Materials as necessary or pursuant to the information provisions under the credit agreements (the "Credit Agreements"), among Holdings, Nabisco and various financial institutions from time to time party thereto. Pursuant to Section 12.14 of the Credit Agreements, you, as a prospective assignee or holder of a participation in the Loans (as defined in the Credit Agreements) are required to enter into this Confidentiality Agreement (the "Agreement") before receiving the Confidential Information and the other Materials.
Such Materials will be made available to you upon your execution of this Agreement. In consideration thereof, you agree that the Confidential Information and the other Materials will be kept confidential, in accordance with your customary procedure for handling confidential information and in accordance with safe and sound banking practices, and not be used by you except in connection with the Nabisco Facilities and the financing thereof discussed above.

                                                                  EXHIBIT D
                                                                     Page 2



          You and your affiliates, directors, officers, employees and representatives agree to be bound by the terms of this Agreement. This Agreement shall inure to the benefit of Holdings.

          In this connection, we acknowledge that you may make disclosure of the Confidential Information and the Materials to your attorneys and independent auditors. In addition, you may make disclosure as required or requested by any governmental agency or representative thereof or pursuant to legal process, and we acknowledge that you are subject to bank regulatory agencies and may be required to provide the Confidential Information and the Materials to, or otherwise make them available for review by, the representatives of such agencies, provided that, unless
                                                 --------
specifically prohibited by applicable law or court order, you shall notify Holdings of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of your financial condition by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information. You also agree to request confidential treatment of the Confidential Information and the Materials to the extent permitted by law.

          Please indicate your agreement to the foregoing at the place provided below.

                              Very truly yours,

                              [Insert Name of Lender]

                              By___________________________
                                 Title:


The foregoing is agreed to as of
  the date of this letter.


By___________________________
   Title: